                                                                       Exh. 10.3
                                                                [EXECUTION COPY]




                        FOURTH AMENDMENT AND RESTATEMENT

                                       OF

                                CREDIT AGREEMENT


                            Dated as of June 12, 1998


                                      among


                         INSIGHT HEALTH SERVICES CORP.,
                                  as Borrower,


                      CERTAIN SUBSIDIARIES OF THE BORROWER
                         FROM TIME TO TIME PARTY HERETO,
                                 as Guarantors,


                               THE SEVERAL LENDERS
                         FROM TIME TO TIME PARTY HERETO


                                       AND


                               NATIONSBANK, N. A.,
                                    as Agent

                                                 TABLE OF CONTENTS


SECTION 1  DEFINITIONS............................................................................................1
         1.1 Definitions..........................................................................................1
         1.2 Computation of Time Periods.........................................................................22
         1.3 Accounting Terms....................................................................................32
SECTION 2  CREDIT FACILITIES.....................................................................................23
         2.1 Revolving Loans.....................................................................................23
         2.2 Letter of Credit Subfacility........................................................................24
         2.3 Acquisition Loans...................................................................................28
         2.4 Tranche A Term Loan.................................................................................30
SECTION 3  OTHER PROVISIONS RELATING TO CREDIT FACILITIES........................................................31
         3.1 Default Rate........................................................................................31
         3.2 Extension and Conversion............................................................................32
         3.3 Prepayments.........................................................................................32
         3.4 Termination and Reduction of Committed Amounts......................................................34
         3.5 Fees................................................................................................35
         3.6 Capital Adequacy....................................................................................36
         3.7 Limitation on Eurodollar Loans......................................................................36
         3.8 Illegality..........................................................................................37
         3.9 Requirements of Law.................................................................................37
         3.10 Treatment of Affected Loans........................................................................38
         3.11 Taxes..............................................................................................38
         3.12 Compensation.......................................................................................38
         3.13 Pro Rata Treatment.................................................................................39
         3.14 Sharing of Payments................................................................................40
         3.15 Payments, Computations, Etc........................................................................41
         3.16 Evidence of Debt...................................................................................42
         3.17 Mandatory Assignment...............................................................................43
SECTION 4  GUARANTY..............................................................................................43
         4.1 The Guaranty........................................................................................43
         4.2 Obligations Unconditional...........................................................................43
         4.3 Reinstatement.......................................................................................44
         4.4 Certain Additional Waivers..........................................................................44
         4.5 Remedies............................................................................................44
         4.6 Rights of Contribution..............................................................................45
         4.7 Continuing Guarantee................................................................................45
SECTION 5  CONDITIONS............................................................................................46
         5.1 Closing Conditions..................................................................................46
         5.2 Conditions to all Extensions of Credit..............................................................47
SECTION 6  REPRESENTATIONS AND WARRANTIES........................................................................48
         6.1 Financial Condition.................................................................................48
         6.2 No Material Change..................................................................................48
         6.3 Organization and Good Standing......................................................................48
         6.4 Power; Authorization; Enforceable Obligations.......................................................49
         6.5 No Conflicts........................................................................................49
         6.6 No Default..........................................................................................49
         6.7 Ownership...........................................................................................49
         6.8 Indebtedness........................................................................................49
         6.9 Litigation..........................................................................................49
         6.10 Taxes..............................................................................................50
         6.11 Compliance with Law................................................................................50
         6.12 ERISA..............................................................................................50
         6.13 Subsidiaries.......................................................................................51




         6.14 Governmental Regulations, Etc......................................................................51
         6.15 Purpose of Loans and Letters of Credit.............................................................52
         6.16 Environmental Matters..............................................................................52
         6.17 Intellectual Property..............................................................................52
         6.18 Solvency...........................................................................................53
         6.19 Investments........................................................................................53
         6.20 Location of Collateral.............................................................................53
         6.21 Disclosure.........................................................................................53
         6.22 No Burdensome Restrictions.........................................................................53
         6.23 Brokers' Fees......................................................................................53
         6.24 Labor Matters......................................................................................53
         6.25 Nature of Business.................................................................................53
         6.26 Year 2000 Compliance...............................................................................53
SECTION 7  AFFIRMATIVE COVENANTS.................................................................................54
         7.1 Information Covenants...............................................................................54
         7.2 Preservation of Existence and Franchises............................................................56
         7.3 Books and Records...................................................................................56
         7.4 Compliance with Law.................................................................................56
         7.5 Payment of Taxes and Other Indebtedness.............................................................56
         7.6 Insurance...........................................................................................56
         7.7 Maintenance of Property.............................................................................57
         7.8 Performance of Obligations..........................................................................57
         7.9 Use of Proceeds.....................................................................................57
         7.10 Audits/Inspections.................................................................................57
         7.11 Financial Covenants................................................................................58
         7.12 Additional Credit Parties..........................................................................59
         7.13 Pledged Assets.....................................................................................59
         7.14 Upstreaming of Income from Joint Ventures..........................................................60
         7.15 Further Assurances.................................................................................60
SECTION 8  NEGATIVE COVENANTS....................................................................................61
         8.1 Indebtedness........................................................................................61
         8.2 Liens...............................................................................................62
         8.3 Nature of Business..................................................................................62
         8.4 Consolidation, Merger, Dissolution, etc.............................................................62
         8.5 Asset Dispositions..................................................................................63
         8.6 Investments.........................................................................................63
         8.7 Restricted Payments.................................................................................63
         8.8 Prepayments of Indebtedness, etc....................................................................64
         8.9 Transactions with Affiliates........................................................................64
         8.10 Fiscal Year; Organizational Documents..............................................................64
         8.11 Limitation on Restricted Actions...................................................................64
         8.12 Ownership of Subsidiaries..........................................................................65
         8.13 Sale Leasebacks....................................................................................65
         8.14 Capital Expenditures...............................................................................65
         8.15 No Further Negative Pledges........................................................................65
         8.16 Operating Lease Obligations........................................................................65
         8.17 No Foreign Subsidiaries............................................................................66
         8.18 Joint Venture Operations...........................................................................66
SECTION 9  EVENTS OF DEFAULT.....................................................................................66
         9.1 Events of Default...................................................................................66
         9.2 Acceleration; Remedies..............................................................................68
SECTION 10  AGENCY PROVISIONS....................................................................................68
         10.1 Appointment, Powers and Immunities.................................................................68
         10.2 Reliance by Agent..................................................................................69
         10.3 Defaults...........................................................................................69



         10.4 Rights as a Lender.................................................................................69
         10.5 Indemnification....................................................................................69
         10.6 Non-Reliance on Agent and Other Lenders............................................................70
         10.7 Successor Agent....................................................................................70
SECTION 11  MISCELLANEOUS........................................................................................70
         11.1 Notices............................................................................................70
         11.2 Right of Set-Off; Adjustments......................................................................71
         11.3 Benefit of Agreement...............................................................................72
         11.4 No Waiver; Remedies Cumulative.....................................................................73
         11.5 Expenses; Indemnification..........................................................................73
         11.6 Amendments, Waivers and Consents...................................................................74
         11.7 Counterparts.......................................................................................75
         11.8 Headings...........................................................................................75
         11.9 Survival...........................................................................................75
         11.10 Governing Law; Submission to Jurisdiction; Venue..................................................75
         11.11 Severability......................................................................................76
         11.12 Entirety..........................................................................................76
         11.13 Binding Effect; Termination; Acknowledgement......................................................76
         11.14 Source of Funds...................................................................................77
         11.15 Conflict..........................................................................................77
         11.16 Confidentiality...................................................................................77

                                                     SCHEDULES

Schedule 1.1A              Joint Ventures
Schedule 1.1B              Investments
Schedule 1.1C              Liens
Schedule 1.1D              GE Equipment
Schedule 2.1(a)            Lenders
Schedule 3.3(b)(vii)       Special Asset Dispositions
Schedule 5.2(c)            Form of Legal Opinion of McDermott, Will & Emery
Schedule 5.1(d)            Corporate Structure
Schedule 6.1(c)            Absence of Undisclosed Liabilities
Schedule 6.4               Required Consents, Authorizations, Notices
                           and Filings
Schedule 6.9               Litigation
Schedule 6.12              ERISA
Schedule 6.13              Subsidiaries
Schedule 6.15              Funded Indebtedness to be Refinanced
Schedule 6.16              Environmental Disclosures
Schedule 6.17              Intellectual Property
Schedule 6.20(a)(i)        Primary Real Properties
Schedule 6.20(a)(ii)       Secondary Real Properties
Schedule 6.20(b)           Collateral Locations
Schedule 6.20(c)           Chief Executive Offices/Principal Places
                           of Business
Schedule 6.23              Broker's Fees
Schedule 7.6               Insurance
Schedule 8.1               Indebtedness
Schedule 8.16              Existing Operating Leases


                                    EXHIBITS


Exhibit 1.1A               Form of Pledge Agreement
Exhibit 1.1B               Form of Security Agreement
Exhibit 1.1C               Form of Subordination Agreement
Exhibit 2.1(b)(i)          Form of Notice of Borrowing
Exhibit 2.1(e)             Form of Revolving Note
Exhibit 2.3(e)             Form of Acquisition Loan Note
Exhibit 2.4(f)             Form of Tranche A Term Note
Exhibit 3.2                Form of Notice of Extension/Conversion
Exhibit 7.1(c)             Form of Officer's Compliance Certificate
Exhibit 7.12               Form of Joinder Agreement
Exhibit 11.3(b)            Form of Assignment and Acceptance

              FOURTH AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT

     THIS FOURTH AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT, dated as of June 12, 1998 (the "Amendment"), is by and among INSIGHT HEALTH SERVICES CORP., a Delaware corporation (the "Borrower"), the Guarantors (as defined herein), the Lenders (as defined herein) and NATIONSBANK, N. A., as Agent for the Lenders (in such capacity, the "Agent").

                               W I T N E S S E T H

     WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent entered into that certain Credit Agreement dated as of October 14, 1997 as amended by the First Amendment to Credit Agreement dated as of November 17, 1997, the Second Amendment to Credit Agreement dated as of December 19, 1997 and the Third Amendment to Credit Agreement dated as of March 23, 1998 (the "Existing Credit Agreement");

     WHEREAS, the parties to the Existing Credit Agreement have agreed upon a fourth amendment to the Existing Credit Agreement and for ease of reference have agreed to set forth the entire agreement evidenced by the Existing Credit Agreement as amended by such fourth amendment in this Amendment as a single document;

     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    SECTION 1

                                   DEFINITIONS

     1.1  Definitions.

     As used in this Credit Agreement, the following terms shall have the meanings specified below unless the context otherwise requires:

               "Acquisition", by any Person, means an acquisition by such Person, to the extent not constituting a capital expenditure under GAAP, of all or a majority of the Capital Stock or all or substantially all of the Property of another Person, whether or not involving a merger or consolidation with such Person.

               "Acquisition Loan Commitment" means, with respect to each Lender, the commitment of such Lender in an aggregate principal amount at any time outstanding of up to such Lender's Acquisition Loan Commitment Percentage of the Acquisition Loan Committed Amount, to make Acquisition Loans in accordance with the provisions of Section 2.3(a).

               "Acquisition Loan Commitment Percentage" means, for any Lender, the percentage identified as its Acquisition Loan Commitment Percentage on Schedule 2.1(a), as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 11.3.

               "Acquisition Loan Committed Amount" shall have the meaning assigned to such term in Section 2.3(a).

               "Acquisition Loan Unused Fee" shall have the meaning assigned to such term in Section 3.5(a)(ii).

               "Acquisition Loan Unused Fee Calculation Period" shall have the meaning assigned to such term in Section 3.5(a)(ii).

               "Acquisition Loans" shall have the meaning assigned to such term in Section 2.3(a).

               "Acquisition Note" or "Acquisition Notes" means the promissory notes of the Borrower in favor of each of the Lenders evidencing the Acquisition Loans provided pursuant to Section 2.3(e), individually or collectively, as appropriate, as such promissory notes may be amended, modified, restated, supplemented, extended, renewed or replaced from time to time.

               "Additional Credit Party" means each Person that becomes a Guarantor after the Closing Date by execution of a Joinder Agreement.

               "Adjusted Base Rate" means the Base Rate plus the Applicable Percentage.

               "Adjusted Eurodollar Rate" means the Eurodollar Rate plus the Applicable Percentage.

               "Affiliate" means, with respect to any Person, any other Person
          (i) directly or indirectly controlling or controlled by or under direct or indirect common control with such Person or (ii) directly or indirectly owning or holding five percent (5%) or more of the Capital Stock in such Person. For purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

               "Agency Services Address" means NationsBank, N. A., NC1-001-15-04, 101 North Tryon Street, Charlotte, North Carolina 28255, Attn: Agency Services, or such other address as may be identified by written notice from the Agent to the Borrower.

               "Agent" shall have the meaning assigned to such term in the heading hereof, together with any successors or assigns.

               "Agent's Fee Letter" means that certain letter agreement, dated as of [April __, 1998], between the Agent and the Borrower, as amended, modified, restated or supplemented from time to time.

               "Agent's Fees" shall have the meaning assigned to such term in
          Section 3.5(c).

               "Amendment No. 4 Effective Date" means the date the conditions set forth in Section 5.1 have been satisfied.

               "Applicable Lending Office" means, for each Lender, the office of such Lender (or of an Affiliate of such Lender) as such Lender may from time to time specify to the Agent and the Borrower by written notice as the office by which its Eurodollar Loans are made and maintained.

               "Applicable Percentage" means, for purposes of calculating the applicable interest rate for any day for any Revolving Loan, any Acquisition Loan or any Tranche A Term Loan, the applicable rate of the Revolving Unused Fee for any day for purposes of Section 3.5(a)(i), the applicable rate of the Acquisition Loan Unused Fee for any day for purposes of Section 3.5(a)(ii), the applicable rate of the Standby Letter of Credit Fee for any day for purposes of Section 3.5(b)(i) or the applicable rate of the Trade Letter of Credit Fee for any day for purposes of Section 3.5(b)(ii), the appropriate applicable percentage corresponding to the Senior Leverage Ratio in effect as of the most recent Calculation Date:




                                                                                                    Applicable
                         Applicable       Applicable                   Applicable                   Percentage
             Senior      Percentage      Percentage      Applicable    Percentage    Applicable        for
Pricing     Leverage      For Base          For          Percentage     for Trade    Percentage    Acquisition
  Level       Ratio      Rate Loans      Eurodollar     For Standby     Letter of        for       Loan Unused
                                           Loans         Letter of     Credit Fee     Revolving        Fees
                                                         Credit Fee                  Unused Fees
--------   ---------    ------------    ------------    ------------   ----------   -------------  --------------

                          Revolving      Revolving
                           Loans,          Loans,
                         Acquisition    Acquisition
                          Loans and      Loans and
                          Tranche A      Tranche A
                         Term Loans      Term Loans
                         ------------   -------------



                                       2

    I       less than        0.75%          1.75%           1.75%         0.875%        0.375%         0.50%
            or equal to
            2.00 to 1.00

   II       greater than       1.00%          2.00%           2.00%          1.00%         0.50%         0.50%
            2.00 to 1.00
             but
            less than
            2.00 to 1.00

   III      greater than        1.25%          2.25%           2.25%         1.125%         0.50%         0.50%
            2.50 to 1.00



          The Applicable Percentages shall be determined and adjusted quarterly on the date (each a "Calculation Date") five Business Days after the date by which the Borrower is required to provide the officer's certificate in accordance with the provisions of Section 7.1(c) for the most recently ended fiscal quarter of the Consolidated Parties; provided, however, that (i) the initial Applicable Percentages shall be based on Pricing Level I (as shown above) and shall remain at Pricing Level I until the earlier of (i) the Calculation Date occurring on September 30, 1998 or (ii) the date of any Permitted Acquisition, and, thereafter, the Pricing Level shall be determined by the Senior Leverage Ratio as of the last day of the most recently ended fiscal quarter of the Consolidated Parties preceding the applicable Calculation Date, and (ii) if the Borrower fails to provide the officer's certificate to the Agency Services Address as required by Section 7.1(c) for the last day of the most recently ended fiscal quarter of the Consolidated Parties preceding the applicable Calculation Date, the Applicable Percentage from such Calculation Date shall be based on Pricing Level III until such time as an appropriate officer's certificate is provided, whereupon the Pricing Level shall be determined by the Senior Leverage Ratio as of the last day of the most recently ended fiscal quarter of the Consolidated Parties preceding such Calculation Date. Each Applicable Percentage shall be effective from one Calculation Date until the next Calculation Date. Any adjustment in the Applicable Percentages shall be applicable to all existing Loans as well as any new Loans made or issued.

               "Application Period", in respect of any Asset Disposition, shall have the meaning assigned to such term in Section 8.5.

               "Asset Disposition" means the disposition of any or all of the assets (including without limitation the Capital Stock of a Subsidiary) of any Consolidated Party, whether by sale, lease, transfer or otherwise, other than (a) the sale of inventory in the ordinary course of business for fair consideration, (b) the sale or disposition of machinery and equipment no longer used or useful in the conduct of such Person's business and (c) any Equity Transaction.

               "Asset Disposition Prepayment Event" means, with respect to any Asset Disposition other than an Excluded Asset Disposition, the failure of the Borrower to apply (or cause to be applied) the Net Cash Proceeds of such Asset Disposition to the purchase, acquisition or construction of Eligible Assets during the Application Period for such Asset Disposition.

               "Bankruptcy Code" means the Bankruptcy Code in Title 11 of the United States Code, as amended, modified, succeeded or replaced from time to time.

               "Bankruptcy Event" means, with respect to any Person, the occurrence of any of the following with respect to such Person: (i) a court or governmental agency having jurisdiction in the premises shall enter a decree or order for relief in respect of such Person in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or ordering the winding up or liquidation of its affairs; or (ii) there shall be commenced against such Person an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or any case, proceeding or other action for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or for the winding up or liquidation of its affairs, and such involuntary case or other case, proceeding or other action shall remain undismissed, undischarged or unbonded for a period of ninety (90) consecutive days; or (iii) such Person shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or make any general assignment for the benefit of creditors; or (iv) such Person shall be unable to, or shall admit in writing its inability to, pay its debts generally as they become due.

               "Base Rate" means, for any day, the rate per annum equal to the higher of (a) the Federal Funds Rate for such day plus one-half of one percent (0.5%) and (b) the Prime Rate for such day. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective on the effective date of such change in the Prime Rate or Federal Funds Rate.

               "Base Rate Loan" means any Loan bearing interest at a rate determined by reference to the Base Rate.

               "Borrower" means the Person identified as such in the heading hereof, together with any permitted successors and assigns.

               "Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks in Charlotte, North Carolina or New York, New York are authorized or required by law to close, except that, when used in connection with a Eurodollar Loan, such day shall also be a day on which dealings between banks are carried on in U.S. dollar deposits in London, England.

               "Calculation Date" has the meaning set forth in the definition of "Applicable Percentage" set forth in this Section 1.1.

               "Capital Lease" means, as applied to any Person, any lease of any Property (whether real, personal or mixed) by that Person as lessee which, in accordance with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person.

               "Capital Stock" means (i) in the case of a corporation, capital stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (iii) in the case of a partnership, partnership interests (whether general or limited), (iv) in the case of a limited liability company, membership interests and
          (v) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

               "Cash Equivalents" means (a) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition, (b) U.S. dollar denominated time deposits and certificates of deposit of (i) any Lender, (ii) any domestic commercial bank of recognized standing having capital and surplus in excess of $500,000,000 or (iii) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank being an "Approved Bank"), in each case with maturities of not more than 270 days from the date of acquisition, (c) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by, any domestic corporation rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody's and maturing within six months of the date of acquisition,
          (d) repurchase agreements with a bank or trust company (including any of the Lenders) or recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States of America in which any Credit Party shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least 100% of the amount of the repurchase obligations and (e) Investments, classified in accordance with GAAP as current assets, in money market investment programs registered under the Investment Company Act of 1940, as amended, which are administered by reputable financial institutions having capital of at least $500,000,000 and the portfolios of which are limited to Investments of the character described in the foregoing subdivisions (a) through (d).

               "Central Coast" means a direct or indirect Subsidiary of the Borrower to be created subsequent to the Closing Date for the purpose of operating a diagnostic imaging center project in California.

               "Certificates of Designation" means a collective reference to the Series B Certificate of Designation and the Series C Certificate of Designation.

               "Change of Control" means any of the following events: without the prior written consent of the Required Lenders, (a) either the Sponsor or GE shall transfer any Capital Stock in the Borrower in a manner that requires approval of the Borrower's Board of Directors pursuant to Section 6.14 of the Sponsor Investment Agreement or
          Section 6.14 of the GE Investment Agreement, (b) any Person other than the Sponsor or GE or two or more Persons other than the Sponsor or GE acting in concert shall have acquired beneficial ownership, directly or indirectly, of, or shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of, control over, 33% or more of the Capital Stock of the Borrower, (c) during any period of up to 24 consecutive months commencing after the Closing Date, individuals who at the beginning of such 24 month period were directors of the Borrower (together with any new director (i) whose election by the Borrower's Board of Directors or whose nomination for election by the Borrower's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved or (ii) appointed by the Sponsor and/or GE) cease for any reason to constitute a majority of the directors of the Borrower then in office, (d) the occurrence of (i) a breach by the Sponsor of Section 6.14 of the Sponsor Investment Agreement or (ii) a breach by GE of Section 6.14 of the GE Investment Agreement or (e) the occurrence of a "Change of Control" under and as defined in the Subordinated Note Indenture. As used herein, "beneficial ownership" shall have the meaning provided in Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934.

               "Closing Date" means October 14, 1997.

               "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute thereto, as interpreted by the rules and regulations issued thereunder, in each case as in effect from time to time. References to sections of the Code shall be construed also to refer to any successor sections.

               "Collateral" means a collective reference to the collateral which is identified in, and at any time will be covered by, the Collateral Documents.

               "Collateral Documents" means a collective reference to the Security Agreement, the Pledge Agreement, the Mortgage Instruments and such other documents executed and delivered in connection with the attachment and perfection of the Agent's security interests and liens arising thereunder, including without limitation, UCC financing statements and patent and trademark filings.

               "Commitment" means (i) with respect to each Lender, the Revolving Commitment of such Lender, the Acquisition Loan Commitment of such Lender and the Tranche A Term Loan Commitment of such Lender and (ii) with respect to the Issuing Lender, the LOC Commitment.

               "Consolidated Capital Expenditures" means, for any period, all capital expenditures of the Consolidated Parties on a consolidated basis for such period, as determined in accordance with GAAP, excluding capital expenditures incurred in connection with the buyout of existing Operating Leases set forth on Schedule 8.16 hereto.

               "Consolidated Cash Interest Expense" means, for any period, cash interest expense (including the amortization of debt discount and premium, the interest component under Capital Leases and the implied interest component under Synthetic Leases) of the Consolidated Parties on a consolidated basis for such period, as determined in accordance with GAAP; provided, however, that, notwithstanding anything to the contrary set forth in this Credit Agreement, (i) for any calculation as of the fiscal quarter ending March 31, 1998 for the twelve-month period then ended, Consolidated Cash Interest Expense shall be determined based on Consolidated Cash Interest Expense for the one-quarter period then ended multiplied by 4, (ii) for any calculation as of the fiscal quarter ending June 30, 1998 for the twelve-month period then ended, Consolidated Cash Interest Expense shall be determined based on Consolidated Cash Interest Expense for the two-quarter period then ended multiplied by 2 and (iii) for any calculation as of the fiscal quarter ending September 30, 1998 for the twelve-month period then ended, Consolidated Cash Interest Expense shall be determined based on Consolidated Cash Interest Expense for the three-quarter period then ended multiplied by 1.33.

               "Consolidated Cash Taxes" means, for any period, the aggregate of all taxes of the Consolidated Parties on a consolidated basis for such period, as determined in accordance with GAAP, to the extent the same are paid in cash during such period.

               "Consolidated EBITDA" means, for any period, the sum of (i) Consolidated Net Income for such period, plus (ii) an amount which, in the determination of Consolidated Net Income for such period, has been deducted for (A) Consolidated Interest Expense, (B) total federal, state, local and foreign income, value added and similar taxes, (C) depreciation and amortization expense and (D) minority interests (provided that minority interests shall not constitute more than 10% of Consolidated EBITDA for any period), all as determined in accordance with GAAP.

               "Consolidated EBITDAR" means, for any period, the sum of (i) Consolidated EBITDA for such period, plus (ii) an amount which, in the determination of Consolidated Net Income for such period, has been deducted for Consolidated Rental Expense, all as determined in accordance with GAAP.

               "Consolidated Interest Expense" means, for any period, interest expense (including the amortization of debt discount and premium, the interest component under Capital Leases and the implied interest component under Synthetic Leases) of the Consolidated Parties on a consolidated basis for such period, as determined in accordance with GAAP; provided, however, that, notwithstanding anything to the contrary set forth in this Credit Agreement, (i) for any calculation as of the fiscal quarter ending March 31, 1998 for the twelve-month period then ended, Consolidated Interest Expense shall be determined based on Consolidated Interest Expense for the one-quarter period then ended multiplied by 4, (ii) for any calculation as of the fiscal quarter ending June 30, 1998 for the twelve-month period then ended, Consolidated Interest Expense shall be determined based on Consolidated Interest Expense for the two-quarter period then ended multiplied by 2 and (iii) for any calculation as of the fiscal quarter ending September 30, 1998 for the twelve-month period then ended, Consolidated Interest Expense shall be determined based on Consolidated Interest Expense for the three-quarter period then ended multiplied by 1.33.

               "Consolidated Net Income" means, for any period, net income (excluding extraordinary, unusual items and gains or losses on Asset Dispositions) after taxes for such period of the Consolidated Parties on a consolidated basis, as determined in accordance with GAAP.

               "Consolidated Parties" means a collective reference to the Borrower and its Subsidiaries, and "Consolidated Party" means any one of them.

               "Consolidated Rental Expense" means, for any period, rental expense under Operating Leases of the Consolidated Parties on a consolidated basis for such period, as determined in accordance with GAAP.

               "Consolidated Scheduled Funded Debt Payments" means, as of the end of each fiscal quarter of the Consolidated Parties, for the Consolidated Parties on a consolidated basis, the sum of all scheduled payments of principal on Funded Indebtedness (other than Funded Indebtedness retired in connection with the Recapitalization) for the applicable period ending on such date (including the principal component of payments due on Capital Leases during the applicable period ending on such date); it being understood that Scheduled Funded Debt Payments shall not include voluntary prepayments or the mandatory prepayments required pursuant to Section 3.3.

               "Consolidated Total Assets" means, at any time, total assets of the Consolidated Parties on a consolidated basis at such time, as determined in accordance with GAAP.

               "Consolidated Working Capital" means, at any time, the excess of
          (a) the sum of all amounts (other than cash, Cash Equivalents and bank overdrafts) that would, in conformity with GAAP, be set forth opposite the caption "total current assets" (or any like caption) on a consolidated balance sheet of the Consolidated Parties at such time over (ii) the sum of all amounts that would, in conformity with GAAP, be set forth opposite the caption "total current liabilities" (or any like caption) on a consolidated balance sheet of the Consolidated Parties at such time, but excluding (a) the current portion of any Funded Indebtedness, and (b) the current portion of deferred income taxes.

               "Continue", "Continuation", and "Continued" shall refer to the continuation pursuant to Section 3.2 hereof of a Eurodollar Loan from one Interest Period to the next Interest Period.

               "Convert", "Conversion", and "Converted" shall refer to a conversion pursuant to Section 3.2 or Sections 3.7 through 3.12, inclusive, of a Base Rate Loan into a Eurodollar Loan.

               "Credit Agreement" means the Existing Credit Agreement as amended and restated by this Amendment.

               "Credit Documents" means a collective reference to this Credit Agreement, the Notes, the LOC Documents, each Joinder Agreement, the Agent's Fee Letter, the Collateral Documents and all other related agreements and documents issued or delivered hereunder or thereunder or pursuant hereto or thereto (in each case as the same may be amended, modified, restated, supplemented, extended, renewed or replaced from time to time), and "Credit Document" means any one of them.

               "Credit Parties" means a collective reference to the Borrower and the Guarantors, and "Credit Party" means any one of them.

               "Credit Party Obligations" means, without duplication, (i) all of the obligations of the Credit Parties to the Lenders (including the Issuing Lender) and the Agent, whenever arising, under this Credit Agreement, the Notes, the Collateral Documents or any of the other Credit Documents (including, but not limited to, any interest accruing after the occurrence of a Bankruptcy Event with respect to any Credit Party, regardless of whether such interest is an allowed claim under the Bankruptcy Code) and (ii) all liabilities and obligations, whenever arising, owing from the Borrower to any Lender, or any Affiliate of a Lender, arising under any Hedging Agreement.

               "Debt Issuance" means the issuance of any Indebtedness for borrowed money by any Consolidated Party.

               "Default" means any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

               "Defaulting Lender" means, at any time, any Lender that (a) has failed to make a Loan or purchase a Participation Interest required pursuant to the term of this Credit Agreement within one Business Day of when due, (b) other than as set forth in (a) above, has failed to pay to the Agent or any Lender an amount owed by such Lender pursuant to the terms of this Credit Agreement within one Business Day of when due, unless such amount is subject to a good faith dispute or (c) has been deemed insolvent or has become subject to a bankruptcy or insolvency proceeding or with respect to which (or with respect to any of assets of which) a receiver, trustee or similar official has been appointed.

               "Dollars" and "$" means dollars in lawful currency of the United States of America.

               "Domestic Subsidiary" means, with respect to any Person, any Subsidiary of such Person which is incorporated or organized under the laws of any State of the United States or the District of Columbia.

               "Effective Date" means the date on which the conditions set forth in Section 5.2 of the Existing Credit Agreement to the making of the initial Loans and/or the issuance of the initial Letter of Credit, as applicable,were fulfilled (or waived in the sole discretion of the Lenders) and on which the initial Loans were made and/or the initial Letters of Credit were issued.

               "Eligible Assets" means another business or any substantial part of another business or other long-term assets, in each case, in, or used or useful in, the same or a similar line of business as the Consolidated Parties were engaged in on the Closing Date or any reasonable extensions or expansions thereof.

               "Eligible Assignee" means (i) a Lender; (ii) an Affiliate of a Lender; (iii) any Approved Fund; and (iv) any other Person approved by the Agent and, unless an Event of Default has occurred and is continuing at the time any assignment is effected in accordance with
          Section 11.3, the Borrower (such approval not to be unreasonably withheld or delayed by the Borrower and such approval to be deemed given by the Borrower if no objection is received by the assigning Lender and the Agent from the Borrower within five Business Days after notice of such proposed assignment has been provided by the assigning Lender to the Borrower); provided, however, that neither the Borrower nor an Affiliate of the Borrower shall qualify as an Eligible Assignee. For the purposes of this definition, "Approved Fund" shall mean, with respect to any Lender that is a fund that invests in bank loans, any other fund that invests in bank loans which is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

               "Environmental Laws" means any and all lawful and applicable Federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes.

               "Equity Issuance" means any issuance by any Consolidated Party to any Person which is not a Credit Party of (a) shares of its Capital Stock, (b) any shares of its Capital Stock pursuant to the exercise of options or warrants or (c) any shares of its Capital Stock pursuant to the conversion of any debt securities to equity.

               "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto, as interpreted by the rules and regulations thereunder, all as the same may be in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections.

               "ERISA Affiliate" means an entity which is under common control with any Consolidated Party within the meaning of Section 4001(a)(14) of ERISA, or is a member of a group which includes the Borrower and which is treated as a single employer under Sections 414(b) or (c) of the Code.

               "ERISA Event" means (i) with respect to any Plan, the occurrence of a Reportable Event or the substantial cessation of operations (within the meaning of Section 4062(e) of ERISA); (ii) the withdrawal by any Consolidated Party or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a substantial employer (as such term is defined in Section 4001(a)(2) of ERISA), or the termination of a Multiple Employer Plan; (iii) the distribution of a notice of intent to terminate or the actual termination of a Plan pursuant to Section 4041(a)(2) or 4041A of ERISA; (iv) the institution of proceedings to terminate or the actual termination of a Plan by the PBGC under Section 4042 of ERISA; (v) any event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan; (vi) the complete or partial withdrawal of any Consolidated Party or any ERISA Affiliate from a Multiemployer Plan; (vii) the conditions for imposition of a lien under Section 302(f) of ERISA exist with respect to any Plan; or (vii) the adoption of an amendment to any Plan requiring the provision of security to such Plan pursuant to Section 307 of ERISA.

               "Eurodollar Loan" means any Loan that bears interest at a rate based upon the Eurodollar Rate.

               "Eurodollar Rate" means, for any Eurodollar Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Agent to be equal to the quotient obtained by dividing (a) the Interbank Offered Rate for such Eurodollar Loan for such Interest Period by (b) 1 minus the Eurodollar Reserve Requirement for such Eurodollar Loan for such Interest Period.

               "Eurodollar Reserve Requirement" means, at any time, the maximum rate at which reserves (including, without limitation, any marginal, special, supplemental, or emergency reserves) are required to be maintained under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) by member banks of the Federal Reserve System against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Eurodollar Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to (i) any category of liabilities which includes deposits by reference to which the Adjusted Eurodollar Rate is to be determined, or (ii) any category of extensions of credit or other assets which include Eurodollar Loans. The Adjusted Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Eurodollar Reserve Requirement.

               "Event of Default" means such term as defined in Section 9.1.

               "Excess Cash Flow" means, with respect to any fiscal year period of the Consolidated Parties on a consolidated basis, an amount equal to (a) Consolidated EBITDA for such period minus (b) Consolidated Capital Expenditures for such period minus (c) Consolidated Cash Interest Expense for such period minus (d) Federal, state and other income taxes actually paid by the Consolidated Parties on a consolidated basis during such period minus (e) Consolidated Scheduled Funded Debt Payments made during such period minus (f) total consideration (including any assumption of liabilities (other than current working capital liabilities not constituting Indebtedness), but excluding consideration consisting of any Capital Stock of the Borrower), fees and expenses actually paid by the Consolidated Parties on a consolidated basis in connection with Permitted Acquisitions during such period plus/minus (g) changes in Consolidated Working Capital for such period.

               "Excluded Asset Disposition" means any Asset Disposition by any Consolidated Party to any Credit Party if (a) the Credit Parties shall cause to be executed and delivered such documents, instruments and certificates as the Agent may request so as to cause the Credit Parties to be in compliance with the terms of Section 7.13 after giving effect to such Asset Disposition and (b) after giving effect such Asset Disposition, no Default or Event of Default exists.

               "Excluded Equity Issuance" means (1) any Asset Disposition and
          (2) any Equity Issuance to the Sponsor or GE, including without limitation the issuance and sale by the Borrower of preferred capital stock pursuant to Section 2.1 of the GE Investment Agreement or
          Section 2.1 of the Sponsor Investment Agreement.

               "Executive Officer" of any Person means any of the chief executive officer, chief operating officer, president, vice president, chief financial officer or treasurer of such Person.

               "Fees" means all fees payable pursuant to Section 3.5.

               "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to the Agent (in its individual capacity) on such day on such transactions as determined by the Agent.

               "Fixed Charge Coverage Ratio" means, as of the end of any fiscal quarter of the Consolidated Parties for the twelve month period ending on such date, the ratio of (a) Consolidated EBITDAR for the applicable period minus Consolidated Cash Taxes for the applicable period to (b) Consolidated Cash Interest Expense for the applicable period plus Consolidated Scheduled Funded Debt Payments for the applicable period plus Consolidated Rental Expense for the applicable period.

               "Foreign Subsidiary" means, with respect to any Person, any Subsidiary of such Person which is not a Domestic Subsidiary of such Person.

               "Funded Indebtedness" means, with respect to any Person, without duplication, (a) all Indebtedness of such Person other than Indebtedness of the types referred to in clause (e), (f), (g), (i),
          (k) and (m) of the definition of "Indebtedness" set forth in this
          Section 1.1, (b) all Indebtedness of another Person of the type referred to in clause (a) above secured by (or for which the holder of such Funded Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, Property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (c) all Guaranty Obligations of such Person with respect to Indebtedness of the type referred to in clause (a) above of another Person and (d) Indebtedness of the type referred to in clause (a) above of any partnership or unincorporated joint venture in which such Person is legally obligated or has a reasonable expectation of being liable with respect thereto.

               "GAAP" means generally accepted accounting principles in the United States applied on a consistent basis and subject to the terms of Section 1.3.

               "GE" means General Electric Company, a New York corporation, and its Affiliates.

               "GE Equipment" shall have the meaning assigned to such term in the definition of "MD Assets".

               "GE Investment Agreement" means that certain Securities Purchase Agreement dated as of October 14, 1997 by and among GE and the Borrower.

               "GE Payoff Letter" means the payoff letter dated October 14, 1997 delivered by GE to the Borrower and pursuant to which and GE agrees to terminate the Master Debt Restructuring Agreement upon payment by the Borrower to GE of certain indebtedness owing by the Borrower to GE as of the date of such letter, all on the terms set forth more fully therein.

               "GE Registration Rights Agreement" means that certain Registration Rights Agreement dated as of a date on or before the Effective Date by and between the Borrower and GE.

               "GE Warrant Agreement" means that certain Warrant Agreement dated as of a date on or before the Effective Date by and between the Borrower and GE.

               "Governmental Authority" means any Federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body.

               "Guarantor" means each of the Persons identified as a "Guarantor" on the signature pages hereto and each Additional Credit Party which may hereafter execute a Joinder Agreement, together with their successors and permitted assigns, and "Guarantor" means any one of them

               "Guaranty Obligations" means, with respect to any Person, without duplication, any obligations of such Person (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) guaranteeing or intended to guarantee any Indebtedness of any other Person in any manner, whether direct or indirect, and including without limitation any obligation, whether or not contingent, (i) to purchase any such Indebtedness or any Property constituting security therefor, (ii) to advance or provide funds or other support for the payment or purchase of any such Indebtedness or to maintain working capital, solvency or other balance sheet condition of such other Person (including without limitation keep well agreements, maintenance agreements, comfort letters or similar agreements or arrangements) for the benefit of any holder of Indebtedness of such other Person, (iii) to lease or purchase Property, securities or services primarily for the purpose of assuring the holder of such Indebtedness, or (iv) to otherwise assure or hold harmless the holder of such Indebtedness against loss in respect thereof. The amount of any Guaranty Obligation hereunder shall (subject to any limitations set forth therein) be deemed to be an amount equal to the outstanding principal amount (or maximum principal amount, if larger) of the Indebtedness in respect of which such Guaranty Obligation is made.

               "Hedging Agreements" means any interest rate protection agreement or foreign currency exchange agreement between any Consolidated Party and any Lender, or any Affiliate of a Lender.

               "Indebtedness" means, with respect to any Person, without duplication, (a) all obligations of such Person for borrowed money,
          (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (c) all obligations of such Person under conditional sale or other title retention agreements relating to Property purchased by such Person (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (d) all obligations of such Person issued or assumed as the deferred purchase price of Property or services purchased by such Person (other than trade debt incurred in the ordinary course of business and due within six months of the incurrence thereof) which would appear as liabilities on a balance sheet of such Person, (e) all obligations of such Person under take-or-pay or similar arrangements or under commodities agreements,
          (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, Property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (g) all Guaranty Obligations of such Person, (h) the principal portion of all obligations of such Person under Capital Leases, (i) all obligations of such Person under Hedging Agreements, (j) the maximum amount of all standby letters of credit issued or bankers' acceptances facilities created for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed), (k) all preferred Capital Stock issued by such Person and required by the terms thereof to be redeemed, or for which mandatory sinking fund payments are due, by a fixed date occurring prior to the Maturity Date for the Tranche A Term Loan, (l) the principal portion of all obligations of such Person under Synthetic Leases, (m) for purposes of any calculation made under the financial covenants set forth in
          Section 7.11 (including without limitation for purposes of the definitions of "Applicable Percentage" and "Pro Forma Basis" set forth in Section 1.1), the Indebtedness of any partnership or unincorporated joint venture in which such Person is a general partner or a joint venturer and (n) in the case of the Consolidated Parties for purposes of any calculation made under the financial covenants set forth in
          Section 7.11 (including without limitation for purposes of the definitions of "Applicable Percentage" and "Pro Forma Basis" set forth in Section 1.1) as of the end of any fiscal quarter of the Consolidated Parties, the Indebtedness of any Person whose results of operations would, in accordance with GAAP, be included in earnings of unconsolidated Persons on an income statement of the Consolidated Parties for any period ending on such fiscal quarter-end.

               "Interbank Offered Rate" means, for any Eurodollar Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "Interbank Offered Rate" shall mean, for any Eurodollar Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100 of 1%).

               "Interest Coverage Ratio" means, as of the end of any fiscal quarter of the Consolidated Parties for the twelve month period ending on such date, the ratio of (a) Consolidated EBITDA for such period to
          (b) Consolidated Cash Interest Expense for such period.

               "Interest Payment Date" means (a) as to Base Rate Loans, the last day of each fiscal quarter of the Borrower and the Maturity Date, and
          (b) as to Eurodollar Loans, the last day of each applicable Interest Period and the Maturity Date, and in addition where the applicable Interest Period for a Eurodollar Loan is greater than three months, then also the date three months from the beginning of the Interest Period and each three months thereafter.

               "Interest Period" means, as to Eurodollar Loans, a period of one, two, three or six months' duration, as the Borrower may elect, commencing, in each case, on the date of the borrowing (including continuations and conversions thereof); provided, however, (a) if any Interest Period would end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day (except that where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business Day),
          (b) no Interest Period shall extend beyond the Maturity Date, (c) with regard to the Acquisition Loans, no Interest Period shall extend beyond any Principal Amortization Payment Date unless the portion of Acquisition Loans comprised of Base Rate Loans together with the portion of Acquisition Loans comprised of Eurodollar Loans with Interest Periods expiring prior to the date such Principal Amortization Payment is due, is at least equal to the amount of such Principal Amortization Payment due on such date, (d) with regard to the Tranche A Term Loans, no Interest Period shall extend beyond any Principal Amortization Payment Date unless the portion of Tranche A Term Loans comprised of Base Rate Loans together with the portion of Tranche A Term Loans comprised of Eurodollar Loans with Interest Periods expiring prior to the date such Principal Amortization Payment is due, is at least equal to the amount of such Principal Amortization Payment due on such date and (e) where an Interest Period begins on a day for which there is no numerically corresponding day in the calendar month in which the Interest Period is to end, such Interest Period shall end on the last Business Day of such calendar month.

               "Investment" in any Person means (a) the acquisition (whether for cash, property, services, assumption of Indebtedness, securities or otherwise) of assets, shares of Capital Stock, bonds, notes, debentures, partnership, joint ventures or other ownership interests or other securities of such other Person or (b) any deposit with, or advance, loan or other extension of credit to, such Person (other than deposits made in connection with the purchase of equipment or other assets in the ordinary course of business) or (c) any other capital contribution to or investment in such Person, including, without limitation, any Guaranty Obligations (including any support for a letter of credit issued on behalf of such Person) incurred for the benefit of such Person, but excluding any Restricted Payment to such Person.

               "Investment Agreements" means a collective reference to the GE Investment Agreement and the Sponsor Investment Agreement.

               "Investment Documents" means a collective reference to the Investment Agreements, the Registration Rights Agreements, the Warrant Agreements and the Certificates of Designation.

               "Issuing Lender" means NationsBank.

               "Issuing Lender Fees" shall have the meaning assigned to such term in Section 3.5(b)(ii).

               "Joinder Agreement" means a Joinder Agreement substantially in the form of Exhibit 7.12 hereto, executed and delivered by an Additional Credit Party in accordance with the provisions of Section 7.12.

               "Joint Venture" means an entity which meets the following criteria:

                    (a) it was organized pursuant to an express joint venture, partnership or limited liability company agreement;

                    (b) it is a venture among two or more Persons and, except
               for purposes of the definition of "Indebtedness" set forth in this Section 1.1, at least one of such Persons is, and one of such Persons is not, the Borrower or a Wholly Owned Subsidiary of the Borrower;

                    (c) it operates a business for profit in which there is a
               joint proprietary interest in the subject matter;

                    (d) the venture involves a right of mutual control of the
               subject of the enterprise;

                    (e) each of the venturers has contributed or will contribute capital, materials, services or knowledge;

                    (f) each of the venturers has a right to share in the
               profits of the venture; and

                    (g) each of the venturers has a duty to share in the losses of the venture.

               The term "Joint Venture" shall in any event include the Persons identified on Schedule 1.1A.

               "Lender" means any of the Persons identified as a "Lender" on the signature pages hereto, and any Person which may become a Lender by way of assignment in accordance with the terms hereof, together with their successors and permitted assigns.

               "Letter of Credit" means any letter of credit issued by the Issuing Lender for the account of the Borrower in accordance with the terms of Section 2.2.

               "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance, lien (statutory or otherwise), preference, priority or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the Uniform Commercial Code as adopted and in effect in the relevant jurisdiction or other similar recording or notice statute, and any lease in the nature thereof); provided, however, the term "Lien" in respect of any Property of any Person shall not include any interest of title of a lessor (or any related filing) under any Operating Lease of such Property under which such Person is the lessee.

               "Loan" or "Loans" means the Revolving Loans, the Acquisition Loans and/or the Tranche A Term Loans (or a portion of any Revolving Loan, any Acquisition Loan or any Tranche A Term Loan bearing interest at the Adjusted Base Rate or the Adjusted Eurodollar Rate), individually or collectively, as appropriate.

               "LOC Commitment" means the commitment of the Issuing Lender to issue Letters of Credit in an aggregate face amount at any time outstanding (together with the amounts of any unreimbursed drawings thereon) of up to the LOC Committed Amount.

               "LOC Committed Amount" shall have the meaning assigned to such term in Section 2.2.

               "LOC Documents" means, with respect to any Letter of Credit, such Letter of Credit, any amendments thereto, any documents delivered in connection therewith, any application therefor, and any agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (i) the rights and obligations of the parties concerned or at risk or (ii) any collateral security for such obligations.

               "LOC Obligations" means, at any time, the sum of (i) the maximum amount which is, or at any time thereafter may become, available to be drawn under Letters of Credit then outstanding, assuming compliance with all requirements for drawings referred to in such Letters of Credit plus (ii) the aggregate amount of all drawings under Letters of Credit honored by the Issuing Lender but not theretofore reimbursed by the Borrower.

               "Master Debt Restructuring Agreement" means that certain Master Debt Restructuring Agreement dated as of June 26, 1996 by and among GE, the Borrower, American Health Services Corp., Maxum Health Corp. and certain subsidiaries of Maxum Health Corp., as amended through the Closing Date.

               "Material Adverse Effect" means a material adverse effect on (i) the condition (financial or otherwise), operations, business, assets, liabilities or prospects of the Consolidated Parties taken as a whole,
          (ii) the ability of the Credit Parties taken as a whole to perform any material obligation under the Credit Documents or (iii) the material rights and remedies of the Lenders under the Credit Documents.

               "Maturity Date" means (i) as to the Revolving Loans and Letters of Credit (and the related LOC Obligations) June 12, 2003, (ii) as to the Tranche A Term Loan, June 12, 2004 and (iii) as to the Acquisition Loans, June 12, 2004.

               "MD Assets" means (i) the assets of Mountain Diagnostics purchased or acquired by InSight Health Corp. pursuant to the Order Confirming Sale of Certain Assets of the Estate of Mountain Diagnostics, Inc. (Case No. BK-S-96-2500-RCJ) entered by the Honorable
          R. Clive Jones of the United States Bankruptcy Court for the District of Nevada on November 14, 1997 and (ii) the equipment described in Schedule attached hereto (the "GE Equipment").

               "Moody's" means Moody's Investors Service, Inc., or any successor or assignee of the business of such company in the business of rating securities.

               "Mortgage Instruments" shall have the meaning assigned such term in Section 5.2(c) of the Existing Credit Agreement.

               "Mortgage Policies" shall have the meaning assigned such term in
          Section 5.2(c) of the Existing Credit Agreement.

               "Mountain Diagnostics" means Mountain Diagnostics, Inc., a Nevada corporation.

               "Multiemployer Plan" means a Plan which is a multiemployer plan as defined in Sections 3(37) or 4001(a)(3) of ERISA.

               "Multiple Employer Plan" means a Plan which any Consolidated Party or any ERISA Affiliate and at least one employer other than the Consolidated Parties or any ERISA Affiliate are contributing sponsors.

               "NationsBank" means NationsBank, N. A. and its successors.

               "Net Cash Proceeds" means the aggregate cash proceeds received by the Consolidated Parties in respect of any Asset Disposition, Equity Issuance or Debt Issuance, net of (a) direct costs (including, without limitation, legal, accounting and investment banking fees, and sales commissions) and (b) taxes paid or payable as a result thereof; it being understood that "Net Cash Proceeds" shall include, without limitation, any cash received upon the sale or other disposition of any non-cash consideration received by the Consolidated Parties in any Asset Disposition, Equity Issuance or Debt Issuance.

               "Note" or "Notes" means the Revolving Notes, the Acquisition Notes and/or the Tranche A Term Notes, individually or collectively, as appropriate.

               "Notice of Borrowing" means a written notice of borrowing in substantially the form of Exhibit 2.1(b)(i), as required by Section 2.1(b)(i), Section 2.3(b)(i) or Section 2.4(b).

               "Notice of Extension/Conversion" means the written notice of extension or conversion in substantially the form of Exhibit 3.2, as required by Section 3.2.

               "Operating Lease" means, as applied to any Person, any lease (including, without limitation, leases which may be terminated by the lessee at any time) of any Property (whether real, personal or mixed) which is not a Capital Lease other than any such lease in which that Person is the lessor.

               "Open MRI" means Open MRI, Inc., a Delaware corporation and a Wholly Owned Subsidiary of the Borrower.

               "Other Taxes" means such term as is defined in Section 3.11.

               "Participation Interest" means a purchase by a Lender of a participation in Letters of Credit or LOC Obligations as provided in
          Section 2.2 or in any Loans as provided in Section 3.14.

               "PBGC" means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA and any successor thereof.

               "Permitted Acquisition" means (a) an Acquisition by the Borrower or any Wholly Owned Subsidiary of the Borrower for the fair market value of the Capital Stock or Property acquired, provided that (i) the Capital Stock or Property acquired in such Acquisition relates to a line of business similar to the business of the Borrower or any of its Wholly Owned Subsidiaries engaged in on the Closing Date, (ii) the Agent shall have received all items in respect of the Capital Stock or Property acquired in such Acquisition (and/or the seller thereof) required to be delivered by the terms of Section 7.12 and/or Section 7.13, (iii) in the case of an Acquisition of the Capital Stock of another Person, the board of directors (or other comparable governing body) of such other Person shall have duly approved such Acquisition,
          (iv) the Borrower shall have delivered to the Agent a Pro Forma Compliance Certificate demonstrating that, upon giving effect to such Acquisition on a Pro Forma Basis, the Credit Parties shall be in compliance with all of the covenants set forth in Section 7.11, (v) the Agent shall be reasonably satisfied that, upon giving effect to such Acquisition on a Pro Forma Basis, at least 80% of Consolidated EBITDA for the 12 month period ended as of the most recent fiscal quarter end preceding the date of such transaction with respect to which the Agent has received the Required Financial Information shall have been audited in accordance with GAAP by independent certified public accountants of recognized national standing reasonably acceptable to the Agent (whose opinion shall not be limited as to the scope or qualified as to going concern status), it being acknowledged and agreed that, for purposes of this clause (v), any portion of Consolidated EBITDA attributable to any Person for any calculation period shall be deemed to have been audited if a fiscal year end audit for such Person has been prepared during such 12 month period, (vi) the representations and warranties made by the Credit Parties in any Credit Document shall be true and correct in all material respects at and as if made as of the date of such Acquisition (after giving effect thereto) except to the extent such representations and warranties expressly relate to an earlier date, (vii) the proceeds of Acquisition Loans used to finance such Acquisition shall not exceed $15,000,000 and the aggregate consideration for all such Acquisitions shall not exceed $50,000,000 per fiscal year of the Borrower, (viii) if such transaction involves the purchase of an interest in a partnership between the Borrower (or a subsidiary of the Borrower) as a general partner and entities unaffiliated with the Borrower as the other partners, such transaction shall be effected by having such equity interest acquired by a corporate holding company directly wholly-owned by the Borrower newly formed for the sole purpose of effecting such transaction and (ix) after giving effect to such Acquisition, the Revolving Committed Amount shall be at least $5,000,000 greater than the sum of the Revolving Loans outstanding plus LOC Obligations outstanding or (b) subject to the terms of Section 7.13 and Section 7.15, the Acquisition by InSight Health Corp. of the MD Assets on or before November 18, 1997.

               "Permitted Investments" means Investments which are either (i) cash and Cash Equivalents; (ii) accounts receivable created, acquired or made by any Consolidated Party in the ordinary course of business and payable or dischargeable in accordance with customary trade terms;
          (iii) Investments consisting of Capital Stock, obligations, securities or other property received by any Consolidated Party in settlement of accounts receivable (created in the ordinary course of business) from bankrupt obligors; (iv) Investments existing as of the Closing Date and set forth in Schedule 1.1B; (v) Guaranty Obligations permitted by
          Section 8.1; (vi) transactions permitted by Section 8.9; (vii) advances or loans to directors, officers, employees, agents, customers or suppliers made in the ordinary course of business for reasonable business and which do not exceed $1,000,000 in the aggregate at any one time outstanding for all of the Consolidated Parties; (viii) Investments in any Credit Party; (ix) Permitted Acquisitions; and (x) Investments in Joint Ventures not to exceed $5,000,000.

               "Permitted Liens" means:

               (i) Liens in favor of the Agent to secure the Credit Party Obligations;

               (ii) Liens (other than Liens created or imposed under ERISA) for taxes, assessments or governmental charges or levies not yet due or Liens for taxes being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the Property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof);

               (iii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and suppliers and other Liens imposed by law or pursuant to customary reservations or retentions of title arising in the ordinary course of business, provided that such Liens secure only amounts not yet due and payable or, if due and payable, are unfiled and no other action has been taken to enforce the same or are being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the Property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof);

               (iv) Liens (other than Liens created or imposed under ERISA) incurred or deposits made by any Consolidated Party in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

               (v) Liens in connection with attachments or judgments (including judgment or appeal bonds) provided that the judgments secured shall, within 60 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall have been discharged within 60 days after the expiration of any such stay;

               (vi) easements, rights-of-way, restrictions (including zoning restrictions), minor defects or irregularities in title and other similar charges or encumbrances not, in any material respect, impairing the use of the encumbered Property for its intended purposes;

               (vii) Liens on Property securing purchase money Indebtedness (including Capital Leases and Synthetic Leases) to the extent permitted under Section 8.1(c), provided that any such Lien attaches to such Property concurrently with or within 90 days after the acquisition thereof;

               (viii) leases or subleases granted to others not interfering in any material respect with the business of any Consolidated Party;

               (ix) any interest of title of a lessor under, and Liens arising from UCC financing statements (or equivalent filings, registrations or agreements in foreign jurisdictions) relating to, leases permitted by this Credit Agreement;

               (x) Liens deemed to exist in connection with Investments in repurchase agreements permitted under Section 8.6;

               (xi) normal and customary rights of setoff upon deposits of cash in favor of banks or other depository institutions;

               (xii) Liens existing as of the Closing Date and set forth on
          Schedule 1.1C; provided that no such Lien shall at any time be extended to or cover any Property other than the Property subject thereto on the Closing Date (other than a substitution of like Property);

               (xiii) Liens on any Property owned by any Subsidiary of the Borrower which is a Joint Venture;

               (xiv) extensions, renewals or replacements of Liens referred to in clause (i) through (xiii) above.

               "Person" means any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or other enterprise (whether or not incorporated) or any Governmental Authority.

               "Plan" means any employee benefit plan (as defined in Section 3(3) of ERISA) which is covered by ERISA and with respect to which any Consolidated Party or any ERISA Affiliate is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" within the meaning of Section 3(5) of ERISA.

               "Primary Real Properties" shall have the meaning assigned such term in Section 7.15.

               "Pledge Agreement" means the pledge agreement dated as of the Closing Date in the form of Exhibit 1.1A to be executed in favor of the Agent by each of the Credit Parties, as amended, modified, restated or supplemented from time to time.

               "Prime Rate" means the per annum rate of interest established from time to time by NationsBank as its prime rate, which rate may not be the lowest rate of interest charged by NationsBank to its customers.

               "Principal Amortization Payment" means a principal payment on the Acquisition Loans as set forth in Section 2.3(c) or on the Tranche A Term Loans as set forth in Section 2.4(d).

               "Principal Amortization Payment Date" means the date a Principal Amortization Payment is due.

               "Principal Office" means the principal office of NationsBank, presently located at Charlotte, North Carolina.

               "Pro Forma Basis" means, with respect to any transaction, that such transaction shall be deemed to have occurred (for purposes of calculating compliance in respect of such transaction with each of the financial covenants set forth in Section 7.11 as of the most recent fiscal quarter end preceding the date of such transaction with respect to which the Agent has received the Required Financial Information) as of the first day of the four fiscal-quarter period ending as of such fiscal quarter end. As used herein, "transaction" shall mean (i) any incurrence or assumption of Indebtedness as referred to in Section 8.1(g), (ii) any merger or consolidation as referred to in Section 8.4, (iii) any Asset Disposition as referred to in Section 8.5 or (iv) any Permitted Acquisition as referred to in Section 8.6 and clause
          (ix) of the definition of "Permitted Investment" set forth in this
          Section 1.1. With respect to any transaction of the type described in clause (i) above regarding Indebtedness which has a floating or formula rate, the implied rate of interest for such Indebtedness for the applicable period for purposes of this definition shall be determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination. With respect to any transaction of the type described in clause (ii) or (iv) above, any Indebtedness incurred by the Borrower or any of its Subsidiaries in order to consummate such transaction (A) shall be deemed to have been incurred on the first day of the applicable period four fiscal-quarter period and (B) if such Indebtedness has a floating or formula rate, then the implied rate of interest for such Indebtedness for the applicable period for purposes of this definition shall be determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination. In connection with any calculation of the financial covenants set forth in Section 7.11 upon giving effect to a transaction on a Pro Forma Basis for purposes of Section 8.1(g),
          Section 8.4, Section 8.5 or Section 8.6 and clause (ix) of the definition of "Permitted Investment" set forth in this Section 1.1, as applicable:

                    (A) for purposes of any such calculation in respect of any incurrence or assumption of Indebtedness as referred to in
               Section 8.1(g), any Indebtedness which is retired in connection with such incurrence or assumption shall be excluded and deemed to have been retired as of the first day of the applicable period;

                    (B) for purposes of any such calculation in respect of any
               Asset Disposition as referred to in Section 8.5, (1) income statement items (whether positive or negative) attributable to the Property disposed of in such Asset Disposition shall be excluded and (2) any Indebtedness which is retired in connection with such Asset Disposition shall be excluded and deemed to have been retired as of the first day of the applicable period;

                    (C) for purposes of any such calculation in respect of any merger or consolidation as referred to in Section 8.4 or any Permitted Acquisition as referred to in Section 8.6 and clause
               (ix) of the definition of "Permitted Investment" set forth in this Section 1.1, (1) any Indebtedness incurred by the Borrower or any of its Subsidiaries in connection with such transaction shall be deemed to have been incurred as of the first day of the applicable period and (2) income statement items (whether positive or negative) attributable to the Property acquired in such transaction or to the Investment comprising such transaction, as applicable, shall be included to the extent relating to the relevant period; and

                    (D) for purposes of any such calculation, the principles set forth in the second paragraph of Section 1.3 shall be applicable.

               "Pro Forma Compliance Certificate" means a certificate of the chief financial officer of the Borrower delivered to the Agent in connection with (i) any incurrence, assumption or retirement of Indebtedness as referred to in Section 8.1(g), (ii) any merger or consolidation as referred to in Section 8.4, (iii) any Asset Disposition as referred to in Section 8.5 or (iv) any Permitted Acquisition as referred to in Section 8.6 and clause (ix) of the definition of "Permitted Investment" set forth in this Section 1.1, as applicable, and containing reasonably detailed calculations, upon giving effect to the applicable transaction on a Pro Forma Basis, of the Interest Coverage Ratio, the Fixed Charge Coverage Ratio, the Leverage Ratio and the minimum Consolidated EBITDA covenant as of the most recent fiscal quarter end preceding the date of the applicable transaction with respect to which the Agent shall have received the Required Financial Information.

               "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

               "Real Properties" shall have the meaning assigned such term in
          Section 7.15.

               "Recapitalization" means the recapitalization of the Borrower pursuant to and as evidenced by the terms of the Investment Documents (including without limitation the making by the Sponsor of a preferred equity investment of at least $25 million in cash (less fees and expenses) in the Borrower and the termination of the Supplemental Service Fee (as defined in the GE Investment Agreement) in exchange for 7,000 shares of Series C Preferred Stock in the Borrower) pursuant to the GE Investment Agreement, the refinancing of the existing Funded Indebtedness of the Borrower described on Schedule 6.15 in an aggregate principal amount not to exceed $80 million (plus per diem interest on such principal amount), the termination of the Master Debt Restructuring Agreement pursuant to the terms of the GE Payoff Letter.

               "Register" shall have the meaning given such term in Section 11.3(c).

               "Registration Rights Agreements" means a collective reference to the GE Registration Rights Agreement and the Sponsor Registration Rights Agreement.

               "Regulation G, T, U, or X" means Regulation G, T, U or X, respectively, of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

               "Reportable Event" means any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the notice requirement has been waived by regulation.

               "Required Financial Information" means, with respect to the applicable Calculation Date, (i) the financial statements of the Consolidated Parties required to be delivered pursuant to Section 7.1(a) or (b) for the fiscal period or quarter ending as of such Calculation Date, and
          (ii) the certificate of the chief financial officer of the Borrower required by Section 7.1(c) to be delivered with the financial statements described in clause (i) above.

               "Required Lenders" means, at any time, Lenders which are then in compliance with their obligations hereunder (as determined by the Agent) and holding in the aggregate more than least 50% of (i) the sum of (a) the Revolving Commitments (and Participation Interests therein), (b) the Acquisition Loan Commitments (and Participation Interests therein) and/or, after conversion of any portion of the Acquisition Loans to a term loan, the outstanding term loan portion of the Acquisition Loans and (c) the outstanding Tranche A Term Loans (and Participation Interests therein) or (ii) if the Commitments have been terminated, the outstanding Loans and Participation Interests (including the Participation Interests of the Issuing Lender in any Letters of Credit).

               "Requirement of Law" means, as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its material property is subject.

               "Restricted Payment" means (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of Capital Stock of any Consolidated Party, now or hereafter outstanding, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of Capital Stock of any Consolidated Party, now or hereafter outstanding, (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of Capital Stock of any Consolidated Party, now or hereafter outstanding and (iv) any payment or prepayment of principal of, premium, if any, or interest on, redemption, purchase, retirement, defeasance, sinking fund or similar payment with respect to, the Subordinated Notes.

               "Revolving Commitment" means, with respect to each Lender, the commitment of such Lender in an aggregate principal amount at any time outstanding of up to such Lender's Revolving Commitment Percentage of the Revolving Committed Amount, (i) to make Revolving Loans in accordance with the provisions of Section 2.1(a) and (ii) to purchase Participation Interests in Letters of Credit in accordance with the provisions of Section 2.2(c).

               "Revolving Commitment Percentage" means, for any Lender, the percentage identified as its Revolving Commitment Percentage on
          Schedule 2.1(a), as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 11.3.

               "Revolving Committed Amount" shall have the meaning assigned to such term in Section 2.1(a).

               "Revolving Loans" shall have the meaning assigned to such term in
          Section 2.1(a).

               "Revolving Note" or "Revolving Notes" means the promissory notes of the Borrower in favor of each of the Lenders evidencing the Revolving Loans provided pursuant to Section 2.1(e), individually or collectively, as appropriate, as such promissory notes may be amended, modified, restated, supplemented, extended, renewed or replaced from time to time.

               "Revolving Unused Fee" shall have the meaning assigned to such term in Section 3.5(a)(i).

               "Revolving Unused Fee Calculation Period" shall have the meaning assigned to such term in Section 3.5(a)(i).

               "S&P" means Standard & Poor's Ratings Group, a division of McGraw Hill, Inc., or any successor or assignee of the business of such division in the business of rating securities.

               "Sale and Leaseback Transaction" means any direct or indirect arrangement with any Person or to which any such Person is a party, providing for the leasing to any Consolidated Party of any Property, whether owned by such Consolidated Party as of the Closing Date or later acquired, which has been or is to be sold or transferred by such Consolidated Party to such Person or to any other Person from whom funds have been, or are to be, advanced by such Person on the security of such Property.

               "Secondary Real Properties" shall have the meaning assigned such term in Section 7.15.

               "Security Agreement" means the security agreement dated as of the Closing Date in the form of Exhibit 1.1B to be executed in favor of the Agent by each of the Credit Parties, as amended, modified, restated or supplemented from time to time.

               "Senior Leverage Ratio" means, as of the end of any fiscal quarter of the Consolidated Parties for the twelve month period ending on such date, the ratio of (a) all Funded Indebtedness other than Subordinated Indebtedness of the Consolidated Parties on a consolidated basis on the last day of such period (but net of cash) to
          (b) Consolidated EBITDA for such period.

               "Series B Certificate of Designation" means the Certificate of Designation, Preferences and Rights of Convertible Preferred Stock, Series B of the Borrower, to be filed with the Delaware Secretary of State on or prior to the Closing Date.

               "Series C Certificate of Designation" means the Certificate of Designation, Preferences and Rights of Series C Preferred of the Borrower, to be filed with the Delaware Secretary of State on or prior to the Closing Date.

               "Signal Medical" means Signal Medical Services, Inc., a Delaware corporation.

               "Single Employer Plan" means any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan or a Multiple Employer Plan.

               "Solvent" or "Solvency" means, with respect to any Person as of a particular date, that on such date (i) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (ii) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature in their ordinary course,
          (iii) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person's Property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged or is to engage, (iv) the fair value of the Property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person and (v) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

               "Sponsor" means TC Group, L.L.C., a Delaware Limited Liability Company, and its Affiliates.

               "Sponsor Investment Agreement" means that certain Securities Purchase Agreement dated as of October 14, 1997 by and among the Sponsor and the Borrower.

               "Sponsor Registration Rights Agreement" means that certain Registration Rights Agreement dated as of a date on or before the Effective Date by and between the Borrower and the Sponsor.

               "Sponsor Warrant Agreement" means that certain Warrant Agreement dated as of a date on or before the Effective Date by and between the Borrower and the Sponsor.

               "Standby Letter of Credit Fee" shall have the meaning assigned to such term in Section 3.5(b)(i).

               "Subordinated Indebtedness" means any Indebtedness incurred by the Borrower which by its terms is specifically subordinated in right of payment to the prior payment of the obligations of the Credit Parties under this Credit Agreement and the other Credit Documents on terms and conditions satisfactory to the Required Lenders.

               "Subordinated Note" means any one of the [__]% Notes due 2008, issued by the Borrower in favor of the Subordinated Noteholders pursuant to the Subordinated Note Indenture, as such Subordinated Notes may be amended, modified, restated or supplemented and in effect from time to time.

               "Subordinated Note Indenture" means the Indenture dated as of the Amendment No. 4 Effective Date, by and between the Borrower and State Street Bank and Trust Company in its capacity as trustee for the Subordinated Noteholders, as such Subordinated Note Indenture may be amended, modified, restated or supplemented and in effect from time to time. "Subordinated Noteholder" means any one of the holders from time to time of the Subordinated Notes.

               "Subordination Agreement" means a subordination agreement in substantially the form of Exhibit 1.1C by and between the Agent and GE, pursuant to which the Agent agrees to the subordination, on the terms and conditions set forth more fully therein, of the security interest of the Agent in any Collateral consisting of Property (i) leased by any Credit Party under any Capital Lease or Operating Lease with respect to which GE is the lessor or (ii) subject to any other conditional sale or other financing arrangement to which GE is a party.

               "Subsidiary" means, as to any Person at any time, (a) any corporation more than 50% of whose Capital Stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at such time, any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at such time owned by such Person directly or indirectly through Subsidiaries, and (b) any partnership, association, joint venture or other entity of which such Person directly or indirectly through Subsidiaries owns at such time more than 50% of the Capital Stock.

               "Synthetic Lease" means any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an Operating Lease.

               "Taxes" means such term as is defined in Section 3.11.

               "Total Leverage Ratio" means, as of the end of any fiscal quarter of the Consolidated Parties for the twelve month period ending on such date, the ratio of (a) all Funded Indebtedness (including without limitation Subordinated Indebtedness) of the Consolidated Parties on a consolidated basis on the last day of such period (but net of cash) to
          (b) Consolidated EBITDA for such period.

               "Trade Letter of Credit Fee" shall have the meaning assigned to such term in Section 3.5(b)(ii).

               "Tranche A Term Loan" shall have the meaning assigned to such term in Section 2.4(a).

               "Tranche A Term Loan Commitment" means, with respect to each Lender, the commitment of such Lender to make its portion of the Tranche A Term Loan in a principal amount equal to such Lender's Tranche A Term Loan Commitment Percentage of the Tranche A Term Loan Committed Amount.

               "Tranche A Term Loan Commitment Percentage" means, for any Lender, the percentage identified as its Tranche A Term Loan Commitment Percentage on Schedule 2.1(a), as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 11.3.

               "Tranche A Term Loan Committed Amount" shall have the meaning assigned to such term in Section 2.4(a).

               "Tranche A Term Note" or "Tranche A Term Notes" means the promissory notes of the Borrower in favor of each of the Lenders evidencing the Tranche A Term Loans provided pursuant to Section 2.4(f), individually or collectively, as appropriate, as such promissory notes may be amended, modified, restated, supplemented, extended, renewed or replaced from time to time. "Unused Acquisition Loan Committed Amount" means, for any period, the amount by which (a) the then applicable Acquisition Loan Committed Amount exceeds (b) the daily average sum for such period of the outstanding aggregate principal amount of all Acquisition Loans.

               "Unused Revolving Committed Amount" means, for any period, the amount by which (a) the then applicable Revolving Committed Amount exceeds (b) the daily average sum for such period of (i) the outstanding aggregate principal amount of all Revolving Loans plus
          (ii) the outstanding aggregate principal amount of all LOC
          Obligations.

               "Voting Stock" means, with respect to any Person, Capital Stock issued by such Person the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency.

               "Warrant Agreements" means a collective reference to the GE Warrant Agreement and the Sponsor Warrant Agreement.

               "Wholly Owned Subsidiary" of any Person means any Subsidiary 100% of whose Voting Stock is at the time owned by such Person directly or indirectly through other Wholly Owned Subsidiaries.

          1.2  Computation of Time Periods.

     For purposes of computation of periods of time hereunder, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."

     1.3  Accounting Terms.

     Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lenders hereunder shall be prepared, in accordance with GAAP applied on a consistent basis. All calculations made for the purposes of determining compliance with this Credit Agreement shall (except as otherwise expressly provided herein) be made by application of GAAP applied on a basis consistent with the most recent annual or quarterly financial statements delivered pursuant to Section 7.1 (or, prior to the delivery of the first financial statements pursuant to Section 7.1, consistent with the financial statements as at June 30, 1997); provided, however, if (a) the Borrower shall object to determining such compliance on such basis at the time of delivery of such financial statements due to any change in GAAP or the rules promulgated with respect thereto or (b) the Agent or the Required Lenders shall so object in writing within 60 days after delivery of such financial statements, then such calculations shall be made on a basis consistent with the most recent financial statements delivered by the Borrower to the Lenders as to which no such objection shall have been made.

     Notwithstanding the above, the parties hereto acknowledge and agree that, for purposes of all calculations made under the financial covenants set forth in
Section 7.11 (including without limitation for purposes of the definitions of "Applicable Percentage" and "Pro Forma Basis" set forth in Section 1.1), (i)(A) income statement items (whether positive or negative) attributable to the Property disposed of in any Asset Disposition as contemplated by Section 8.5, as applicable, shall be excluded to the extent relating to any period occurring prior to the date of such transaction and (B) Indebtedness which is retired in connection with any such Asset Disposition shall be excluded and deemed to have been retired as of the first day of the applicable period and (ii) income statement items (whether positive or negative) attributable to any Property acquired in any Investment transaction (including without limitation any Permitted Acquisition) contemplated by Section 8.6 shall be included to the extent relating to any period applicable in such calculations occurring after the date of such transaction (and, notwithstanding the foregoing, during the first four fiscal quarters following the date of such transaction, shall be included on an annualized basis).


                                    SECTION 2

                                CREDIT FACILITIES

     2.1  Revolving Loans.

               (a) Revolving Commitment. Subject to the terms and conditions hereof and in reliance upon the representations and warranties set forth herein, each Lender severally agrees to make available to the Borrower such Lender's Revolving Commitment Percentage of revolving credit loans requested by the Borrower in Dollars ("Revolving Loans") from time to time from the Amendment No. 4 Effective Date until the Maturity Date, or such earlier date as the Revolving Commitments shall have been terminated as provided herein for the purposes hereinafter set forth; provided, however, that the sum of the aggregate principal amount of outstanding Revolving Loans shall not exceed TWENTY-FIVE MILLION DOLLARS ($25,000,000) (as such aggregate maximum amount may be reduced from time to time as provided in Section 3.4, the "Revolving Committed Amount"); provided, further, (A) with regard to each Lender individually, such Lender's outstanding Revolving Loans shall not exceed such Lender's Revolving Commitment Percentage of the Revolving Committed Amount, and (B) the aggregate principal amount of outstanding Revolving Loans plus LOC Obligations outstanding shall not exceed the Revolving Committed Amount. Revolving Loans may consist of Base Rate Loans or Eurodollar Loans, or a combination thereof, as the Borrower may request; provided, however, that no more than 16 Eurodollar Loans shall be outstanding hereunder at any time. For purposes hereof, Eurodollar Loans with different Interest Periods shall be considered as separate Eurodollar Loans, even if they begin on the same date, although borrowings, extensions and conversions may, in accordance with the provisions hereof, be combined at the end of existing Interest Periods to constitute a new Eurodollar Loan with a single Interest Period. Revolving Loans hereunder may be repaid and reborrowed in accordance with the provisions hereof.

               (b) Revolving Loan Borrowings.

                    (i) Notice of Borrowing. The Borrower shall request a
               Revolving Loan borrowing by written notice (or telephonic notice promptly confirmed in writing) to the Agent not later than 12:00 Noon (Charlotte, North Carolina time) on the Business Day prior to the date of the requested borrowing in the case of Base Rate Loans, and on the third Business Day prior to the date of the requested borrowing in the case of Eurodollar Loans. Each such request for borrowing shall be irrevocable and shall specify (A) that a Revolving Loan is requested, (B) the date of the requested borrowing (which shall be a Business Day), (C) the aggregate principal amount to be borrowed, and (D) whether the borrowing shall be comprised of Base Rate Loans, Eurodollar Loans or a combination thereof, and if Eurodollar Loans are requested, the Interest Period(s) therefor. If the Borrower shall fail to specify in any such Notice of Borrowing (I) an applicable Interest Period in the case of a Eurodollar Loan, then such notice shall be deemed to be a request for an Interest Period of one month, or (II) the type of Revolving Loan requested, then such notice shall be deemed to be a request for a Base Rate Loan hereunder. The Agent shall give notice to each affected Lender promptly upon receipt of each Notice of Borrowing pursuant to this Section 2.1(b)(i), the contents thereof and each such Lender's share of any borrowing to be made pursuant thereto.

                    (ii) Minimum Amounts. Each Eurodollar Loan and Base Rate
               Loan that is a Revolving Loan shall be in a minimum aggregate principal amount of $1,000,000 and integral multiples of $100,000 in excess thereof (or the remaining amount of the Revolving Committed Amount, if less).

                    (iii) Advances. Each Lender will make its Revolving
               Commitment Percentage of each Revolving Loan borrowing available to the Agent for the account of the Borrower as specified in
               Section 3.15(a), or in such other manner as the Agent may specify in writing, by 2:00 P.M.

               (Charlotte, North Carolina time) on the date specified in the applicable Notice of Borrowing in Dollars and in funds immediately available to the Agent. Such borrowing will then be made available to the Borrower by the Agent by crediting the account of the Borrower on the books of such office with the aggregate of the amounts made available to the Agent by the Lenders and in like funds as received by the Agent.

               (c) Repayment. The principal amount of all Revolving Loans shall be due and payable in full on the Maturity Date, unless accelerated sooner pursuant to Section 9.2.

               (d) Interest. Subject to the provisions of Section 3.1,

                         (i) Base Rate Loans. During such periods as Revolving
                    Loans shall be comprised in whole or in part of Base Rate Loans, such Base Rate Loans shall bear interest at a per annum rate equal to the Adjusted Base Rate.

                         (ii) Eurodollar Loans. During such periods as Revolving
                    Loans shall be comprised in whole or in part of Eurodollar Loans, such Eurodollar Loans shall bear interest at a per annum rate equal to the Adjusted Eurodollar Rate.


          Interest on Revolving Loans shall be payable in arrears on each applicable Interest Payment Date (or at such other times as may be specified herein).

               (e) Revolving Notes. The Revolving Loans made by each Lender shall be evidenced by a duly executed promissory note of the Borrower to such Lender in an original principal amount equal to such Lender's Revolving Commitment Percentage of the Revolving Committed Amount and in substantially the form of Exhibit 2.1(e).

          2.2  Letter of Credit Subfacility.

               (a) Issuance. Subject to the terms and conditions hereof and of the LOC Documents, if any, and any other terms and conditions which the Issuing Lender may reasonably require and in reliance upon the representations and warranties set forth herein, the Issuing Lender agrees to issue, and each Lender severally agrees to participate in the issuance by the Issuing Lender of, standby and trade Letters of Credit in Dollars from time to time from the Amendment No. 4 Effective Date until the date five (5) days prior to the Maturity Date as the Borrower may request, in a form acceptable to the Issuing Lender; provided, however, that (i) the LOC Obligations outstanding shall not at any time exceed EIGHT MILLION DOLLARS ($8,000,000) (the "LOC Committed Amount") and (ii) the sum of the aggregate principal amount of outstanding Revolving Loans plus LOC Obligations outstanding shall not at any time exceed the Revolving Committed Amount. No Letter of Credit shall (x) have an original expiry date more than one year from the date of issuance or (y) as originally issued or as extended, have an expiry date extending beyond the Maturity Date. Each Letter of Credit shall comply with the related LOC Documents. The issuance and expiry dates of each Letter of Credit shall be a Business Day.

               (b) Notice and Reports. The request for the issuance of a Letter of Credit shall be submitted by the Borrower to the Issuing Lender at least three (3) Business Days prior to the requested date of issuance. The Issuing Lender will, at least quarterly and more frequently upon request, disseminate to each of the Lenders a detailed report specifying the Letters of Credit which are then issued and outstanding and any activity with respect thereto which may have occurred since the date of the prior report, and including therein, among other things, the beneficiary, the face amount and the expiry date, as well as any payment or expirations which may have occurred.

               (c) Participation. Each Lender, upon issuance of a Letter of Credit, shall be deemed to have purchased without recourse a Participation Interest from the applicable Issuing Lender in such Letter of Credit and the obligations arising thereunder and any collateral relating thereto, in each case in an amount equal to its pro rata share of the obligations under such Letter of Credit (based on the respective Revolving Commitment Percentages of the Lenders) and shall absolutely, unconditionally and irrevocably assume and be obligated to pay to the Issuing Lender and discharge when due, its pro rata share of the obligations arising under such Letter of Credit. Without limiting the scope and nature of each Lender's Participation Interest in any Letter of Credit, to the extent that the Issuing Lender has not been reimbursed as required hereunder or under any such Letter of Credit, each such Lender shall pay to the Issuing Lender its pro rata share of such unreimbursed drawing in same day funds on the day of notification by the Issuing Lender of an unreimbursed drawing pursuant to the provisions of subsection (d) below. The obligation of each Lender to so reimburse the Issuing Lender shall be absolute and unconditional and shall not be affected by the occurrence of a Default, an Event of Default or any other occurrence or event. Any such reimbursement shall not relieve or otherwise impair the obligation of the Borrower to reimburse the Issuing Lender under any Letter of Credit, together with interest as hereinafter provided.

               (d) Reimbursement. In the event of any drawing under any Letter of Credit, the Issuing Lender will promptly notify the Borrower. Unless the Borrower shall immediately notify the Issuing Lender that the Borrower intends to otherwise reimburse the Issuing Lender for such drawing, the Borrower shall be deemed to have requested that the Lenders make a Revolving Loan in the amount of the drawing as provided in subsection (e) below on the related Letter of Credit, the proceeds of which will be used to satisfy the related reimbursement obligations. The Borrower promises to reimburse the Issuing Lender on the day of drawing under any Letter of Credit (either with the proceeds of a Revolving Loan obtained hereunder or otherwise) in same day funds. If the Borrower shall fail to reimburse the Issuing Lender as provided hereinabove, the unreimbursed amount of such drawing shall bear interest at a per annum rate equal to the Adjusted Base Rate plus 2%. The Borrower's reimbursement obligations hereunder shall be absolute and unconditional under all circumstances irrespective of any rights of setoff, counterclaim or defense to payment the Borrower may claim or have against the Issuing Lender, the Agent, the Lenders, the beneficiary of the Letter of Credit drawn upon or any other Person, including without limitation any defense based on any failure of the Borrower or any other Credit Party to receive consideration or the legality, validity, regularity or unenforceability of the Letter of Credit. The Issuing Lender will promptly notify the other Lenders of the amount of any unreimbursed drawing and each Lender shall promptly pay to the Agent for the account of the Issuing Lender in Dollars and in immediately available funds, the amount of such Lender's pro rata share of such unreimbursed drawing. Such payment shall be made on the day such notice is received by such Lender from the Issuing Lender if such notice is received at or before 2:00 P.M. (Charlotte, North Carolina time) otherwise such payment shall be made at or before 12:00 Noon (Charlotte, North Carolina time) on the Business Day next succeeding the day such notice is received. If such Lender does not pay such amount to the Issuing Lender in full upon such request, such Lender shall, on demand, pay to the Agent for the account of the Issuing Lender interest on the unpaid amount during the period from the date of such drawing until such Lender pays such amount to the Issuing Lender in full at a rate per annum equal to, if paid within two (2) Business Days of the date that such Lender is required to make payments of such amount pursuant to the preceding sentence, the Federal Funds Rate and thereafter at a rate equal to the Base Rate. Each Lender's obligation to make such payment to the Issuing Lender, and the right of the Issuing Lender to receive the same, shall be absolute and unconditional, shall not be affected by any circumstance whatsoever and without regard to the termination of this Credit Agreement or the Commitments hereunder, the existence of a Default or Event of Default or the acceleration of the obligations of the Borrower hereunder and shall be made without any offset, abatement, withholding or reduction whatsoever. Simultaneously with the making of each such payment by a Lender to the Issuing Lender, such Lender shall, automatically and without any further action on the part of the Issuing Lender or such Lender, acquire a Participation Interest in an amount equal to such payment (excluding the portion of such payment constituting interest owing to the Issuing Lender) in the related unreimbursed drawing portion of the LOC Obligation and in the interest thereon and in the related LOC Documents, and shall have a claim against the Borrower with respect thereto.

               (e) Repayment with Revolving Loans. On any day on which the Borrower shall have requested, or been deemed to have requested, a Revolving Loan advance to reimburse a drawing under a Letter of Credit, the Agent shall give notice to the Lenders that a Revolving Loan has been requested or deemed requested by the Borrower to be made in connection with a drawing under a Letter of Credit, in which case a Revolving Loan advance comprised of Base Rate Loans (or Eurodollar Loans to the extent the Borrower has complied with the procedures of
          Section 2.1(b)(i) with respect thereto) shall be immediately made to the Borrower by all Lenders (notwithstanding any termination of the Commitments pursuant to Section 9.2) pro rata based on the respective Revolving Commitment Percentages of the Lenders (determined before giving effect to any termination of the Commitments pursuant to
          Section 9.2) and the proceeds thereof shall be paid directly to the Issuing Lender for application to the respective LOC Obligations. Each such Lender hereby irrevocably agrees to make its pro rata share of each such Revolving Loan immediately upon any such request or deemed request in the amount, in the manner and on the date specified in the preceding sentence notwithstanding (i) the amount of such borrowing may not comply with the minimum amount for advances of Revolving Loans otherwise required hereunder, (ii) whether any conditions specified in
          Section 5.3 are then satisfied, (iii) whether a Default or an Event of Default then exists, (iv) failure for any such request or deemed request for Revolving Loan to be made by the time otherwise required hereunder, (v) whether the date of such borrowing is a date on which Revolving Loans are otherwise permitted to be made hereunder or (vi) any termination of the Commitments relating thereto immediately prior to or contemporaneously with such borrowing. In the event that any Revolving Loan cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the Borrower or any Credit Party), then each such Lender hereby agrees that it shall forthwith purchase (as of the date such borrowing would otherwise have occurred, but adjusted for any payments received from the Borrower on or after such date and prior to such purchase) from the Issuing Lender such Participation Interests in the outstanding LOC Obligations as shall be necessary to cause each such Lender to share in such LOC Obligations ratably (based upon the respective Revolving Commitment Percentages of the Lenders (determined before giving effect to any termination of the Commitments pursuant to Section 9.2)), provided that at the time any purchase of Participation Interests pursuant to this sentence is actually made, the purchasing Lender shall be required to pay to the Issuing Lender, to the extent not paid to the Issuer by the Borrower in accordance with the terms of subsection (d) above, interest on the principal amount of Participation Interests purchased for each day from and including the day upon which such borrowing would otherwise have occurred to but excluding the date of payment for such Participation Interests, at the rate equal to, if paid within two (2) Business Days of the date of the Revolving Loan advance, the Federal Funds Rate, and thereafter at a rate equal to the Base Rate.

               (f) Designation of Consolidated Parties as Account Parties. Notwithstanding anything to the contrary set forth in this Credit Agreement, including without limitation Section 2.2(a), a Letter of Credit issued hereunder may contain a statement to the effect that such Letter of Credit is issued for the account of a Consolidated Party other than the Borrower, provided that notwithstanding such statement, the Borrower shall be the actual account party for all purposes of this Credit Agreement for such Letter of Credit and such statement shall not affect the Borrower's reimbursement obligations hereunder with respect to such Letter of Credit.

               (g) Renewal, Extension. The renewal or extension of any Letter of Credit shall, for purposes hereof, be treated in all respects the same as the issuance of a new Letter of Credit hereunder.

               (h) Uniform Customs and Practices. The Issuing Lender may have the Letters of Credit be subject to The Uniform Customs and Practice for Documentary Credits, as published as of the date of issue by the International Chamber of Commerce (the "UCP"), in which case the UCP may be incorporated therein and deemed in all respects to be a part thereof.

               (i) Indemnification; Nature of Issuing Lender's Duties.

                    (i) In addition to its other obligations under this Section
               2.2, the Borrower hereby agrees to pay, and protect, indemnify and save each Lender harmless from and against, any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) that such Lender may incur or be subject to as a consequence, direct or indirect, of (A) the issuance of any Letter of Credit or (B) the failure of such Lender to honor a drawing under a Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority (all such acts or omissions, herein called "Government Acts").

                    (ii) As between the Borrower and the Lenders (including the
               Issuing Lender), the Borrower shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. No Lender (including the Issuing Lender) shall be responsible: (A) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason; (C) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (D) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under a Letter of Credit or of the proceeds thereof; and (E) for any consequences arising from causes beyond the control of such Lender, including, without limitation, any Government Acts. None of the above shall affect, impair, or prevent the vesting of the Issuing Lender's rights or powers hereunder.

                    (iii) In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by any Lender (including the Issuing Lender), under or in connection with any Letter of Credit or the related certificates, if taken or omitted in good faith, shall not put such Lender under any resulting liability to the Borrower or any other Credit Party. It is the intention of the parties that this Credit Agreement shall be construed and applied to protect and indemnify each Lender (including the Issuing Lender) against any and all risks involved in the issuance of the Letters of Credit, all of which risks are hereby assumed by the Borrower (on behalf of itself and each of the other Credit Parties), including, without limitation, any and all Government Acts. No Lender (including the Issuing Lender) shall, in any way, be liable for any failure by such Lender or anyone else to pay any drawing under any Letter of Credit as a result of any Government Acts or any other cause beyond the control of such Lender.

                    (iv) Nothing in this subsection (h) is intended to limit the reimbursement obligations of the Borrower contained in subsection
               (d) above. The obligations of the Borrower under this subsection
               (h) shall survive the termination of this Credit Agreement. No act or omissions of any current or prior beneficiary of a Letter of Credit shall in any way affect or impair the rights of the Lenders (including the Issuing Lender) to enforce any right, power or benefit under this Credit Agreement.

                    (v) Notwithstanding anything to the contrary contained in
               this subsection (h), the Borrower shall have no obligation to indemnify any Lender (including the Issuing Lender) in respect of any liability incurred by such Lender (A) arising solely out of the gross negligence or willful misconduct of such Lender, as determined by a court of competent jurisdiction, or (B) caused by such Lender's failure to pay under any Letter of Credit after presentation to it of a request strictly complying with the terms and conditions of such Letter of Credit, as determined by a court of competent jurisdiction, unless such payment is prohibited by any law, regulation, court order or decree.

               (j) Responsibility of Issuing Lender. It is expressly understood and agreed that the obligations of the Issuing Lender hereunder to the Lenders are only those expressly set forth in this Credit Agreement and that the Issuing Lender shall be entitled to assume that the conditions precedent set forth in Section 5.3 have been satisfied unless it shall have acquired actual knowledge that any such condition precedent has not been satisfied; provided, however, that nothing set forth in this Section 2.2 shall be deemed to prejudice the right of any Lender to recover from the Issuing Lender any amounts made available by such Lender to the Issuing Lender pursuant to this
          Section 2.2 in the event that it is determined by a court of competent jurisdiction that the payment with respect to a Letter of Credit constituted gross negligence or willful misconduct on the part of the Issuing Lender.

               (k) Conflict with LOC Documents. In the event of any conflict between this Credit Agreement and any LOC Document (including any letter of credit application), this Credit Agreement shall control.

     2.3  Acquisition Loans.

                  (a) Acquisition Loan Commitment. Subject to the terms and conditions hereof and in reliance upon the representations and warranties set forth herein, each Lender severally agrees to make available to the Borrower such Lender's Acquisition Loan Commitment Percentage of revolving credit loans requested by the Borrower in Dollars ("Acquisition Loans") from time to time from the Amendment No. 4 Effective Date until June 12, 2000, or such earlier date as the Acquisition Loan Commitments shall have been terminated as provided herein for the purpose of financing the purchase price of, and fees and expenses in connection with, Permitted Acquisitions and capital expenditures; provided, however, that the sum of the aggregate principal amount of outstanding Acquisition Loans shall not exceed SEVENTY-FIVE MILLION DOLLARS ($75,000,000) (as such aggregate maximum amount may be reduced or increased from time to time as provided in
         Section 3.4, the "Acquisition Loan Committed Amount"); provided, further, (A) with regard to each Lender individually, such Lender's outstanding Acquisition Loans shall not exceed such Lender's Acquisition Loan Commitment Percentage of the Acquisition Loan Committed Amount, and (B) the aggregate principal amount of outstanding Acquisition Loans shall not exceed the Acquisition Loan Committed Amount. Acquisition Loans may consist of Base Rate Loans or Eurodollar Loans, or a combination thereof, as the Borrower may request; provided, however, that no more than 16 Eurodollar Loans shall be outstanding hereunder at any time. For purposes hereof, Eurodollar Loans with different Interest Periods shall be considered as separate Eurodollar Loans, even if they begin on the same date, although borrowings, extensions and conversions may, in accordance with the provisions hereof, be combined at the end of existing Interest Periods to constitute a new Eurodollar Loan with a single Interest Period. Acquisition Loans, other than any term portion of the Acquisition Loans, hereunder may be repaid and reborrowed in accordance with the provisions hereof.

               (b) Acquisition Loan Borrowings.

                    (i) Notice of Borrowing. The Borrower shall request an
               Acquisition Loan borrowing by written notice (or telephonic notice promptly confirmed in writing) to the Agent not later than 12:00 Noon (Charlotte, North Carolina time) on the Business Day prior to the date of the requested borrowing in the case of Base Rate Loans, and on the third Business Day prior to the date of the requested borrowing in the case of Eurodollar Loans. Each such request for borrowing shall (A) be irrevocable, (B) specify
               (1) that an Acquisition Loan is requested, (2) the date of the requested borrowing (which shall be a Business Day), (3) the aggregate principal amount to be borrowed, (4) whether the borrowing shall be comprised of Base Rate Loans, Eurodollar Loans or a combination thereof, and if Eurodollar Loans are requested, the Interest Period(s) therefor and (C) be accompanied by a certificate of the chief financial of the Borrower describing in reasonable detail the Permitted Acquisition to which such requested borrowing relates. If the Borrower shall fail to specify in any such Notice of Borrowing (I) an applicable Interest Period in the case of a Eurodollar Loan, then such notice shall be deemed to be a request for an Interest Period of one month, or (II) the type of Acquisition Loan requested, then such notice shall be deemed to be a request for a Base Rate Loan hereunder. The Agent shall give notice to each affected Lender promptly upon receipt of each Notice of Borrowing pursuant to this Section 2.3(b)(i), the contents thereof and each such Lender's share of any borrowing to be made pursuant thereto.

                    (ii) Minimum Amounts. Each Eurodollar Loan or Base Rate Loan
               that is an Acquisition Loan shall be in a minimum aggregate principal amount of $1,000,000 and integral multiples of $100,000 in excess thereof (or the remaining amount of the Acquisition Loan Committed Amount, if less).

                    (iii) Advances. Each Lender will make its Acquisition Loan
               Commitment Percentage of each Acquisition Loan borrowing available to the Agent for the account of the Borrower as specified in Section 3.15(a), or in such other manner as the Agent may specify in writing, by 2:00 P.M. (Charlotte, North Carolina time) on the date specified in the applicable Notice of Borrowing in Dollars and in funds immediately available to the Agent. Such borrowing will then be made available to the Borrower by the Agent by crediting the account of the Borrower on the books of such office with the aggregate of the amounts made available to the Agent by the Lenders and in like funds as received by the Agent.

               (c) Repayment.

                         (i) The principal amount of all Acquisition Loans
                    advanced during the period from the Amendment No. 4 Effective Date to and including June 12, 1999 shall be repaid in twenty (20) consecutive quarterly installments as follows, unless accelerated sooner pursuant to Section 9.2:


                                               Principal Amortization
     Principal Amortization Payment Dates              Payment
     ------------------------------------      -----------------------

    September 30, 1999, December 31, 1999,              3.75%
       March 31, 2000 and June 30, 2000

    September 30, 2000, December 31, 2000,             4.375%
       March 31, 2001and June 30, 2001

    September 30, 2001, December 31, 2001,              5.0%
       March 31, 2002 and June 30, 2002

    September 30, 2002, December 31, 2002,             5.625%
       March 31, 2003 and June 30, 2003

    September 30, 2003, December 31, 2003,              6.25%
     March 31, 2004 and the Maturity Date


                    (ii) The principal amount of all Acquisition Loans advanced during the period from June 12, 1999 to and including June 12, 2000 shall be repaid in sixteen (16) consecutive quarterly installments as follows, unless accelerated sooner pursuant to
               Section 9.2:


                                                 Principal Amortization
     Principal Amortization Payment Dates              Payment
     ------------------------------------        -----------------------
    September 30, 2000, December 31, 2000,              5.0%
       March 31, 2001and June 30, 2001

    September 30, 2001, December 31, 2001,              6.25%
       March 31, 2002 and June 30, 2002

    September 30, 2002, December 31, 2002,              6.25%
       March 31, 2003 and June 30, 2003

    September 30, 2003, December 31, 2003,              7.5%
     March 31, 2004 and the Maturity Date



               (d) Interest. Subject to the provisions of Section 3.1,

                    (i) Base Rate Loans. During such periods as Acquisition
               Loans shall be comprised in whole or in part of Base Rate Loans, such Base Rate Loans shall bear interest at a per annum rate equal to the Adjusted Base Rate.

                    (ii) Eurodollar Loans. During such periods as Acquisition
               Loans shall be comprised in whole or in part of Eurodollar Loans, such Eurodollar Loans shall bear interest at a per annum rate equal to the Adjusted Eurodollar Rate.

          Interest on Acquisition Loans shall be payable in arrears on each applicable Interest Payment Date (or at such other times as may be specified herein).

                    (e) Acquisition Notes. The Acquisition Loans made by each
               Lender shall be evidenced by a duly executed promissory note of the Borrower to such Lender in an original principal amount equal to such Lender's Acquisition Loan Commitment Percentage of the Acquisition Loan Committed Amount and in substantially the form of Exhibit 2.3(e).

     2.4  Tranche A Term Loan.

          (a) Tranche A Term Commitment. Subject to the terms and conditions hereof and in reliance upon the representations and warranties set forth herein each Lender severally agrees to make available to the Borrower on the Amendment No. 4 Effective Date such Lender's Tranche A Term Loan Commitment Percentage of a term loan in Dollars (the "Tranche A Term Loan") in the aggregate principal amount of FIFTY MILLION DOLLARS ($50,000,000) (the "Tranche A Term Loan Committed Amount") for the purposes hereinafter set forth. The Tranche A Term Loan may consist of Base Rate Loans or Eurodollar Loans, or a combination thereof, as the Borrower may request; provided, however, that no more than 16 Eurodollar Loans shall be outstanding hereunder at any time. For purposes hereof, Eurodollar Loans with different Interest Periods shall be considered as separate Eurodollar Loans, even if they begin on the same date, although borrowings, extensions and conversions may, in accordance with the provisions hereof, be combined at the end of existing Interest Periods to constitute a new Eurodollar Loan with a single Interest Period. Amounts repaid on the Tranche A Term Loan may not be reborrowed.

          (b) Borrowing Procedures. The Borrower shall submit an appropriate Notice of Borrowing to the Agent not later than 12:00 Noon (Charlotte, North Carolina time) on the Amendment No. 4 Effective Date, with respect to the portion of the Tranche A Term Loan initially consisting of a Base Rate Loan, or on the third Business Day prior to the Amendment No. 4 Effective Date, with respect to the portion of the Tranche A Term Loan initially consisting of one or more Eurodollar Loans, which Notice of Borrowing shall be irrevocable and shall specify (i) that the funding of a Tranche A Term Loan is requested and (ii) whether the funding of the Tranche A Term Loan shall be comprised of Base Rate Loans, Eurodollar Loans or a combination thereof, and if Eurodollar Loans are requested, the Interest Period(s) therefor. If the Borrower shall fail to deliver such Notice of Borrowing to the Agent by 12:00 Noon. (Charlotte, North Carolina time) on the third Business Day prior to the Amendment No. 4 Effective Date, then the full amount of the Tranche A Term Loan shall be disbursed on the Amendment No. 4 Effective Date as a Base Rate Loan. Each Lender shall make its Tranche A Term Loan Commitment Percentage of the Tranche A Term Loan available to the Agent for the account of the Borrower at the office of the Agent specified in Schedule 2.1(a), or at such other office as the Agent may designate in writing, by 2:00 P.M. (Charlotte, North Carolina time) on the Amendment No. 4 Effective Date in Dollars and in funds immediately available to the Agent.

          (c) Minimum Amounts. Each Eurodollar Loan or Base Rate Loan that is part of the Tranche A Term Loan shall be in an aggregate principal amount that is not less than $2,500,000 and integral multiples of $500,000 (or the then remaining principal balance of the Tranche A Term Loan, if less).

          (d) Repayment of Tranche A Term Loan. The principal amount of the Tranche A Term Loan shall be repaid in nineteen (19) consecutive quarterly installments as follows, unless accelerated sooner pursuant to Section 9.2:


                                               Tranche A Term Loan
     Principal Amortization Payment Dates      Principal Amortization
                                                       Payment
     ------------------------------------      -----------------------

    September 30, 1998, December 31, 1998,           $1,875,000
       March 31, 1999 and June 30, 1999

    September 30, 1999, December 31, 1999,           $1,875,000
       March 31, 2000 and June 30, 2000

    September 30, 2000, December 31, 2000,           $1,875,000
       March 31, 2001and June 30, 2001

    September 30, 2001, December 31, 2001,           $1,875,000
       March 31, 2002 and June 30, 2002

    September 30, 2002, December 31, 2002,           $2,500,000
       March 31, 2003 and June 30, 2003

    September 30, 2003, December 31, 2003,           $2,500,000
     March 31, 2004 and the Maturity Date


          (e) Interest. Subject to the provisions of Section 3.1, the Tranche A Term Loan shall bear interest at a per annum rate equal to:

               (i) Base Rate Loans. During such periods as the Tranche A Term Loan shall be comprised in whole or in part of Base Rate Loans, such Base Rate Loans shall bear interest at a per annum rate equal to the Adjusted Base Rate.

               (ii) Eurodollar Loans. During such periods as the Tranche A Term Loan shall be comprised in whole or in part of Eurodollar Loans, such Eurodollar Loans shall bear interest at a per annum rate equal to the Adjusted Eurodollar Rate.

     Interest on the Tranche A Term Loan shall be payable in arrears on each applicable Interest Payment Date (or at such other times as may be specified herein).

          (f) Tranche A Term Notes. The portion of the Tranche A Term Loan made by each Lender shall be evidenced by a duly executed promissory note of the Borrower to such Lender in an original principal amount equal to such Lender's Tranche A Term Loan Commitment Percentage of the Tranche A Term Loan and substantially in the form of Exhibit 2.4(f).



                                    SECTION 3

                 OTHER PROVISIONS RELATING TO CREDIT FACILITIES

     3.1  Default Rate.

     Upon the occurrence, and during the continuance, of an Event of Default, the principal of and, to the extent permitted by law, interest on the Loans and any other amounts owing hereunder or under the other Credit Documents shall bear interest, payable on demand, at a per annum rate 2% greater than the rate which would otherwise be applicable (or if no rate is applicable, whether in respect of interest, fees or other amounts, then the Adjusted Base Rate plus 2%).

     3.2  Extension and Conversion.

     Subject to the terms of Section 5.2, the Borrower shall have the option, on any Business Day, to extend existing Loans into a subsequent permissible Interest Period or to convert Loans into Loans of another interest rate type; provided, however, that (i) except as provided in Section 3.8, Eurodollar Loans may be converted into Base Rate Loans only on the last day of the Interest Period applicable thereto, (ii) Eurodollar Loans may be extended, and Base Rate Loans may be converted into Eurodollar Loans, only if no Default or Event of Default is in existence on the date of extension or conversion, (iii) Loans extended as, or converted into, Eurodollar Loans shall be subject to the terms of the definition of "Interest Period" set forth in Section 1.1 and shall be in such minimum amounts as provided in, with respect to Revolving Loans, Section 2.1(b)(ii), with respect to Acquisition Loans, Section 2.3(b)(ii), or, with respect to the Tranche A Term Loan, Section 2.4(c), (iv) no more than 16 Eurodollar Loans shall be outstanding hereunder at any time (it being understood that, for purposes hereof, Eurodollar Loans with different Interest Periods shall be considered as separate Eurodollar Loans, even if they begin on the same date, although borrowings, extensions and conversions may, in accordance with the provisions hereof, be combined at the end of existing Interest Periods to constitute a new Eurodollar Loan with a single Interest Period) and (v) any request for extension or conversion of a Eurodollar Loan which shall fail to specify an Interest Period shall be deemed to be a request for an Interest Period of one month. Each such extension or conversion shall be effected by the Borrower by giving a Notice of Extension/Conversion (or telephonic notice promptly confirmed in writing) to the office of the Agent specified in specified in Schedule 2.1(a), or at such other office as the Agent may designate in writing, prior to 12:00 Noon (Charlotte, North Carolina time) on the Business Day of, in the case of the conversion of a Eurodollar Loan into a Base Rate Loan, and on the third Business Day prior to, in the case of the extension of a Eurodollar Loan as, or conversion of a Base Rate Loan into, a Eurodollar Loan, the date of the proposed extension or conversion, specifying the date of the proposed extension or conversion, the Loans to be so extended or converted, the types of Loans into which such Loans are to be converted and, if appropriate, the applicable Interest Periods with respect thereto. Each request for extension or conversion shall be irrevocable and shall constitute a representation and warranty by the Borrower of the matters specified in subsections (b), (c) and
(d) of Section 5.3. In the event the Borrower fails to request extension or conversion of any Eurodollar Loan in accordance with this Section, or any such conversion or extension is not permitted or required by this Section, then such Eurodollar Loan shall be automatically converted into a Base Rate Loan at the end of the Interest Period applicable thereto. The Agent shall give each Lender notice as promptly as practicable of any such proposed extension or conversion affecting any Loan.

     3.3  Prepayments.

          (a) Voluntary Prepayments. The Borrower shall have the right to prepay Loans in whole or in part from time to time, but otherwise without premium or penalty; provided, however, that each partial prepayment of Loans shall be in a minimum principal amount of $1,000,000 and integral multiples of $500,000. Subject to the foregoing terms, amounts prepaid under this
     Section 3.3(a) shall be applied as the Borrower may elect; provided that if the Borrower fails to specify a voluntary prepayment then such prepayment shall be applied first to Revolving Loans, second to the outstanding revolving loan portion of the Acquisition Loans and third pro rata to the outstanding term loan portion of the Acquisition Loans and the Tranche A Term Loan (in each case ratably to the remaining Principal Amortization Payments thereof), in each case first to Base Rate Loans and then to Eurodollar Loans in direct order of Interest Period maturities. All prepayments under this Section 3.3(a) shall be subject to Section 3.12 and be accompanied by interest on the principal amount prepaid through the date of prepayment.

          (b) Mandatory Prepayments.

               (i) Revolving Committed Amount. If at any time, the sum of the aggregate principal amount of outstanding Revolving Loans plus LOC Obligations outstanding shall exceed the Revolving Committed Amount, the Borrower immediately shall prepay the Revolving Loans and (after all Revolving Loans have been repaid) cash collateralize the LOC Obligations, in an amount sufficient to eliminate such excess.

               (ii) Excess Cash Flow. Within 90 days after the end of each fiscal year (commencing with the fiscal year ending June 30, 1998), the Borrower shall prepay the Loans in an amount equal to (w) 50% of the Excess Cash Flow earned during such prior fiscal year less (x) the amount of any voluntary prepayments of the Tranche A Term Loan, (to the extent accompanied by a reduction in the Revolving Committed Amount) the Revolving Loans or (to the extent accompanied by a reduction in the Acquisition Loan Committed Amount) the Acquisition Loans pursuant to
          Section 3.3(a) during such prior fiscal year less (z) the amount of any mandatory prepayments of the Tranche A Term Loan, (to the extent accompanied by a reduction in the Revolving Committed Amount) the Revolving Loans or (to the extent accompanied by a reduction in the Acquisition Loan Committed Amount) the Acquisition Loans pursuant to
          Section 3.3(b)(iii), (iv) or (v) during such prior fiscal year. Any payments of Excess Cash Flow shall be applied as set forth in clause
          (vii) below.

               (iii) Asset Dispositions. Immediately upon the occurrence of any Asset Disposition Prepayment Event, the Borrower shall prepay the Loans in an aggregate amount equal to 100% of the Net Cash Proceeds of the related Asset Disposition not applied (or caused to be applied) by the Consolidated Parties during the related Application Period to the purchase, acquisition or construction of Eligible Assets as contemplated by the terms of Section 8.5(e) (such prepayment to be applied as set forth in clause (vii) below).

               (iv) Debt Issuances. Immediately upon receipt by any Consolidated Party of proceeds from any Debt Issuance (excluding Indebtedness permitted pursuant to Section 8.1), the Borrower shall prepay the Loans in an aggregate amount equal to 100% of the Net Cash Proceeds of such Debt Issuance to the Lenders (such prepayment to be applied as set forth in clause (vii) below).

               (v) Issuances of Equity. Immediately upon receipt by a Consolidated Party of proceeds from any Equity Issuance other than an Excluded Equity Issuance, the Borrower shall prepay the Loans in an aggregate amount equal to 50% of the Net Cash Proceeds of such Equity Issuance (such prepayments shall be applied as set forth in clause
          (vii) below).

               (vi) Acquisition Purchase Price Reductions. Immediately upon receipt by a Consolidated Party of proceeds from a post-closing purchase price reduction in respect of any Acquisition financed in whole or in part with the proceeds of any Acquisition Loans, the Borrower shall prepay the Loans to the Lenders in an aggregate amount equal to 100% of such purchase price reduction (such prepayments shall be applied as set forth in clause (vii) below).

               (vii) Application of Mandatory Prepayments. All amounts required to be paid pursuant to this Section 3.3(b) shall be applied as follows: (A) with respect to all amounts prepaid pursuant to Section 3.3(b)(i), to Revolving Loans and (after all Revolving Loans have been repaid) to a cash collateral account in respect of LOC Obligations,
          (B) with respect to all amounts prepaid pursuant to Section 3.3(b)(ii), Section 3.3(b)(iv) or Section 3.3(b)(v), pro rata to the Tranche A Term Loan and, if applicable, any term loan portion of the Acquisition Loans (in each case ratably to the remaining Principal Amortization Payments thereof), (C) with respect to all amounts prepaid pursuant to Section 3.3(b)(iii) (other than in respect of any Asset Disposition (x) involving Property described on Schedule 3.3(b)(vii) or (y) involving Sale and Leaseback Transactions of the real property portion of the MD Assets as permitted by Section 8.13), pro rata to (1) Revolving Loans and (after all Revolving Loans have been repaid) to a cash collateral account in respect of LOC Obligations (with a corresponding reduction in the Revolving Committed Amount in an amount equal to all amounts applied pursuant to this clause (1)), (2) any term loan portion of the Acquisition Loans (ratably to the remaining Principal Amortization Payments thereof) and
          (3) the Tranche A Term Loan (ratably to the remaining Principal Amortization Payments thereof), (D) with respect to all amounts prepaid pursuant to Section 3.3(b)(iii) in respect of any Asset Disposition involving Property described on Schedule 3.3(b)(vii), to Revolving Loans and (after all Revolving Loans have been repaid) to a cash collateral account in respect of LOC Obligations (without any reduction in the Revolving Committed Amount), (E) with respect to all amounts prepaid pursuant to Section 3.3(b)(iii) in respect of any Asset Disposition involving the Sale and Leaseback Transaction of the real property portion of the MD Assets as permitted by Section 8.13, to Acquisition Loans and (after all Acquisition Loans have been repaid) as provided in (C) above, (F) with respect to all amounts prepaid pursuant to Section 3.3(b)(iv) in respect of a Debt Issuance of Subordinated Notes occurring within 90 days after the Amendment No. 4 Effective Date, to Acquisition Loans (without any reduction in the Acquisition Loan Committed Amount) and (after all Acquisition Loans have been repaid) to Revolving Loans (without any reduction in the Revolving Committed Amount) and (G) with respect to all amounts prepaid pursuant to Section 3.3(b)(vi), first, to any revolving loan portion of the Acquisition Loans (ratably to the remaining Principal Amortization Payments thereof) and then to any term loan portion of the Acquisition Loans (ratably to the remaining Principal Amortization Payments thereof). Within the parameters of the applications set forth above, prepayments shall be applied first to Base Rate Loans and then to Eurodollar Loans in direct order of Interest Period maturities. All prepayments under this Section 3.3(b) shall be subject to Section 3.12 and be accompanied by interest on the principal amount prepaid through the date of prepayment.


     3.4  Termination and Reduction of Committed Amounts.

          (i) Voluntary Reductions.

               (A) The Borrower may from time to time permanently reduce or terminate the Revolving Committed Amount in whole or in part (in minimum aggregate amounts of $2,500,000 or in integral multiples of $500,000 in excess thereof (or, if less, the full remaining amount of the then applicable Revolving Committed Amount)) upon five Business Days' prior written notice to the Agent; provided, however, no such termination or reduction shall be made which would cause the aggregate principal amount of outstanding Revolving Loans plus LOC Obligations outstanding to exceed the Revolving Committed Amount, unless, concurrently with such termination or reduction, the Revolving Loans are repaid to the extent necessary to eliminate such excess. The Agent shall promptly notify each affected Lender of receipt by the Agent of any notice from the Borrower pursuant to this Section 3.4(i).

               (B) The Borrower may from time to time permanently reduce or terminate the Acquisition Loan Committed Amount in whole or in part (in minimum aggregate amounts of $2,500,000 or in integral multiples of $500,000 in excess thereof (or, if less, the full remaining amount of the then applicable Acquisition Loan Committed Amount)) upon five Business Days' prior written notice to the Agent; provided, however, no such termination or reduction shall be made which would cause the aggregate principal amount of outstanding Acquisition Loans to exceed the Acquisition Loan Committed Amount, unless, concurrently with such termination or reduction, the Acquisition Loans are repaid to the extent necessary to eliminate such excess. The Agent shall promptly notify each affected Lender of receipt by the Agent of any notice from the Borrower pursuant to this Section 3.4(ii).

          (ii) Mandatory Reductions.

               (A) On any date that the Revolving Loans are required to be prepaid pursuant to the terms of Section 3.3(b)(iii) the Revolving Committed Amount automatically shall be permanently reduced by the amount of such required prepayment and/or reduction.

               (B) The Acquisition Loan Committed Amount automatically shall be
          (A) permanently reduced on June 12, 1999 by an amount equal to the principal amount of all Acquisition Loans advanced during the period from the Amendment No. 4 Effective Date to and including June 12, 1999 and (B) terminated on June 12, 2000.

          (iii) Maturity Date. The Revolving Commitments of the Lenders, the LOC Commitment of the Issuing Lender and the Acquisition Loan Commitments of the Lenders automatically shall terminate on the Maturity Date.

          (iv) General.

               (A) The Borrower shall pay to the Agent for the account of the Lenders in accordance with the terms of Section 3.5(a)(i), on the date of each termination or reduction of the Revolving

          Committed Amount, the Revolving Unused Fee accrued through the date of such termination or reduction on the amount of the Revolving Committed Amount so terminated or reduced.

               (B) The Borrower shall pay to the Agent for the account of the Lenders in accordance with the terms of Section 3.5(a)(ii), on the date of each termination or reduction of the Acquisition Loan Committed Amount, the Acquisition Loan Unused Fee accrued through the date of such termination or reduction on the amount of the Acquisition Loan Committed Amount so terminated or reduced.


     3.5  Fees.

     (a) Unused Fees.

          (i) Revolving Credit Facility Unused Fee. In consideration of the Revolving Commitments of the Lenders hereunder, the Borrower agrees to pay to the Agent for the account of each Lender a fee (the "Revolving Unused Fee") on such Lender's Revolving Commitment Percentage of the Unused Revolving Committed Amount computed at a per annum rate for each day during the applicable Revolving Unused Fee Calculation Period (hereinafter defined) at a rate equal to the Applicable Percentage in effect from time to time. The Revolving Unused Fee shall commence to accrue on the Effective Date and shall be due and payable in arrears on the last business day of each March, June, September and December (and any date that the Revolving Committed Amount is reduced as provided in Section 3.4 and the Maturity
     Date) for the immediately preceding quarter (or portion thereof) (each such quarter or portion thereof for which the Revolving Unused Fee is payable hereunder being herein referred to as an "Revolving Unused Fee Calculation Period"), beginning with the first of such dates to occur after the Effective Date.

          (ii) Acquisition Loan Unused Fee. In consideration of the Acquisition Loan Commitments of the Lenders hereunder, the Borrower agrees to pay to the Agent for the account of each Lender a fee (the "Acquisition Loan Unused Fee") on such Lender's Acquisition Loan Commitment Percentage of the Unused Acquisition Loan Committed Amount computed at a per annum rate for each day during the applicable Acquisition Loan Unused Fee Calculation Period (hereinafter defined) at a rate equal to the Applicable Percentage in effect from time to time. The Acquisition Loan Unused Fee shall commence to accrue on the Effective Date and shall be due and payable in arrears on the last business day of each March, June, September and December (and any date that the Revolving Committed Amount is reduced as provided in Section
     3.4 and the Maturity Date) for the immediately preceding quarter (or portion thereof) (each such quarter or portion thereof for which the Acquisition Loan Unused Fee is payable hereunder being herein referred to as an "Acquisition Loan Unused Fee Calculation Period"), beginning with the first of such dates to occur after the Effective Date.

     (b) Letter of Credit Fees.

          (i) Standby Letter of Credit Issuance Fee. In consideration of the issuance of standby Letters of Credit hereunder, the Borrower promises to pay to the Agent for the account of each Lender a fee (the "Standby Letter of Credit Fee") on such Lender's Revolving Commitment Percentage of the average daily maximum amount available to be drawn under each such standby Letter of Credit computed at a per annum rate for each day from the date of issuance to the date of expiration equal to the Applicable Percentage. The Standby Letter of Credit Fee will be payable quarterly in arrears on the last Business Day of each March, June, September and December for the immediately preceding quarter (or a portion thereof).

          (ii) Trade Letter of Credit Drawing Fee. In consideration of the issuance of trade Letters of Credit hereunder, the Borrower promises to pay to the Agent for the account of each Lender a fee (the "Trade Letter of Credit Fee") equal to the Applicable Percentage on such Lender's Revolving Commitment Percentage of the amount of each drawing under any such trade Letter of

     Credit. The Trade Letter of Credit Fee will be payable on each date of drawing under a trade Letter of Credit.

          (iii) Issuing Lender Fees. In addition to the Standby Letter of Credit Fee payable pursuant to clause (i) above and the Trade Letter of Credit Fee payable pursuant to clause (ii) above, the Borrower promises to pay to the Issuing Lender for its own account without sharing by the other Lenders (a) a standby letter of credit fronting fee equal to 0.25% on the average daily maximum amount available to be drawn under each such standby Letter of Credit (such fee to be payable quarterly in arrears on the last Business Day of each March, June, September and December for the immediately preceding quarter (or a portion thereof)), (b) a trade letter of credit drawing fee equal to 0.25% on the amount of each drawing under any such trade Letter of Credit (such fee to be payable on each date of drawing under a trade Letter of Credit) and (c) the customary charges from time to time of the Issuing Lender with respect to the issuance, amendment, transfer, administration, cancellation and conversion of, and drawings under, such Letters of Credit (collectively, the "Issuing Lender Fees").

          (c) Administrative Fees. The Borrower agrees to pay to the Agent, for its own account and NationsBanc Montgomery Securities, Inc., as applicable, the fees referred to in the Agent's Fee Letter (collectively, the "Agent's Fees").

     3.6  Capital Adequacy.

     If any Lender has determined, after the date hereof, that the adoption or the becoming effective of, or any change in, or any change by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof in the interpretation or administration of, any applicable law, rule or regulation regarding capital adequacy, or compliance by such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's capital or assets as a consequence of its commitments or obligations hereunder to a level below that which such Lender could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Lender's policies with respect to capital adequacy), then, upon notice from such Lender to the Borrower, the Borrower shall be obligated to pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction. Any Lender claiming compensation under this Section 3.6 shall furnish to the Borrower and the Agent a statement setting forth in reasonable detail the additional amount or amounts payable to it hereunder and the calculations used to determine such amount or amounts, which statement shall be conclusive and binding on the parties hereto in the absence of manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods.

     3.7  Limitation on Eurodollar Loans.

     If on or prior to the first day of any Interest Period for any Eurodollar
Loan:

          (a) the Agent determines (which determination shall be conclusive) that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period; or

          (b) the Required Lenders determine (which determination shall be conclusive) and notify the Agent that the Eurodollar Rate will not adequately and fairly reflect the cost to the Lenders of funding Eurodollar Loans for such Interest Period;

then the Agent shall give the Borrower prompt notice thereof, and so long as such condition remains in effect, the Lenders shall be under no obligation to make additional Eurodollar Loans, Continue Eurodollar Loans, or to Convert Base Rate Loans into Eurodollar Loans and the Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding Eurodollar Loans, either prepay such Eurodollar Loans or Convert such Eurodollar Loans into Base Rate Loans in accordance with the terms of this Credit Agreement.

     3.8  Illegality.

     Notwithstanding any other provision of this Credit Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to make, maintain, or fund Eurodollar Loans hereunder, then such Lender shall promptly notify the Borrower thereof and such Lender's obligation to make or Continue Eurodollar Loans and to Convert Base Rate Loans into Eurodollar Loans shall be suspended until such time as such Lender may again make, maintain, and fund Eurodollar Loans (in which case the provisions of Section 3.10 shall be applicable).

     3.9  Requirements of Law.

     (a) If, after the date hereof, the adoption of any applicable law, rule, or regulation, or any change in any applicable law, rule, or regulation, or any change in the interpretation or administration thereof by any Governmental Authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank, or comparable agency:

          (i) shall subject such Lender (or its Applicable Lending Office) to any tax, duty, or other charge with respect to any Eurodollar Loans, its Notes, or its obligation to make Eurodollar Loans, or change the basis of taxation of any amounts payable to such Lender (or its Applicable Lending Office) under this Credit Agreement or its Notes in respect of any Eurodollar Loans (other than taxes imposed on the overall net income of such Lender by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office);

          (ii) shall impose, modify, or deem applicable any reserve, special deposit, assessment, or similar requirement (other than the Eurodollar Reserve Requirement utilized in the determination of the Adjusted Eurodollar Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender (or its Applicable Lending Office), including the Commitment of such Lender hereunder; or

          (iii) shall impose on such Lender (or its Applicable Lending Office) or on the United States market for certificates of deposit or the London interbank market any other condition affecting this Credit Agreement or its Notes or any of such extensions of credit or liabilities or commitments;

and the result of any of the foregoing is to increase the cost to such Lender (or its Applicable Lending Office) of making, Converting into, Continuing, or maintaining any Eurodollar Loans or to reduce any sum received or receivable by such Lender (or its Applicable Lending Office) under this Credit Agreement or its Notes with respect to any Eurodollar Loans, then the Borrower shall pay to such Lender on demand such amount or amounts as will compensate such Lender for such increased cost or reduction. If any Lender requests compensation by the Borrower under this Section 3.9(a), the Borrower may, by notice to such Lender (with a copy to the Agent), suspend the obligation of such Lender to make or Continue Eurodollar Loans, or to Convert Base Rate Loans into Eurodollar Loans, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 3.10 shall be applicable); provided that such suspension shall not affect the right of such Lender to receive the compensation so requested.

     (b) Each Lender shall promptly notify the Borrower and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this Section 3.9 and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Lender, be otherwise disadvantageous to it. Any Lender claiming compensation under this Section 3.9 shall furnish to the Borrower and the Agent a statement setting forth in reasonable detail the additional amount or amounts payable to it hereunder and the calculations used to determine such amount or amounts, which statement shall be conclusive and binding on the parties hereto in the absence of manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods.

     3.10 Treatment of Affected Loans.

     If the obligation of any Lender to make any Eurodollar Loan or to Continue, or to Convert Base Rate Loans into, Eurodollar Loans shall be suspended pursuant to Section 3.8 or 3.9 hereof, such Lender's Eurodollar Loans shall be automatically Converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for such Eurodollar Loans (or, in the case of a Conversion required by Section 3.8 hereof, on such earlier date as such Lender may specify to the Borrower with a copy to the Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in
Section 3.8 or 3.9 hereof that gave rise to such Conversion no longer exist:

          (a) to the extent that such Lender's Eurodollar Loans have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Lender's Eurodollar Loans shall be applied instead to its Base Rate Loans; and

          (b) all Loans that would otherwise be made or Continued by such Lender as Eurodollar Loans shall be made or Continued instead as Base Rate Loans, and all Base Rate Loans of such Lender that would otherwise be Converted into Eurodollar Loans shall remain as Base Rate Loans.

If such Lender gives notice to the Borrower (with a copy to the Agent) that the circumstances specified in Section 3.8 or 3.9 hereof that gave rise to the Conversion of such Lender's Eurodollar Loans pursuant to this Section 3.10 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurodollar Loans made by other Lenders are outstanding, such Lender's Base Rate Loans shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Eurodollar Loans, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding Eurodollar Loans and by such Lender are held pro rata (as to principal amounts, interest rate basis, and Interest Periods) in accordance with their respective Commitments.

     3.11 Taxes.

          (a) Any and all payments by the Borrower to or for the account of any Lender or the Agent hereunder or under any other Credit Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Agent, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Lender (or its Applicable Lending Office) or the Agent (as the case may be) is organized or any political subdivision thereof (all such non-excluded taxes, duties, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable under this Credit Agreement or any other Credit Document to any Lender or the Agent, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.11) such Lender or the Agent receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions,
     (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law, and (iv) the Borrower shall furnish to the Agent, at its address referred to in Section 11.1, the original or a certified copy of a receipt evidencing payment thereof.

          (b) In addition, the Borrower agrees to pay any and all present or future stamp or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under this Credit Agreement or any other Credit Document or from the execution or delivery of, or otherwise with respect to, this Credit Agreement or any other Credit Document (hereinafter referred to as "Other Taxes").

          (c) The Borrower agrees to indemnify each Lender and the Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 3.11) paid by such Lender or the Agent (as the case may be) and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto.

          (d) Each Lender organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Credit Agreement in the case of each Lender listed on the signature pages hereof and on or prior to the date on which it becomes a Lender in the case of each other Lender, and from time to time thereafter if requested in writing by the Borrower or the Agent (but only so long as such Lender remains lawfully able to do so), shall provide the Borrower and the Agent with (i) Internal Revenue Service Form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Credit Agreement is effectively connected with the conduct of a trade or business in the United States, (ii) Internal Revenue Service Form W-8 or W-9, as appropriate, or any successor form prescribed by the Internal Revenue Service, and/or (iii) any other form or certificate required by any taxing authority (including any certificate required by Sections 871(h) and 881(c) of the Internal Revenue Code), certifying that such Lender is entitled to an exemption from or a reduced rate of tax on payments pursuant to this Credit Agreement or any of the other Credit Documents.

          (e) For any period with respect to which a Lender has failed to provide the Borrower and the Agent with the appropriate form pursuant to
     Section 3.11(d) (unless such failure is due to a change in treaty, law, or regulation occurring subsequent to the date on which a form originally was required to be provided), such Lender shall not be entitled to indemnification under Section 3.11(a) or 3.11(b) with respect to Taxes imposed by the United States; provided, however, that should a Lender, which is otherwise exempt from or subject to a reduced rate of withholding tax, become subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

          (f) If the Borrower is required to pay additional amounts to or for the account of any Lender pursuant to this Section 3.11, then such Lender will agree to use reasonable efforts to change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Lender, is not otherwise disadvantageous to such Lender.

          (g) Within thirty (30) days after the date of any payment of Taxes, the Borrower shall furnish to the Agent the original or a certified copy of a receipt evidencing such payment.

          (h) Any Lender claiming compensation under this Section 3.11 shall furnish to the Borrower and the Agent a statement setting forth in reasonable detail the additional amount or amounts payable to it hereunder and the calculations used to determine such amount or amounts, which statement shall be conclusive and binding on the parties hereto in the absence of manifest error.

          (i) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 3.11 shall survive the repayment of the Loans, LOC Obligations and other obligations under the Credit Documents and the termination of the Commitments hereunder.

     3.12 Compensation.

     Upon the request of any Lender, the Borrower shall pay to such Lender such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost, or expense (including loss of anticipated profits) incurred by it as a result of:

          (a) any payment, prepayment, or Conversion of a Eurodollar Loan for any reason (including, without limitation, the acceleration of the Loans pursuant to Section 9.2) on a date other than the last day of the Interest Period for such Loan; or

          (b) any failure by the Borrower for any reason (including, without limitation, the failure of any condition precedent specified in Section 5 to be satisfied) to borrow, Convert, Continue, or prepay a

     Eurodollar Loan on the date for such borrowing, Conversion, Continuation, or prepayment specified in the relevant notice of borrowing, prepayment, Continuation, or Conversion under this Credit Agreement.

With respect to Eurodollar Loans, such indemnification may include an amount equal to the excess, if any, of (a) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of the applicable Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Eurodollar Loans provided for herein (excluding, however, the Applicable Percentage included therein, if any) over (b) the amount of interest (as reasonably determined by such Lender) which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank Eurodollar market. The covenants of the Borrower set forth in this Section 3.12 shall survive the repayment of the Loans, LOC Obligations and other obligations under the Credit Documents and the termination of the Commitments hereunder.

     3.13 Pro Rata Treatment.

     Except to the extent otherwise provided herein:

          (a) Loans. Each Loan, each payment or (subject to the terms of Section 3.3) prepayment of principal of any Loan or reimbursement obligations arising from drawings under Letters of Credit, each payment of interest on the Loans or reimbursement obligations arising from drawings under Letters of Credit, each payment of Revolving Unused Fees, each payment of Acquisition Loan Unused Fees, each payment of the Standby Letter of Credit Fee, each payment of the Trade Letter of Credit Fee, each reduction of the Revolving Committed Amount and each conversion or extension of any Loan, shall be allocated pro rata among the Lenders in accordance with the respective principal amounts of their outstanding Loans and Participation Interests.

          (b) Advances. No Lender shall be responsible for the failure or delay by any other Lender in its obligation to make its ratable share of a borrowing hereunder; provided, however, that the failure of any Lender to fulfill its obligations hereunder shall not relieve any other Lender of its obligations hereunder. Unless the Agent shall have been notified by any Lender prior to the date of any requested borrowing that such Lender does not intend to make available to the Agent its ratable share of such borrowing to be made on such date, the Agent may assume that such Lender has made such amount available to the Agent on the date of such borrowing, and the Agent in reliance upon such assumption, may (in its sole discretion but without any obligation to do so) make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Agent, the Agent shall be able to recover such corresponding amount from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Agent's demand therefor, the Agent will promptly notify the Borrower, and the Borrower shall immediately pay such corresponding amount to the Agent. The Agent shall also be entitled to recover from the Lender or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Agent to the Borrower to the date such corresponding amount is recovered by the Agent at a per annum rate equal to (i) from the Borrower at the applicable rate for the applicable borrowing pursuant to the Notice of Borrowing and (ii) from a Lender at the Federal Funds Rate. Nothing contained in this Section 3.13(b) shall be deemed to constitute a waiver by the Borrower of its rights in respect of any claim for breach of contract relating to the wrongful failure (as determined by a court of competent jurisdiction) of any Lender to make any Loan on the date of the requested borrowing.

     3.14 Sharing of Payments.

     The Lenders agree among themselves that, in the event that any Lender shall obtain payment in respect of any Loan, LOC Obligations or any other obligation owing to such Lender under this Credit Agreement through the exercise of a right of setoff, banker's lien or counterclaim, or pursuant to a secured claim under
Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, in excess of its pro rata share of such payment as provided for in this Credit Agreement, such Lender shall promptly purchase from the other Lenders a Participation Interest in such Loans, LOC Obligations and other obligations in such amounts, and make such other adjustments from time to time, as shall be equitable to the end that all Lenders share such payment in accordance with their respective ratable shares as provided for in this Credit Agreement. The Lenders further agree among themselves that if payment to a Lender obtained by such Lender through the exercise of a right of setoff, banker's lien, counterclaim or other event as aforesaid shall be rescinded or must otherwise be restored, each Lender which shall have shared the benefit of such payment shall, by repurchase of a Participation Interest theretofore sold, return its share of that benefit (together with its share of any accrued interest payable with respect thereto) to each Lender whose payment shall have been rescinded or otherwise restored. The Borrower agrees that any Lender so purchasing such a Participation Interest may, to the fullest extent permitted by law, exercise all rights of payment, including setoff, banker's lien or counterclaim, with respect to such Participation Interest as fully as if such Lender were a holder of such Loan, LOC Obligations or other obligation in the amount of such Participation Interest. Except as otherwise expressly provided in this Credit Agreement, if any Lender or the Agent shall fail to remit to the Agent or any other Lender an amount payable by such Lender or the Agent to the Agent or such other Lender pursuant to this Credit Agreement on the date when such amount is due, such payments shall be made together with interest thereon for each date from the date such amount is due until the date such amount is paid to the Agent or such other Lender at a rate per annum equal to the Federal Funds Rate. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section 3.14 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders under this
Section 3.14 to share in the benefits of any recovery on such secured claim.

     3.15 Payments, Computations, Etc.

          (a) Except as otherwise specifically provided herein, all payments hereunder shall be made to the Agent in dollars in immediately available funds, without setoff, deduction, counterclaim or withholding of any kind, at the Agent's office specified in Schedule 2.1(a) not later than 2:00 P.M. (Charlotte, North Carolina time) on the date when due. Payments received after such time shall be deemed to have been received on the next succeeding Business Day. The Agent may (but shall not be obligated to) debit the amount of any such payment which is not made by such time to any ordinary deposit account of the Borrower maintained with the Agent (with notice to the Borrower). The Borrower shall, at the time it makes any payment under this Credit Agreement, specify to the Agent the Loans, LOC Obligations, Fees, interest or other amounts payable by the Borrower hereunder to which such payment is to be applied (and in the event that it fails so to specify, or if such application would be inconsistent with the terms hereof, the Agent shall distribute such payment to the Lenders in such manner as the Agent may determine to be appropriate in respect of obligations owing by the Borrower hereunder, subject to the terms of
     Section 3.13(a)). The Agent will distribute such payments to such Lenders, if any such payment is received prior to 12:00 Noon (Charlotte, North Carolina time) on a Business Day in like funds as received prior to the end of such Business Day and otherwise the Agent will distribute such payment to such Lenders on the next succeeding Business Day. Whenever any payment hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day (subject to accrual of interest and Fees for the period of such extension), except that in the case of Eurodollar Loans, if the extension would cause the payment to be made in the next following calendar month, then such payment shall instead be made on the next preceding Business Day. Except as expressly provided otherwise herein, all computations of interest and fees shall be made on the basis of actual number of days elapsed over a year of 360 days, except with respect to computation of interest on Base Rate Loans which (unless the Base Rate is determined by reference to the Federal Funds
     Rate) shall be calculated based on a year of 365 or 366 days, as appropriate. Interest shall accrue from and include the date of borrowing, but exclude the date of payment.

          (b) Allocation of Payments After Event of Default. Notwithstanding any other provisions of this Credit Agreement to the contrary, after the occurrence and during the continuance of an Event of Default, all amounts collected or received by the Agent or any Lender on account of the Credit Party Obligations or any other amounts outstanding under any of the Credit Documents or in respect of the Collateral shall be paid over or delivered as follows:

          FIRST, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation reasonable attorneys' fees) of the Agent in connection with enforcing the rights of the Lenders under the Credit Documents and any protective advances made by the Agent with respect to the Collateral under or pursuant to the terms of the Collateral Documents;

          SECOND, to payment of any fees owed to the Agent;

          THIRD, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation, reasonable attorneys' fees) of each of the Lenders in connection with enforcing its rights under the Credit Documents or otherwise with respect to the Credit Party Obligations owing to such Lender;

          FOURTH, to the payment of all of the Credit Party Obligations consisting of accrued fees and interest;

          FIFTH, to the payment of the outstanding principal amount of the Credit Party Obligations (including the payment or cash collateralization of the outstanding LOC Obligations);

          SIXTH, to all other Credit Party Obligations and other obligations which shall have become due and payable under the Credit Documents or otherwise and not repaid pursuant to clauses "FIRST" through "FIFTH" above; and

          SEVENTH, to the payment of the surplus, if any, to whoever may be lawfully entitled to receive such surplus.

     In carrying out the foregoing, (i) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category; (ii) each of the Lenders shall receive an amount equal to its pro rata share (based on the proportion that the then outstanding Loans and LOC Obligations held by such Lender bears to the aggregate then outstanding Loans and LOC Obligations) of amounts available to be applied pursuant to clauses "THIRD", "FOURTH", "FIFTH" and "SIXTH" above; and (iii) to the extent that any amounts available for distribution pursuant to clause "FIFTH" above are attributable to the issued but undrawn amount of outstanding Letters of Credit, such amounts shall be held by the Agent in a cash collateral account and applied (A) first, to reimburse the Issuing Lender from time to time for any drawings under such Letters of Credit and
     (B) then, following the expiration of all Letters of Credit, to all other obligations of the types described in clauses "FIFTH" and "SIXTH" above in the manner provided in this Section 3.15(b).

     3.16 Evidence of Debt.

          (a) Each Lender shall maintain an account or accounts evidencing each Loan made by such Lender to the Borrower from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Credit Agreement. Each Lender will make reasonable efforts to maintain the accuracy of its account or accounts and to promptly update its account or accounts from time to time, as necessary.

          (b) The Agent shall maintain the Register pursuant to Section 11.3(c), and a subaccount for each Lender, in which Register and subaccounts (taken together) shall be recorded (i) the amount, type and Interest Period of each such Loan hereunder, (ii) the amount of any principal or interest due and payable or to become due and payable to each Lender hereunder and (iii) the amount of any sum received by the Agent hereunder from or for the account of the Borrower and each Lender's share thereof. The Agent will make reasonable efforts to maintain the accuracy of the subaccounts referred to in the preceding sentence and to promptly update such subaccounts from time to time, as necessary.

          (c) The entries made in the accounts, Register and subaccounts maintained pursuant to subsection (b) of this Section 3.16 (and, if consistent with the entries of the Agent, subsection (a)) shall be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, however, that the failure of any Lender or the Agent to maintain any such account, such Register or such subaccount, as applicable, or any error therein, shall not in any manner affect the obligation of the Borrower to repay the Loans made by such Lender in accordance with the terms hereof.

     3.17 Mandatory Assignment.

     In the event that any Lender delivers to the Borrower, a demand for payment in accordance with Section 3.6, 3.9 or 3.11 then, provided that no Default or Event of Default has occurred and is continuing at such time, the Borrower may, at its own expense (such expense to include the administrative fee payable to the Agent under Section 11.3(b)), and with the consent of the Agent (such consent not to be unreasonably withheld), require such Lender to transfer and assign in whole, without recourse (in accordance with and subject to the terms and conditions of Section 11.3), all of its interests, rights and obligations under this Credit Agreement to an Eligible Assignee which shall assume such assigned obligations; provided that (i) such assignment shall not conflict with any law, rule or regulation or order of any court or any Governmental Authority and (ii) the Borrower or such assignee shall have paid to the assigning Lender in immediately available funds the principal of and interest accrued to the date of such payment on the Loans made by it hereunder and all other amounts owed to it hereunder.

                                                     SECTION 4

                                    GUARANTY

     4.1  The Guaranty.

     Each of the Guarantors hereby jointly and severally guarantees to each Lender, each Affiliate of a Lender that enters into a Hedging Agreement, and the Agent as hereinafter provided the prompt payment of the Credit Party Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) strictly in accordance with the terms thereof. The Guarantors hereby further agree that if any of the Credit Party Obligations are not paid in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise), the Guarantors will, jointly and severally, promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Credit Party Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) in accordance with the terms of such extension or renewal.

     Notwithstanding any provision to the contrary contained herein or in any other of the Credit Documents or Hedging Agreements, the obligations of each Guarantor hereunder shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the Bankruptcy Code or any comparable provisions of any applicable state law.

     4.2  Obligations Unconditional.

     The obligations of the Guarantors under Section 4.1 are joint and several, absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Credit Documents or Hedging Agreements, or any other agreement or instrument referred to therein, or any substitution, release, impairment or exchange of any other guarantee of or security for any of the Credit Party Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 4.2 that the obligations of the Guarantors hereunder shall be absolute and unconditional under any and all circumstances. Each Guarantor agrees that such Guarantor shall have no right of subrogation, indemnity, reimbursement or contribution against the Borrower or any other Guarantor of the Credit Party Obligations for amounts paid under this Section 4 until such time as the Lenders (and any Affiliates of Lenders entering into Hedging Agreements) have been paid in full, all Commitments under this Credit Agreement have been terminated and no Person or Governmental Authority shall have any right to request any return or reimbursement of funds from the Lenders in connection with monies received under the Credit Documents or Hedging Agreements. Without limiting the generality of the foregoing, it is agreed that, to the fullest extent permitted by law, the occurrence of any one or more of the following shall not alter or impair the liability of any Guarantor hereunder which shall remain absolute and unconditional as described above:

          (a) at any time or from time to time, without notice to any Guarantor, the time for any performance of or compliance with any of the Credit Party Obligations shall be extended, or such performance or compliance shall be waived;

          (b) any of the acts mentioned in any of the provisions of any of the Credit Documents, any Hedging Agreement or any other agreement or instrument referred to in the Credit Documents or Hedging Agreements shall be done or omitted;

          (c) the maturity of any of the Credit Party Obligations shall be accelerated, or any of the Credit Party Obligations shall be modified, supplemented or amended in any respect, or any right under any of the Credit Documents, any Hedging Agreement or any other agreement or instrument referred to in the Credit Documents or Hedging Agreements shall be waived or any other guarantee of any of the Credit Party Obligations or any security therefor shall be released, impaired or exchanged in whole or in part or otherwise dealt with;

          (d) any Lien granted to, or in favor of, the Agent or any Lender or Lenders as security for any of the Credit Party Obligations shall fail to attach or be perfected; or

          (e) any of the Credit Party Obligations shall be determined to be void or voidable (including, without limitation, for the benefit of any creditor of any Guarantor) or shall be subordinated to the claims of any Person (including, without limitation, any creditor of any Guarantor).

With respect to its obligations hereunder, each Guarantor hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Agent or any Lender exhaust any right, power or remedy or proceed against any Person under any of the Credit Documents, any Hedging Agreement or any other agreement or instrument referred to in the Credit Documents or Hedging Agreements, or against any other Person under any other guarantee of, or security for, any of the Credit Party Obligations.

     4.3  Reinstatement.

     The obligations of the Guarantors under this Section 4 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Credit Party Obligations is rescinded or must be otherwise restored by any holder of any of the Credit Party Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and each Guarantor agrees that it will indemnify the Agent and each Lender on demand for all reasonable costs and expenses (including, without limitation, fees and expenses of counsel) incurred by the Agent or such Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

     4.4  Certain Additional Waivers.

     Without limiting the generality of the provisions of this Section 4, each Guarantor hereby specifically waives the benefits of N.C. Gen. Stat. Sections 26-7 through 26-9, inclusive, to the extent applicable. Each Guarantor further agrees that such Guarantor shall have no right of recourse to security for the Credit Party Obligations, except through the exercise of rights of subrogation pursuant to Section 4.2 and through the exercise of rights of contribution pursuant to Section 4.6.

     4.5  Remedies.

     The Guarantors agree that, to the fullest extent permitted by law, as between the Guarantors, on the one hand, and the Agent and the Lenders, on the other hand, the Credit Party Obligations may be declared to be forthwith due and payable as provided in Section 9.2 (and shall be deemed to have become automatically due and payable in the circumstances provided in said Section 9.2) for purposes of Section 4.1 notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing the Credit Party Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or the Credit Party Obligations being deemed to have become automatically due and payable), the Credit Party Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by the Guarantors for purposes of Section
4.1. The Guarantors acknowledge and agree that their obligations hereunder are secured in accordance with the terms of the

Security Agreements and the other Collateral Documents and that the Lenders may exercise their remedies thereunder in accordance with the terms thereof.

     4.6  Rights of Contribution.

     The Guarantors hereby agree as among themselves that, if any Guarantor shall make an Excess Payment (as defined below), such Guarantor shall have a right of contribution from each other Guarantor in an amount equal to such other Guarantor's Contribution Share (as defined below) of such Excess Payment. The payment obligations of any Guarantor under this Section 4.6 shall be subordinate and subject in right of payment to the prior payment in full to the Agent and the Lenders of the Guaranteed Obligations, and none of the Guarantors shall exercise any right or remedy under this Section 4.6 against any other Guarantor until payment and satisfaction in full of all of such Guaranteed Obligations. For purposes of this Section 4.6, (a) "Guaranteed Obligations" shall mean any obligations arising under the other provisions of this Section 4; (b) "Excess Payment" shall mean the amount paid by any Guarantor in excess of its Pro Rata Share of any Guaranteed Obligations; (c) "Pro Rata Share" shall mean, for any Guarantor in respect of any payment of Guaranteed Obligations, the ratio (expressed as a percentage) as of the date of such payment of Guaranteed Obligations of (i) the amount by which the aggregate present fair salable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Guarantor (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder) to (ii) the amount by which the aggregate present fair salable value of all assets and other properties of the Borrower and all of the Guarantors exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of the Borrower and the Guarantors hereunder) of the Borrower and all of the Guarantors; provided, however, that, for purposes of calculating the Pro Rata Shares of the Guarantors in respect of any payment of Guaranteed Obligations, any Guarantor that became a Guarantor subsequent to the date of any such payment shall be deemed to have been a Guarantor on the date of such payment and the financial information for such Guarantor as of the date such Guarantor became a Guarantor shall be utilized for such Guarantor in connection with such payment; and (d) "Contribution Share" shall mean, for any Guarantor in respect of any Excess Payment made by any other Guarantor, the ratio (expressed as a percentage) as of the date of such Excess Payment of (i) the amount by which the aggregate present fair salable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Guarantor (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder) to (ii) the amount by which the aggregate present fair salable value of all assets and other properties of the Borrower and all of the Guarantors other than the maker of such Excess Payment exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of the Borrower and the Guarantors hereunder) of the Borrower and all of the Guarantors other than the maker of such Excess Payment; provided, however, that, for purposes of calculating the Contribution Shares of the Guarantors in respect of any Excess Payment, any Guarantor that became a Guarantor subsequent to the date of any such Excess Payment shall be deemed to have been a Guarantor on the date of such Excess Payment and the financial information for such Guarantor as of the date such Guarantor became a Guarantor shall be utilized for such Guarantor in connection with such Excess Payment. This Section 4.6 shall not be deemed to affect any right of subrogation, indemnity, reimbursement or contribution that any Guarantor may have under applicable law against the Borrower in respect of any payment of Guaranteed Obligations. Notwithstanding the foregoing, all rights of contribution against any Guarantor shall terminate from and after such time, if ever, that such Guarantor shall be relieved of its obligations pursuant to
Section 8.4.

     4.7  Continuing Guarantee.

     The guarantee in this Section 4 is a continuing guarantee, and shall apply to all Credit Party Obligations whenever arising.

                                    SECTION 5

                                   CONDITIONS

     5.1  Closing Conditions.

     The obligation of the Lenders to enter into this Amendment shall be subject to satisfaction of the following conditions (in form and substance acceptable to the Lender):

          (a) Executed Credit Documents. Receipt by the Agent of duly executed copies of (i) this Amendment, (ii) a new Revolving Note for each Lender,
     (iii) a new Acquisition Note for each Lender and (iv) a new Tranche A Term Note for each Lender, each in form and substance acceptable to the Agent in its sole discretion.

          (b) Corporate Documents. Receipt by the Agent of all documents it may reasonably request relating to the existence and good standing of each Credit Party, the corporate or other necessary authority for and the validity of the Credit Documents, and any other matters relevant thereto, all in form and substance acceptable to the Agent.

          (c) Opinions of Counsel. The Agent shall have received, in each case dated as of the Amendment No. 4 Effective Date a legal opinion of McDermott, Will & Emery, general counsel for the Credit Parties, substantially in the form of Schedule 5.1(c); and

          (d) Corporate Structure. The corporate capital and ownership structure of the Consolidated Parties, after consummation of the transactions contemplated by this Credit Agreement shall be as described in Schedule 5.1(d).

          (e) Government Consent. Receipt by the Agent of evidence that all governmental, shareholder and material third party consents (including Hart-Scott-Rodino clearance) and approvals necessary or desirable in connection with the related financings and other transactions contemplated hereby and expiration of all applicable waiting periods without any action being taken by any authority that could restrain, prevent or impose any material adverse conditions on such transactions or that could seek or threaten any of the foregoing, and no law or regulation shall be applicable which in the judgment of the Agent could have such effect.

          (f) Litigation. There shall not exist any pending or threatened action, suit, investigation or proceeding against a Consolidated Party that could reasonably be expected to have a Material Adverse Effect.

          (g) Officer's Certificates. The Agent shall have received a certificate or certificates executed by an Executive Officer of the Borrower as of the Amendment No. 4 Effective Date stating that (A) each Consolidated Party is in compliance with all existing material financial obligations, (B) all governmental, shareholder and third party consents and approvals, if any, with respect to the Credit Documents and the transactions contemplated thereby have been obtained, (C) no action, suit, investigation or proceeding is pending or threatened in any court or before any arbitrator or governmental instrumentality that purports to affect any Consolidated Party or any transaction contemplated by the Credit Documents, if such action, suit, investigation or proceeding could reasonably be expected to have a Material Adverse Effect and (D) immediately after giving effect to this Amendment, the other Credit Documents and all the transactions contemplated therein to occur on such date, (1) each of the Credit Parties is Solvent, (2) no Default or Event of Default exists, (3) all representations and warranties contained herein and in the other Credit Documents are true and correct in all material respects, and (4) the Credit Parties are in compliance with each of the financial covenants set forth in
     Section 7.11.

          (h) Material Adverse Effect. No material adverse change shall have occurred since June 30, 1997 in the condition (financial or otherwise), business, management or prospects of the Consolidated Parties taken as a whole.

          (i) Fees and Expenses. Payment by the Credit Parties of all fees and expenses owed by them to the Lenders and the Agent as of the Amendment No. 4 Effective Date, including, without limitation, payment to the Agent of any fees set forth in the Fee Letter which are payable on such date.

          (j) Subordinated Debt. (i) The Borrower shall have entered into the Subordinated Note Indenture with the Subordinated Noteholders, (ii) the Borrower shall have executed the Subordinated Notes, (iii) the Agent shall have received a copy, certified by an officer of the Borrower as true and complete, of the Subordinated Note Indenture as originally executed and delivered and a form of Subordinated Note, and no amendment or modification thereof shall have been entered into on or prior to the Amendment No. 4 Effective Date which shall not have been approved by each of the Lenders and (iv) the Borrower shall have received proceeds from the sale of Subordinated Notes in an aggregate principal amount of $100,000,000.

          (k) Other. Receipt by the Lenders of such other documents, instruments, agreements or information as reasonably requested by any Lender, including, but not limited to, information regarding litigation, tax, accounting, labor, insurance, pension liabilities (actual or contingent), real estate leases, material contracts, debt agreements, property ownership and contingent liabilities of the Consolidated Parties.

     5.2  Conditions to all Extensions of Credit.

     The obligations of each Lender to make, convert or extend any Loan and of the Issuing Lender to issue or extend any Letter of Credit are subject to satisfaction of the following conditions in addition to satisfaction of the conditions set forth in Section 5.1:

          (a) The Borrower shall have delivered (i) in the case of any Revolving Loan, any Acquisition Loan or any portion of the Tranche A Term Loan, an appropriate Notice of Borrowing or Notice of Extension/Conversion or (ii) in the case of any Letter of Credit, the Issuing Lender shall have received an appropriate request for issuance in accordance with the provisions of
     Section 2.2(b);

          (b) The representations and warranties set forth in Section 6 shall, subject to the limitations set forth therein, be true and correct in all material respects as of such date (except for those which expressly relate to an earlier date);

          (c) There shall not have been commenced against any Credit Party an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or any case, proceeding or other action for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or for the winding up or liquidation of its affairs, and such involuntary case or other case, proceeding or other action shall remain undismissed, undischarged or unbonded; and

          (d) Immediately after giving effect to the making of such Loan (and the application of the proceeds thereof) or to the issuance of such Letter of Credit, as the case may be, (i) the sum of the aggregate principal amount of outstanding Revolving Loans plus LOC Obligations outstanding shall not exceed the Revolving Committed Amount, and (ii) the LOC Obligations shall not exceed the LOC Committed Amount.

The delivery of each Notice of Borrowing, each Notice of Extension/Conversion and each request for a Letter of Credit pursuant to Section 2.2(b) shall constitute a representation and warranty by the Borrower of the correctness of the matters specified in subsections (b), (c) and (d) above.

                                    SECTION 6

                         REPRESENTATIONS AND WARRANTIES

     The Credit Parties hereby represent to the Agent and each Lender that:

     6.1  Financial Condition.

          (a) The audited consolidated balance sheet of the Consolidated Parties as of June 30, 1997 and the audited consolidated statements of earnings and statements of cash flows for the year ended June 30, 1996 have heretofore been furnished to the Agent. Such audited financial statements (including the notes thereto) (i) have been audited by Arthur Andersen, (ii) have been prepared in accordance with GAAP consistently, applied throughout the periods covered thereby and (iii) present fairly (on the basis disclosed in the footnotes to such financial statements) the consolidated financial condition, results of operations and cash flows of the Consolidated Parties as of such date and for such period. The unaudited interim balance sheets of the Consolidated Parties as at the end of, and the related unaudited interim statements of earnings and of cash flows for, each fiscal month and quarterly period ended after June 30, 1997 and prior to the Amendment No. 4 Effective Date have heretofore been furnished to the Agent. Such unaudited interim financial statements for each such quarterly period, (i) have been prepared by independent certified public accountants in accordance with GAAP consistently applied throughout the periods covered thereby, subject to audit, normal year-end adjustments and the absence of notes and (ii) present fairly (on the basis disclosed in the footnotes to such financial statements) the consolidated financial condition, results of operations and cash flows of the Consolidated Parties as of such date and for such periods.

          (b) The pro forma consolidated balance sheet, statement of earnings and statement of cash flow of the Consolidated Parties for the two most recent fiscal years preceding the Closing Date prepared by Arthur Andersen in accordance with GAAP consistently applied throughout the periods covered thereby, have heretofore been furnished to the Agent. Such pro forma balance sheet is based upon reasonable assumptions and upon information not known to be incorrect or misleading in any material respect.

          (c) Except as otherwise disclosed in Schedule 6.1(c), the financial statements delivered to the Lenders pursuant to Section 7.1(a) and (b), (i) have been prepared in accordance with GAAP (except as may otherwise be permitted under Section 7.1(a) and (b)) and (ii) present fairly (on the basis disclosed in the footnotes to such financial statements) the consolidated financial condition, results of operations and cash flows of the Consolidated Parties as of such date and for such periods.

     6.2  No Material Change.

     Since the later of (i) June 30, 1997 and (ii) the then most recent fiscal year end with respect to which the Agent has received the Required Financial Information, (a) there has been no Material Adverse Effect and (b) except as otherwise permitted under this Credit Agreement, no dividends or other distributions have been declared, paid or made upon the Capital Stock in a Consolidated Party nor has any of the Capital Stock in a Consolidated Party been redeemed, retired, purchased or otherwise acquired for value.

     6.3  Organization and Good Standing.

     Each of the Consolidated Parties (a) is duly organized, validly existing and is in good standing under the laws of the jurisdiction of its incorporation or organization, (b) has the corporate or other necessary power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged and (c) is duly qualified as a foreign entity and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, other than in such jurisdictions where the failure to be so qualified and in good standing could reasonably be expected to have a Material Adverse Effect.

     6.4  Power; Authorization; Enforceable Obligations.

     Each of the Credit Parties has the corporate or other necessary power and authority, and the legal right, to make, deliver and perform the Credit Documents to which it is a party, and in the case of the Borrower, to obtain extensions of credit hereunder, and has taken all necessary corporate action to authorize the borrowings and other extensions of credit on the terms and conditions of this Credit Agreement and to authorize the execution, delivery and performance of the Credit Documents to which it is a party. No material consent or authorization of, filing with, notice to or other similar act by or in respect of, any Governmental Authority or any other Person is required to be obtained or made by or on behalf of any Credit Party in connection with the borrowings or other extensions of credit hereunder or with the execution, delivery, performance, validity or enforceability of the Credit Documents to which such Credit Party is a party, except for (i) consents, authorizations, notices and filings described in Schedule 6.4, all of which have been obtained or made or have the status described in such Schedule 6.4 and (ii) filings to perfect the Liens created by the Collateral Documents. This Credit Agreement has been, and each other Credit Document to which any Credit Party is a party will be, duly executed and delivered on behalf of the Credit Parties. This Credit Agreement constitutes, and each other Credit Document to which any Credit Party is a party when executed and delivered will constitute, a legal, valid and binding obligation of such Credit Party enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

     6.5  No Conflicts.

     Neither the execution and delivery of the Credit Documents, nor the consummation of the transactions contemplated therein, nor performance of and compliance with the terms and provisions thereof by such Credit Party will (a) violate or conflict with any provision of its articles or certificate of incorporation or bylaws or other organizational or governing documents of such Person, (b) violate, contravene or materially conflict with any material Requirement of Law or any other material law, regulation (including, without limitation, Regulation U or Regulation X), order, writ, judgment, injunction, decree or permit applicable to it, (c) violate, contravene or conflict with contractual provisions of, or cause an event of default under, any indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it may be bound, the violation of which could reasonably be expected to have a Material Adverse Effect, or (d) result in or require the creation of any Lien (other than those contemplated in or created in connection with the Credit Documents) upon or with respect to its properties.

     6.6  No Default.

     No Consolidated Party is in default in any respect under any contract, lease, loan agreement, indenture, mortgage, security agreement or other agreement or obligation to which it is a party or by which any of its properties is bound which default could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred or exists except as previously disclosed in writing to the Lenders.

     6.7  Ownership.

     Each Consolidated Party is the owner of, and has good and marketable title to, all of its respective assets and none of such assets is subject to any Lien other than Permitted Liens.

     6.8  Indebtedness.

     Except as otherwise permitted under Section 8.1, the Consolidated Parties have no Indebtedness.

     6.9  Litigation.

     Except as disclosed in Schedule 6.9, there are no actions, suits or legal, equitable, arbitration or administrative proceedings, pending or, to the knowledge of any Credit Party, threatened against any Consolidated Party which might have a Material Adverse Effect.

     6.10 Taxes.

     Each Consolidated Party has filed, or caused to be filed, all material tax returns (federal, state, local and foreign) required to be filed and paid (a) all amounts of taxes shown thereon to be due (including interest and penalties) and (b) all other taxes, fees, assessments and other governmental charges (including mortgage recording taxes, documentary stamp taxes and intangibles taxes) owing by it, except for such taxes (i) which are not yet delinquent or
(ii) that are being contested in good faith and by proper proceedings, and against which adequate reserves are being maintained in accordance with GAAP. No Credit Party is aware as of the Closing Date of any proposed tax assessments against it or any other Consolidated Party that if made would have or could reasonably be expected to have a Material Adverse Effect.

     6.11 Compliance with Law.

     Each Consolidated Party is in compliance with all Requirements of Law and all other laws, rules, regulations, orders and decrees (including without limitation Environmental Laws) applicable to it, or to its properties, unless such failure to comply could not have a Material Adverse Effect.

     6.12 ERISA.

     Except as disclosed and described in Schedule 6.12 attached hereto:

          (a) During the five-year period prior to the date on which this representation is made or deemed made: (i) no ERISA Event has occurred, and, to the best knowledge of the Credit Parties, no event or condition has occurred or exists as a result of which any ERISA Event could reasonably be expected to occur, with respect to any Plan; (ii) no "accumulated funding deficiency," as such term is defined in Section 302 of ERISA and Section 412 of the Code, whether or not waived, has occurred with respect to any Plan; (iii) each Plan has been maintained, operated, and funded in compliance with its own terms and in material compliance with the provisions of ERISA, the Code, and any other applicable federal or state laws; and (iv) no lien in favor of the PBGC or a Plan has arisen or is reasonably likely to arise on account of any Plan.

          (b) The actuarial present value of all "benefit liabilities" (as defined in Section 4001(a)(16) of ERISA), whether or not vested, under each Single Employer Plan, as of the last annual valuation date prior to the date on which this representation is made or deemed made (determined, in each case, in accordance with Financial Accounting Standards Board Statement 87, utilizing the actuarial assumptions used in such Plan's most recent actuarial valuation report), did not exceed as of such valuation date the fair market value of the assets of such Plan.

          (c) Neither any Consolidated Party nor any ERISA Affiliate has incurred, or, to the best knowledge of the Credit Parties, could be reasonably expected to incur, any withdrawal liability under ERISA to any Multiemployer Plan or Multiple Employer Plan. Neither any Consolidated Party nor any ERISA Affiliate would become subject to any withdrawal liability under ERISA if any Consolidated Party or any ERISA Affiliate were to withdraw completely from all Multiemployer Plans and Multiple Employer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. Neither any Consolidated Party nor any ERISA Affiliate has received any notification that any Multiemployer Plan is in reorganization (within the meaning of Section 4241 of ERISA), is insolvent (within the meaning of Section 4245 of ERISA), or has been terminated (within the meaning of Title IV of ERISA), and no Multiemployer Plan is, to the best knowledge of the Credit Parties, reasonably expected to be in reorganization, insolvent, or terminated.

          (d) No prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary responsibility has occurred with respect to a Plan which has subjected or may subject any Consolidated Party or any ERISA Affiliate to any liability under Sections 406, 409, 502(i), or 502(l) of ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which any Consolidated Party or any ERISA Affiliate has agreed or is required to indemnify any person against any such liability.

          (e) Neither any Consolidated Party nor any ERISA Affiliates has any material liability with respect to "expected post-retirement benefit obligations" within the meaning of the Financial Accounting Standards Board Statement 106. Each Plan which is a welfare plan (as defined in Section 3(1) of ERISA) to which Sections 601-609 of ERISA and Section 4980B of the Code apply has been administered in compliance in all material respects of such sections.

          (f) Neither the execution and delivery of this Credit Agreement nor the consummation of the financing transactions contemplated thereunder will involve any transaction which is subject to the prohibitions of Sections 404, 406 or 407 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975 of the Code. The representation by the Credit Parties in the preceding sentence is made in reliance upon and subject to the accuracy of the Lenders' representation in Section 11.14 with respect to their source of funds and is subject, in the event that the source of the funds used by the Lenders in connection with this transaction is an insurance company's general asset account, to the application of Prohibited Transaction Class Exemption 95-60, 60 Fed. Reg. 35,925 (1995), compliance with the regulations issued under Section 401(c)(1)(A) of ERISA, or the issuance of any other prohibited transaction exemption or similar relief, to the effect that assets in an insurance company's general asset account do not constitute assets of an "employee benefit plan" within the meaning of Section 3(3) of ERISA of a "plan" within the meaning of Section 4975(e)(1) of the Code.

     6.13 Subsidiaries.

     Set forth on Schedule 6.13 is a complete and accurate list of all Subsidiaries (including Subsidiaries which are Joint Ventures) of each Consolidated Party. Information on Schedule 6.13 includes jurisdiction of incorporation, the number of shares of each class of Capital Stock outstanding, the number and percentage of outstanding shares of each class owned (directly or indirectly) by such Consolidated Party; and the number and effect, if exercised, of all outstanding options, warrants, rights of conversion or purchase and all other similar rights with respect thereto. The outstanding Capital Stock of all such Subsidiaries is validly issued, fully paid and non-assessable and is owned by each such Consolidated Party, directly or indirectly, free and clear of all Liens (other than those arising under or contemplated in connection with the Credit Documents). Other than as set forth in Schedule 6.13, no Consolidated Party has outstanding any securities convertible into or exchangeable for its Capital Stock nor does any such Person have outstanding any rights to subscribe for or to purchase or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to its Capital Stock. Schedule
6.13 may be updated from time to time by the Borrower by giving written notice thereof to the Agent.

     6.14 Governmental Regulations, Etc.

          (a) No part of the Letters of Credit or proceeds of the Loans will be used, directly or indirectly, for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation G or Regulation U, or for the purpose of purchasing or carrying or trading in any securities. If requested by any Lender or the Agent, the Borrower will furnish to the Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 referred to in Regulation U. No indebtedness being reduced or retired out of the proceeds of the Loans was or will be incurred for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U or any "margin security" within the meaning of Regulation T. "Margin stock" within the meaning of Regulation U does not constitute more than 25% of the value of the consolidated assets of the Consolidated Parties. None of the transactions contemplated by this Credit Agreement (including, without limitation, the direct or indirect use of the proceeds of the Loans) will violate or result in a violation of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or regulations issued pursuant thereto, or Regulation G, T, U or X.

          (b) No Consolidated Party is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act or the Investment Company Act of 1940, each as amended. In addition, no Consolidated Party is (i) an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, and is not controlled by such a company, or (ii) a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          (c) No director, executive officer or principal shareholder of any Consolidated Party is a director, executive officer or principal shareholder of any Lender. For the purposes hereof the terms "director", "executive officer" and "principal shareholder" (when used with reference to any Lender) have the respective meanings assigned thereto in Regulation O issued by the Board of Governors of the Federal Reserve System.

          (d) Each Consolidated Party has obtained and holds in full force and effect, all franchises, licenses, permits, certificates, authorizations, qualifications, accreditations, easements, rights of way and other rights, consents and approvals which are necessary for the ownership of its respective Property and to the conduct of its respective businesses as presently conducted unless the failure to do so would not have a Material Adverse Effect.

          (e) No Consolidated Party is in violation of any applicable statute, regulation or ordinance of the United States of America, or of any state, city, town, municipality, county or any other jurisdiction, or of any agency thereof (including without limitation, environmental laws and regulations), which violation could reasonably be expected to have a Material Adverse Effect.

          (f) Each Consolidated Party is current with all material reports and documents, if any, required to be filed with any state or federal securities commission or similar agency and is in full compliance in all material respects with all applicable rules and regulations of such commissions unless the failure to do so would not have a Material Adverse Effect.

     6.15 Purpose of Loans and Letters of Credit.

     The proceeds of the Revolving Loans and Tranche A Term Loan shall be used solely by the Borrower (i) to refinance on the Amendment No. 4 Effective Date existing Indebtedness under the Existing Credit Agreement and (ii) for working capital and general corporate purposes (other than Permitted Acquisitions and capital expenditures) of the Borrower and its Wholly Owned Subsidiaries on and after the Amendment No. 4 Effective Date. The proceeds of the Acquisition Loans shall be used solely by the Borrower to finance the purchase price of, and fees and expenses in connection with, Permitted Acquisitions and capital expenditures on and after the Amendment No. 4 Effective Date. The Letters of Credit shall be used only for or in connection with appeal bonds, reimbursement obligations arising in connection with surety and reclamation bonds, reinsurance, domestic or international trade transactions and obligations not otherwise aforementioned relating to transactions entered into by the applicable account party in the ordinary course of business.

     6.16 Environmental Matters.

     Except as disclosed and described in Schedule 6.16 attached hereto, Environmental Laws and liabilities thereunder, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. Each of the Properties owned, leased or operated by the Consolidated Parties is in compliance with all Environmental Laws except where liability under such Environmental Laws could not reasonably be expected to have a Material Adverse Effect.

     6.17 Intellectual Property.

     Each Consolidated Party owns, or has the legal right to use, all trademarks, tradenames, copyrights, technology, know-how and processes (the "Intellectual Property") necessary for each of them to conduct its business as currently conducted except for those the failure to own or have such legal right to use could not have a Material Adverse Effect. Set forth on Schedule 6.17 is a list of all Intellectual Property owned by each Consolidated Party or that any Consolidated Party has the right to use. Except as provided on Schedule 6.17, no claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does any Credit Party know of any such claim, and to the Credit Parties' knowledge the use of such Intellectual Property by any Consolidated Party does not infringe on the rights of any

Person, except for such claims and infringements that in the aggregate, could not have a Material Adverse Effect. Schedule 6.17 may be updated from time to time by the Borrower by giving written notice thereof to the Agent.

     6.18 Solvency.

     Each Credit Party is and, after consummation of the Recapitalization and the other transactions contemplated by this Credit Agreement, will be Solvent.

     6.19 Investments.

     All Investments of each Consolidated Party are Permitted Investments.

     6.20 Location of Collateral.

     Set forth on Schedule 6.20(a)(i) is a list of all Primary Real Properties with street address, county and state where located. Set forth on Schedule 6.20(a)(ii) is a list of all Secondary Real Properties with street address, county and state where located. Set forth on Schedule 6.20(b) is a list of all locations where any tangible personal property of a Consolidated Party is located, including county and state where located. Set forth on Schedule 6.20(c) is the chief executive office and principal place of business of each Consolidated Party. Schedule 6.20(a), 6.20(b) and 6.20(c) may be updated from time to time by the Borrower giving written notice thereof to the Agent.

     6.21 Disclosure.

     Neither this Credit Agreement nor any financial statements delivered to the Lenders nor any other document, certificate or statement furnished to the Lenders by or on behalf of any Consolidated Party in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein or herein, in light of the circumstances under which such information is or is to be used, not misleading. It is understood by the Agent and the Lenders that all of the estimates and assumptions on which any projections and forecasts are based may not prove to be correct and that actual future financial performance may vary from such projections or forecasts.

     6.22 No Burdensome Restrictions.

     No Consolidated Party is a party to any agreement or instrument or subject to any other obligation or any charter or corporate restriction or any provision of any applicable law, rule or regulation which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

     6.23 Brokers' Fees.

     Except as disclosed on Schedule 6.23, no Consolidated Party has any obligation to any Person in respect of any finder's, broker's, investment banking or other similar fee in connection with any of the transactions contemplated under the Credit Documents.

     6.24 Labor Matters.

     There are no collective bargaining agreements or Multiemployer Plans covering the employees of a Consolidated Party as of the Closing Date and none of the Consolidated Parties has suffered any strikes, walkouts, work stoppages or other material labor difficulty within the last five years.

     6.25 Nature of Business.

     As of the Closing Date, the Consolidated Parties are engaged in the business of providing diagnostic imaging services and ancillary services to the healthcare industry.

     6.26 Year 2000 Compliance.

     The Borrower has (i) conducted a review and assessment of its and of its Subsidiaries' reporting systems and operations that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications may not be able to recognize and properly perform date-sensitive functions after December 31, 1999), (ii) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis, and (iii) to date, implemented that plan in accordance with that timetable.


                                    SECTION 7

                              AFFIRMATIVE COVENANTS

     Each Credit Party hereby covenants and agrees that so long as this Credit Agreement is in effect or any amounts payable hereunder or under any other Credit Document shall remain outstanding, and until all of the Commitments hereunder shall have terminated:

     7.1  Information Covenants.

     The Borrower will furnish, or cause to be furnished, to the Agent and the
Lenders:

          (a) Annual Financial Statements. As soon as available, and in any event within 90 days after the close of each fiscal year of the Consolidated Parties, a consolidated balance sheet and income statement of the Consolidated Parties, as of the end of such fiscal year, together with related consolidated statements of operations and retained earnings and of cash flows for such fiscal year, setting forth in comparative form consolidated figures for the preceding fiscal year, all such financial information described above to be in reasonable form and detail and audited by independent certified public accountants of recognized national standing reasonably acceptable to the Agent and whose opinion shall be to the effect that such financial statements have been prepared in accordance with GAAP (except for changes with which such accountants concur) and shall not be limited as to the scope of the audit or qualified as to the status of the Consolidated Parties as a going concern.

          (b) Quarterly Financial Statements. As soon as available, and in any event within 45 days after the close of each fiscal quarter of the Consolidated Parties (other than the fourth fiscal quarter, in which case 90 days after the end thereof) a consolidated and consolidating balance sheet and income statement of the Consolidated Parties, as of the end of such fiscal quarter, together with related consolidated and consolidating statements of operations and retained earnings and of cash flows for such fiscal quarter in each case setting forth in comparative form consolidated and consolidating figures for the corresponding period of the preceding fiscal year, all such financial information described above to be in reasonable form and detail and reasonably acceptable to the Agent, and accompanied by a certificate of the chief financial officer of the Borrower to the effect that such quarterly financial statements fairly present in all material respects the financial condition of the Consolidated Parties and have been prepared in accordance with GAAP, subject to changes resulting from audit and normal year-end audit adjustments.

          (c) Officer's Certificate. At the time of delivery of the financial statements provided for in Sections 7.1(a) and 7.1(b) above, a certificate of the chief financial officer of the Borrower substantially in the form of
     Exhibit 7.1(c), (i) demonstrating compliance with the financial covenants contained in Section 7.11 by calculation thereof as of the end of each such fiscal period and (ii) stating that no Default or Event of Default exists, or if any Default or Event of Default does exist, specifying the nature and extent thereof and what action the Credit Parties propose to take with respect thereto.

          (d) Annual Budgets and Plan. By the end of each fiscal year of the Borrower, beginning with the fiscal year ending June 30, 1998, an annual budget and plan for the Consolidated Parties containing, among other things, pro forma financial statements for the next fiscal year.

          (e) Compliance With Certain Provisions of the Credit Agreement. Within 90 days after the end of each fiscal year of the Borrower, a certificate containing information regarding (i) the calculation of Excess

     Cash Flow and (ii) the amount of all Asset Dispositions, Debt Issuances and Equity Issuances that were made during the prior fiscal year.

          (f) Accountant's Certificate. Within the period for delivery of the annual financial statements provided in Section 7.1(a), a certificate of the accountants conducting the annual audit stating that they have reviewed this Credit Agreement and stating further whether, in the course of their audit, they have become aware of any Default or Event of Default and, if any such Default or Event of Default exists, specifying the nature and extent thereof.

          (g) Auditor's Reports. Promptly upon receipt thereof, a copy of any other report or "management letter" submitted by independent accountants to any Consolidated Party in connection with any annual, interim or special audit of the books of such Person.

          (h) Reports. Promptly upon transmission or receipt thereof, (i) copies of any filings and registrations with, and reports to or from, the Securities and Exchange Commission, or any successor agency, and copies of all financial statements, proxy statements, notices and reports as any Consolidated Party shall send to its shareholders or to a holder of any Indebtedness owed by any Consolidated Party in its capacity as such a holder and (ii) upon the request of the Agent, all reports and written information to and from the United States Environmental Protection Agency, or any state or local agency responsible for environmental matters, the United States Occupational Health and Safety Administration, or any state or local agency responsible for health and safety matters, or any successor agencies or authorities concerning environmental, health or safety matters.

          (i) Notices. Upon obtaining knowledge thereof, the Borrower will give written notice to the Agent immediately of (i) the occurrence of an event or condition consisting of a Default or Event of Default, specifying the nature and existence thereof and what action the Credit Parties propose to take with respect thereto, and (ii) the occurrence of any of the following with respect to any Consolidated Party (A) the pendency or commencement of any litigation, arbitral or governmental proceeding against such Person which if adversely determined is likely to have a Material Adverse Effect,
     (B) the institution of any proceedings against such Person with respect to, or the receipt of notice by such Person of potential liability or responsibility for violation, or alleged violation of any federal, state or local law, rule or regulation, including but not limited to, Environmental Laws, the violation of which could reasonably be expected to have a Material Adverse Effect, or (C) any notice or determination concerning the imposition of any withdrawal liability by a Multiemployer Plan against such Person or any ERISA Affiliate, the determination that a Multiemployer Plan is, or is expected to be, in reorganization within the meaning of Title IV of ERISA or the termination of any Plan.

          (j) ERISA. Upon obtaining knowledge thereof, the Borrower will give written notice to the Agent promptly (and in any event within five business days) of: (i) of any event or condition, including, but not limited to, any Reportable Event, that constitutes, or could reasonably lead to, an ERISA Event; (ii) with respect to any Multiemployer Plan, the receipt of notice as prescribed in ERISA or otherwise of any withdrawal liability assessed against the Borrower or any of its ERISA Affiliates, or of a determination that any Multiemployer Plan is in reorganization or insolvent (both within the meaning of Title IV of ERISA); (iii) the failure to make full payment on or before the due date (including extensions) thereof of all amounts which any Consolidated Party or any ERISA Affiliate is required to contribute to each Plan pursuant to its terms and as required to meet the minimum funding standard set forth in ERISA and the Code with respect thereto; or (iv) any change in the funding status of any Plan that could reasonably be expected to have a Material Adverse Effect, together with a description of any such event or condition or a copy of any such notice and a statement by the chief financial officer of the Borrower briefly setting forth the details regarding such event, condition, or notice, and the action, if any, which has been or is being taken or is proposed to be taken by the Credit Parties with respect thereto. Promptly upon request, the Credit Parties shall furnish the Agent and the Lenders with such additional information concerning any Plan as may be reasonably requested, including, but not limited to, copies of each annual report/return (Form 5500 series), as well as all schedules and attachments thereto required to be filed with the Department of Labor and/or the Internal Revenue Service pursuant to ERISA and the Code, respectively, for each "plan year" (within the meaning of Section 3(39) of ERISA).

          (k) Year 2000 Compliance. Promptly upon the discovery or determination that any computer application that is material to its or any of its Subsidiaries' business and operations will not be "Year 2000 Compliant" (that is, be able to properly perform date-sensitive functions for all dates before and after January 1, 2000), except to the extent that such failure could not reasonably be expected to have a Material Adverse Effect.

          (l) Other Information. With reasonable promptness upon any such request, such other information regarding the business, properties or financial condition of any Consolidated Party as the Agent or the Required Lenders may reasonably request.

     7.2  Preservation of Existence and Franchises.

     Except as a result of or in connection with a dissolution, merger or disposition of a Subsidiary permitted under Section 8.4 or Section 8.5, each Credit Party will, and will cause each of its Subsidiaries to, do all things necessary to preserve and keep in full force and effect its existence, rights, franchises and authority if the failure to do so could reasonably be expected to have a Material Adverse Effect.

     7.3  Books and Records.

     Each Credit Party will, and will cause each of its Subsidiaries to, keep complete and accurate books and records of its transactions in accordance with good accounting practices on the basis of GAAP (including the establishment and maintenance of appropriate reserves).

     7.4  Compliance with Law.

     Each Credit Party will, and will cause each of its Subsidiaries to, comply with all laws, rules, regulations and orders, and all applicable restrictions imposed by all Governmental Authorities, applicable to it and its Property if noncompliance with any such law, rule, regulation, order or restriction could reasonably be expected to have a Material Adverse Effect.

     7.5  Payment of Taxes and Other Indebtedness.

     Each Credit Party will, and will cause each of its Subsidiaries to, pay and discharge (a) all taxes, assessments and governmental charges or levies imposed upon it, or upon its income or profits, or upon any of its properties, before they shall become delinquent, (b) all lawful claims (including claims for labor, materials and supplies) which, if unpaid, might give rise to a Lien upon any of its properties, and (c) except as prohibited hereunder, all of its other Indebtedness as it shall become due; provided, however, that no Consolidated Party shall be required to pay any such tax, assessment, charge, levy, claim or Indebtedness which is being contested in good faith by appropriate proceedings and as to which adequate reserves therefor have been established in accordance with GAAP, unless the failure to make any such payment (i) could give rise to an immediate right to foreclose on a Lien securing such amounts or (ii) could reasonably be expected to have a Material Adverse Effect.

     7.6  Insurance.

          (a) Each Credit Party will, and will cause each of its Subsidiaries to, at all times maintain in full force and effect insurance (including worker's compensation insurance, liability insurance, casualty insurance and business interruption insurance) in such amounts, covering such risks and liabilities and with such deductibles or self-insurance retentions as are in accordance with normal industry practice (or as otherwise required by the Collateral Documents). The Agent shall be named as loss payee or mortgagee, as its interest may appear, and/or additional insured with respect to any such insurance providing coverage in respect of any Collateral, and each provider of any such insurance shall agree, by endorsement upon the policy or policies issued by it or by independent instruments furnished to the Agent, that it will use good faith efforts to give the Agent thirty (30) days prior written notice before any such policy or policies shall be altered or canceled, and that no act or default of any Consolidated Party or any other Person shall affect the rights of the Agent or the Lenders under such policy or policies. The present insurance coverage of the

     Consolidated Parties is outlined as to carrier, policy number, expiration date, type and amount on Schedule 7.6.

          (b) In case of any material loss, damage to or destruction of the Collateral of any Credit Party or any part thereof, such Credit Party shall promptly give written notice thereof to the Agent generally describing the nature and extent of such damage or destruction. In case of any loss, damage to or destruction of the Collateral of any Credit Party or any part thereof, such Credit Party, whether or not the insurance proceeds, if any, received on account of such damage or destruction shall be sufficient for that purpose, at such Credit Party's cost and expense, will promptly repair or replace the Collateral of such Credit Party so lost, damaged or destroyed; provided, however, that such Credit Party need not repair or replace the Collateral of such Credit Party so lost, damaged or destroyed to the extent the failure to make such repair or replacement (i) is desirable to the proper conduct of the business of such Credit Party in the ordinary course and otherwise in the best interest of such Credit Party; and (ii) would not materially impair the rights and benefits of the Agent or the Lenders under the Collateral Documents, any other Credit Document or any Hedging Agreement. In the event a Credit Party shall receive any proceeds of such insurance in a net amount in excess of $500,000, such Credit Party will immediately pay over such proceeds to the Agent, for payment on the Credit Party Obligations; provided, however, that the Agent agrees to release such insurance proceeds to such Credit Party for replacement or restoration of the portion of the Collateral of such Credit Party lost, damaged or destroyed if, but only if, (A) no Default or Event of Default shall have occurred and be continuing at the time of release,
     (B) written application for such release is received by the Agent from such Credit Party within 30 days of receipt of such proceeds and (C) the Agent has received evidence reasonably satisfactory to it that the Collateral lost, damaged or destroyed has been or will be replaced or restored to its condition immediately prior to the loss, destruction or other event giving rise to the payment of such insurance proceeds.

     7.7  Maintenance of Property.

     Each Credit Party will, and will cause each of its Subsidiaries to, maintain and preserve its properties and equipment material to the conduct of its business in good repair, working order and condition, normal wear and tear and casualty and condemnation excepted, and will make, or cause to be made, in such properties and equipment from time to time all repairs, renewals, replacements, extensions, additions, betterments and improvements thereto as may be needed or proper, to the extent and in the manner customary for companies in similar businesses.

     7.8  Performance of Obligations.

     Each Credit Party will, and will cause each of its Subsidiaries to, perform in all material respects all of its obligations under the terms of all material agreements, indentures, mortgages, security agreements or other debt instruments to which it is a party or by which it is bound.

     7.9  Use of Proceeds.

     The Borrower will use the proceeds of the Loans and will use the Letters of Credit solely for the purposes set forth in Section 6.15.

     7.10 Audits/Inspections.

     Upon reasonable notice and during normal business hours, each Credit Party will, and will cause each of its Subsidiaries to, permit representatives appointed by the Agent, including, without limitation, independent accountants, agents, attorneys, and appraisers to visit and inspect its property, including its books and records, its accounts receivable and inventory, its facilities and its other business assets, and to make photocopies or photographs thereof and to write down and record any information such representative obtains and shall permit the Agent or its representatives to investigate and verify the accuracy of information provided to the Lenders and to discuss all such matters with the officers, employees and representatives of such Person. The Credit Parties agree that the Agent, and its representatives, may conduct an annual audit of the Collateral, at the expense of the Borrower.




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

     7.11 Financial Covenants.

     The Credit Parties hereby agree that:

          (a) Interest Coverage Ratio. The Interest Coverage Ratio, as of the last day of each fiscal quarter of the Consolidated Parties, shall be greater than or equal to:

               (i) for the period from the Amendment No. 4 Effective Date to and including June 29, 2001, 2.0 to 1.0;

               (ii) for the period from June 30, 2001 to and including June 29, 2002, 2.25 to 1.0;

               (iii) for the period from June 30, 2002 to and including June 29, 2003, 2.50 to 1.0;

               (iv) for the period from June 30, 2003 to and including June 29, 2004, 2.75 to 1.0; and

               (v) for the period from June 30, 2004 and thereafter, 3.0 to 1.0.

          (b) Fixed Charge Coverage Ratio. The Fixed Charge Coverage Ratio, as of the last day of each fiscal quarter of the Consolidated Parties, shall be greater than or equal to 1.1 to 1.0.

          (c) Total Leverage Ratio. The Total Leverage Ratio, as of the last day of each fiscal quarter of the Consolidated Parties, shall be less than or equal to:

               (i) for the period from the Amendment No. 4 Effective Date to and including June 29, 2001, 4.5 to 1.0;

               (ii) for the period from June 30, 2001 to and including June 29, 2002, 4.0 to 1.0;

               (iii) for the period from June 30, 2002 to and including June 29, 2003, 3.5 to 1.0; and

               (iv) for the period from June 30, 2003 and thereafter, 3.0 to 1.0.

          (d) Senior Leverage Ratio. The Senior Leverage Ratio, as of the last day of each fiscal quarter of the Consolidated Parties, shall be less than or equal:

               (i) for the period from the Amendment No. 4 Effective Date to and including June 29, 2001, 3.0 to 1.0;

               (ii) for the period from June 30, 2001 to and including June 29, 2002, 2.5 to 1.0; and

               (iii) for the period from June 30, 2002 and thereafter, 2.0 to 1.0.

          (e) Certain Calculation Procedures. The parties hereto acknowledge and agree that, notwithstanding any other provision hereof to the contrary, for purposes of all calculations made in determining compliance with the financial covenants set forth in this Section 7.11, (i)(A) income statement items (whether positive or negative) attributable to the Property disposed of in any Asset Disposition as contemplated by Section 8.5, as applicable, shall be excluded to the extent relating to any period occurring prior to the date of such transaction and (B) Indebtedness which is retired in connection with any such Asset Disposition shall be excluded and deemed to have been retired as of the first day of the applicable period and (ii) income statement items (whether positive or negative) attributable to any Property acquired in any Investment transaction (including without limitation any Permitted Acquisition) contemplated by Section 8.6 shall be included to the extent relating to any period applicable in such calculations occurring after the date of such transaction (and, notwithstanding the foregoing, during the first four fiscal quarters following the date of such transaction, shall be included on an annualized basis).



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

     7.12 Additional Credit Parties.

     As soon as practicable and in any event within 30 days after any Person which is not a Joint Venture becomes a Subsidiary of any Credit Party, the Borrower shall provide the Agent with written notice thereof setting forth information in reasonable detail describing all of the assets of such Person and shall (a) cause such Person to execute a Joinder Agreement in substantially the same form as Exhibit 7.12, (b) cause all of the Capital Stock of such Person owned by the Consolidated Parties to be delivered to the Agent (together with undated stock powers signed in blank) and pledged to the Agent pursuant to an appropriate pledge agreement(s) in substantially the form of the Pledge Agreement and otherwise in form acceptable to the Agent and (c) cause such Person to (i) if such Person owns or leases any real property located in the United States of America or deemed to be material by the Agent or the Required Lenders in its or their sole reasonable discretion, deliver to the Agent with respect to such real property documents, instruments and other items of the types required to be delivered pursuant to Section 5.2(c) all in form, content and scope reasonably satisfactory to the Agent and (ii) deliver such other documentation as the Agent may reasonably request in connection with the foregoing, including, without limitation, appropriate UCC-1 financing statements, real estate title insurance policies, environmental reports, landlord's waivers, certified resolutions and other organizational and authorizing documents of such Person, favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to above and the perfection of the Agent's liens thereunder) and other items of the types required to be delivered pursuant to Section 5.2(b), all in form, content and scope reasonably satisfactory to the Agent.

     7.13 Pledged Assets.

     Each Credit Party will, and will cause each of its Subsidiaries which is not a Joint Venture to, cause (i) all of its owned real and personal property located in the United States, (ii) to the extent deemed to be material by the Agent or the Required Lenders in its or their sole reasonable discretion, all of its other owned real and personal property and (iii) all of its leased real property located in the United States, to be subject at all times to first priority (subject to Permitted Liens), perfected and, in the case of real property (whether leased or owned), title insured Liens in favor of the Agent pursuant to the terms and conditions of the Collateral Documents or, with respect to any such property acquired subsequent to the Closing Date, such other additional security documents as the Agent shall reasonably request. With respect to any real property (whether leased or owned) located in the United States of America acquired by any direct or indirect Subsidiary of the Borrower which is not a Joint Venture subsequent to the Closing Date, such Person will cause to be delivered to the Agent with respect to such real property: (i) if the value of such real property is greater than or equal to $1,000,000, documents, instruments and other items of the types required to be delivered pursuant to Section 7.15(a)(i)-(iv) in form acceptable to the Agent and (ii) if the value of such real property is greater than $250,000 but less than $1,000,000, documents, instruments and other items of the types required to be delivered pursuant to Section 7.15(a)(ii) and (iv) in a form acceptable to Agent. Without limiting the generality of the above, the Credit Parties will cause 100% of the Capital Stock in each direct or indirect Subsidiary of the Borrower which is not a Joint Venture to be subject at all times to a first priority (subject to Permitted Liens), perfected Lien in favor of the Agent pursuant to the terms and conditions of the Collateral Documents or such other security documents as the Agent shall reasonably request.

     If, subsequent to the Closing Date, a Credit Party shall (a) acquire any intellectual property, securities, instruments, chattel paper or other personal property required to be delivered to the Agent as Collateral hereunder or under any of the Collateral Documents or (b) acquire or lease any real property, the Borrower shall promptly (and in any event within three (3) Business Days) after any Executive Officer of a Credit Party acquires knowledge of same notify the Agent of same. Each Credit Party shall, and shall cause each of its Subsidiaries to, take such action (including but not limited to the actions set forth in Sections 5.2(a) and Section 7.15 (as qualified by this Section 7.13)) at its own expense as requested by the Agent to ensure that the Agent has a first priority (subject to Permitted Liens), perfected Lien to secure the Credit Party Obligations in (i) all owned real property and personal property of the Credit Parties located in the United States, (ii) to the extent deemed to be material by the Agent or the Required Lenders in its or their sole reasonable discretion, all other owned real and personal property of the Credit Parties and (iii) all leased real property located in the United States, subject in each case only to Permitted Liens. Each Credit Party shall, and shall cause each of its Subsidiaries to, adhere to the covenants regarding the location of personal property as set forth in the Security Agreements.



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


     7.14 Upstreaming of Income from Joint Ventures.

     The Credit Parties will cause each of the Joint Ventures to distribute to the Borrower from time to time (and in any event at least once during each fiscal year of the Borrower) the Borrower's share of the net income before taxes for such period (as determined in accordance with GAAP) of such Joint Venture.

     7.15 Further Assurances.

          (a) Within 90 days after the Amendment No. 4 Effective Date, the Credit Parties shall have delivered to the Agent:

               (i) fully executed and notarized mortgages, deeds of trust or deeds to secure debt (each, as the same may be amended, modified, restated or supplemented from time to time, a "Mortgage Instrument" and collectively the "Mortgage Instruments") encumbering the fee interest and/or leasehold interest of any Credit Party in each real property asset designated in Schedule 6.20(a)(i) (each a "Primary Real Property" and collectively the "Primary Real Properties");

               (ii) in the case of each leasehold interest of any Credit Party in each real property asset designated in Schedule 6.20(a)(ii) (each a "Secondary Real Property" and collectively "Secondary Real Properties") or Primary Real Property (each Primary Real Property or Secondary Real Property a "Real Property" and collectively the "Real Properties"), (a) such estoppel letters, consents and waivers from the landlords on such real property as may be required by the Agent, which estoppel letters shall be in the form and substance reasonably satisfactory to the Agent and (b) evidence that the applicable lease, a memorandum of lease with respect thereto, or other evidence of such lease in form and substance reasonably satisfactory to the Agent, has been or will be recorded in all places to the extent necessary or desirable, in the reasonable judgment of the Agent, so as to enable the Mortgage Instrument encumbering such leasehold interest to effectively create a valid and enforceable first priority lien (subject to Permitted Liens) on such leasehold interest in favor of the Agent (or such other Person as may be required or desired under local law) for the benefit of Lenders;

               (iii) ALTA mortgagee title insurance policies issued by Chicago Title Insurance Company (the "Mortgage Policies"), in amounts reasonably satisfactory to the Agent, assuring the Agent that each of the Mortgage Instruments creates a valid and enforceable first priority mortgage lien on the applicable Primary Real Property, free and clear of all defects and encumbrances except Permitted Liens, which Mortgage Policies shall be in form and substance reasonably satisfactory to the Agent and shall provide for affirmative insurance and such reinsurance as the Agent may reasonably request, all of the foregoing in form and substance reasonably satisfactory to the Agent; and

               (iv) Evidence satisfactory to the Agent that each of the Real Properties, and the uses of the Real Properties, are in compliance in all material respects with all applicable laws, regulations and ordinances including without limitation health and environmental protection laws, erosion control ordinances, storm drainage control laws, doing business and/or licensing laws, zoning laws (the evidence submitted as to zoning should include the zoning designation made for each of the Real Properties, the permitted uses of each such Real Properties under such zoning designation and zoning requirements as to parking, lot size, ingress, egress and building setbacks) and laws regarding access and facilities for disabled persons including, but not limited to, the federal Architectural Barriers Act, the Fair Housing Amendments Act of 1988, the Rehabilitation Act of 1973 and the Americans with Disabilities Act of 1990.

          (b) On or before January 31,1998, the Credit Parties shall deliver to the Agent (i) evidence satisfactory to the Agent that the good standing status of each Subsidiary identified in Schedule 6.13 as not being in good standing in any listed jurisdiction has been reinstated to good standing status in each such jurisdiction and (ii) evidence satisfactory to the Agent that each Subsidiary identified in Schedule 6.13 as



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

     having incomplete tax data available for any listed jurisdiction is in good tax standing in each such jurisdiction.

          (c) On or before February 16, 1998, the Credit Parties shall deliver to the Agent all documents and information of the types described in
     Section 7.15(a) with respect to the real property portion of the MD Assets.


                                    SECTION 8

                               NEGATIVE COVENANTS

     Each Credit Party hereby covenants and agrees that, so long as this Credit Agreement is in effect or any amounts payable hereunder or under any other Credit Document shall remain outstanding, and until all of the Commitments hereunder shall have terminated:

     8.1  Indebtedness.

     The Credit Parties will not permit any Consolidated Party to contract, create, incur, assume or permit to exist any Indebtedness, except:

          (a) Indebtedness arising under this Credit Agreement and the other Credit Documents;

          (b) Indebtedness of the Borrower and its Subsidiaries set forth in
     Schedule 8.1 (and renewals, refinancings and extensions thereof on terms and conditions no less favorable to such Person than such existing Indebtedness);

          (c) (i) purchase money Indebtedness (including Capital Leases and Synthetic Leases) hereafter incurred by the Borrower or any of its Subsidiaries which is not a Joint Venture other than Open MRI or Central Coast to finance the purchase of fixed assets provided that (A) the total of all such Indebtedness for all such Persons taken together shall not exceed an aggregate principal amount of $10,000,000 (excluding any such Indebtedness of the Borrower or any of its Subsidiaries other than Open MRI or Central Coast referred to in subsection (b) above) at any one time outstanding; (B) such Indebtedness when incurred shall not exceed the purchase price of the asset(s) financed; and (C) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing;

          (ii) purchase money Indebtedness (including Capital Leases and Synthetic Leases) hereafter incurred by Open MRI to finance the purchase of fixed assets provided that (A) the total outstanding principal of all such Indebtedness (including any such Indebtedness of Open MRI referred to in subsection (b) above), taken together with the aggregate original equipment cost of all Property leased by Open MRI under Operating Leases, shall not exceed at any time an aggregate principal amount of $20,000,000; (B) such Indebtedness when incurred shall not exceed the purchase price of the asset(s) financed; and (C) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing;

          (iii) purchase money Indebtedness (including Capital Leases and Synthetic Leases) hereafter incurred by Central Coast to finance the purchase of fixed assets provided that (A) the total outstanding principal of all such Indebtedness shall not exceed at any time an aggregate principal amount of $6,000,000 (including any such Indebtedness of Central Coast referred to in subsection (b) above); (B) such Indebtedness when incurred shall not exceed the purchase price of the asset(s) financed; and
     (C) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing;



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


          (d) obligations of the Borrower or any of its Subsidiaries in respect of Hedging Agreements entered into in order to manage existing or anticipated interest rate or exchange rate risks and not for speculative purposes;

          (e) intercompany Indebtedness arising out of loans and advances permitted under Section 8.6;

          (f) Indebtedness in an aggregate principal amount not to exceed $100,000,000 arising under the Subordinated Note Indenture and the Subordinated Notes, and Guaranty Obligations with respect to such Indebtedness;

          (g) in addition to the Indebtedness otherwise permitted by this
     Section 8.1, other unsecured Indebtedness hereafter incurred by the Borrower provided that (A) the loan documentation with respect to such Indebtedness shall not contain covenants or default provisions relating to any Consolidated Party that are more restrictive than the covenants and default provisions contained in the Credit Documents, (B) the Borrower shall have delivered to the Agent a Pro Forma Compliance Certificate demonstrating that, upon giving effect on a Pro Forma Basis to the incurrence of such Indebtedness and to the concurrent retirement of any other Indebtedness of any Consolidated Party, no Default or Event of Default would exist hereunder and (C) the aggregate principal amount of such Indebtedness shall not exceed $2,500,000 at any time.

     8.2  Liens.

     The Credit Parties will not permit any Consolidated Party to contract, create, incur, assume or permit to exist any Lien with respect to any of its Property, whether now owned or after acquired, except for Permitted Liens.

     8.3  Nature of Business.

     The Credit Parties will not permit any Consolidated Party to substantively alter the character or conduct of the business conducted by such Person as of the Closing Date.

     8.4  Consolidation, Merger, Dissolution, etc.

     Except in connection with an Asset Disposition permitted by the terms of
     Section 8.5, the Credit Parties will not permit any Consolidated Party to enter into any transaction of merger or consolidation or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution); provided that, notwithstanding the foregoing provisions of this Section 8.4, (a) the Borrower may merge or consolidate with any of its Wholly Owned Subsidiaries provided that (i) the Borrower shall be the continuing or surviving corporation, (ii) the Credit Parties shall cause to be executed and delivered such documents, instruments and certificates as the Agent may request so as to cause the Credit Parties to be in compliance with the terms of Section 7.13 after giving effect to such transaction and (iii) the Borrower shall have delivered to the Agent a Pro Forma Compliance Certificate demonstrating that, upon giving effect on a Pro Forma Basis to such transaction, no Default or Event of Default would exist, (b) any Credit Party other than the Borrower may merge or consolidate with any other Credit Party other than the Borrower provided that (i) the Credit Parties shall cause to be executed and delivered such documents, instruments and certificates as the Agent may request so as to cause the Credit Parties to be in compliance with the terms of Section 7.13 after giving effect to such transaction and (ii) the Borrower shall have delivered to the Agent a Pro Forma Compliance Certificate demonstrating that, upon giving effect on a Pro Forma Basis to such transaction, no Default or Event of Default would exist, (c) any Consolidated Party which is not a Credit Party may be merged or consolidated with or into any Credit Party provided that (i) such Credit Party shall be the continuing or surviving corporation, (ii) the Credit Parties shall cause to be executed and delivered such documents, instruments and certificates as the Agent may request so as to cause the Credit Parties to be in compliance with the terms of Section 7.13 after giving effect to such transaction and (iii) the Borrower shall have delivered to the Agent a Pro Forma Compliance Certificate demonstrating that, upon giving effect on a Pro Forma Basis to such transaction, no Default or Event of Default would exist, (d) any Consolidated Party which is not a Credit Party may be merged or consolidated with or into any other Consolidated Party which is not a Credit Party provided the Borrower shall have delivered to the Agent a Pro Forma Compliance Certificate demonstrating that, upon giving effect on a Pro Forma Basis to such transaction, no Default or Event of Default would exist, (e) the Borrower or any Wholly


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

     Owned Subsidiary of the Borrower may merge with any Person other than a Consolidated Party in connection with a Permitted Acquisition if (i) the Borrower or such Wholly Owned Subsidiary shall be the continuing or surviving corporation, (ii) the Credit Parties shall cause to be executed and delivered such documents, instruments and certificates as the Agent may request so as to cause the Credit Parties to be in compliance with the terms of Section 7.13 after giving effect to such transaction and (iii) the Borrower shall have delivered to the Agent a Pro Forma Compliance Certificate demonstrating that, upon giving effect on a Pro Forma Basis to such transaction, no Default or Event of Default would exist and (f) any Wholly Owned Subsidiary of the Borrower may dissolve, liquidate or wind up its affairs at any time.

     8.5  Asset Dispositions.

     The Credit Parties will not permit any Consolidated Party to make any Asset Disposition (including, without limitation, any Sale and Leaseback Transaction) other than Excluded Asset Dispositions unless (a) the consideration paid in connection therewith is cash or Cash Equivalents, (b) if such transaction is a Sale and Leaseback Transaction, such transaction is permitted by the terms of
Section 8.13, (c) such transaction does not involve the sale or other disposition of a minority equity interest in any Consolidated Party, (d) the aggregate net book value of all of the assets sold or otherwise disposed of by the Consolidated Parties in all such transactions after the Closing Date shall not exceed $2,500,000, (e) if the book value of the assets disposed of pursuant to such Asset Disposition exceeds $1,000,000, the Borrower shall have delivered to the Agent a Pro Forma Compliance Certificate demonstrating that, upon giving effect on a Pro Forma Basis to such transaction, no Default or Event of Default would exist hereunder, and (f) no later than 15 days prior to such Asset Disposition, the Agent and the Lenders shall have received a certificate of an officer of the Borrower specifying the anticipated or actual date of such Asset Disposition, briefly describing the assets to be sold or otherwise disposed of and setting forth the net book value of such assets, the aggregate consideration and the Net Cash Proceeds to be received for such assets in connection with such Asset Disposition, and thereafter the Borrower shall, within the period of 30 days following the consummation of such Asset Disposition (with respect to any such Asset Disposition, the "Application Period"), apply (or cause to be applied) an amount equal to the Net Cash Proceeds of such Asset Disposition to
(i) the purchase, acquisition or, in the case of improvements to real property, construction of Eligible Assets or (ii) to the prepayment of the Loans in accordance with the terms of Section 3.3(b)(iii).

     Upon a sale of assets or the sale of Capital Stock of a Consolidated Party permitted by this Section 8.5, the Agent shall (to the extent applicable) deliver to the Borrower, upon the Borrower's request and at the Borrower's expense, such documentation as is reasonably necessary to evidence the release of the Agent's security interest, if any, in such assets or Capital Stock, including, without limitation, amendments or terminations of UCC financing statements, if any, the return of stock certificates, if any, and the release of such Subsidiary from all of its obligations, if any, under the Credit Documents.

     8.6  Investments.

     The Credit Parties will not permit any Consolidated Party to make Investments in or to any Person, except for Permitted Investments.

     8.7  Restricted Payments.

     The Credit Parties will not permit any Consolidated Party which is not a Joint Venture to, directly or indirectly, declare, order, make or set apart any sum for or pay any Restricted Payment, except (a) to make dividends payable solely in the same class of Capital Stock of such Person and, in connection with any such stock dividend, to make cash dividends in respect of fractional shares,
(b) to make dividends or other distributions payable to any Credit Party (directly or indirectly through Subsidiaries), (c) as permitted by Section 8.8,
(d) pursuant to the terms of either of the Investment Agreements, any payments made in connection with the Recapitalization, (e) to purchase, redeem or otherwise acquire shares of its Capital Stock, or warrants or options to acquire any such shares, with the proceeds received from the substantially concurrent issue of its Capital Stock and (f) provided that no Default or Event of Default has occurred and is continuing at such time or would be directly or indirectly caused as a result thereof, to make interest payments in respect of Indebtedness arising under the Subordinated Note Indenture and the Subordinated Notes, including payment of accrued interest and premium, if any, payable in connection with a redemption of the Subordinated Notes permitted under Section 8.8.



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


     8.8  Prepayments of Indebtedness, etc.

     The Credit Parties will not permit any Consolidated Party which is not a Joint Venture to, (a) if any Default or Event of Default has occurred and is continuing or would be directly or indirectly caused as a result thereof (i) after the issuance thereof, amend or modify (or permit the amendment or modification of) any of the terms of any Indebtedness if such amendment or modification would add or change any terms in a manner adverse to the issuer of such Indebtedness, or shorten the final maturity or average life to maturity or require any payment to be made sooner than originally scheduled or increase the interest rate applicable thereto or change any subordination provision thereof, or (ii) except for the exchange of the Subordinated Notes for notes with identical terms registered pursuant to the registration rights agreement set forth in the Subordinated Note Indenture, make (or give any notice with respect thereto) any voluntary or optional payment or prepayment or redemption or acquisition for value of (including without limitation, by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), refund, refinance or exchange of any other Indebtedness (including without limitation any Indebtedness arising under the Subordinated Note Indenture and the Subordinated Notes), (b) except for the exchange of the Subordinated Notes for notes with identical terms registered pursuant to the registration rights agreement set forth in the Subordinated Note Indenture, make (or give any notice with respect thereto) any voluntary or optional payment or prepayment, redemption, acquisition for value or defeasance of (including without limitation, by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), refund, refinance or exchange of any Indebtedness arising under the Subordinated
Note Indenture and the Subordinated Notes or (c) make interest payments in respect of the Indebtedness arising under the Subordinated Note Indenture in violation of the subordination provisions of the Subordinated Note Indenture.

     8.9  Transactions with Affiliates.

     The Credit Parties will not permit any Consolidated Party to enter into or permit to exist any transaction or series of transactions with any officer, director, shareholder, Subsidiary or Affiliate of such Person other than (a) advances of working capital to any Credit Party, (b) transfers of cash and assets to any Credit Party, (c) transactions permitted by Section 8.1, Section 8.4, Section 8.5, Section 8.6, or Section 8.7, (d) transactions contemplated by the Investment Agreements, including any and all payments required to be paid pursuant to the terms thereof, (e) normal compensation and reimbursement of expenses of officers and directors and (f) except as otherwise specifically limited in this Credit Agreement, other transactions which are entered into in the ordinary course of such Person's business on terms and conditions substantially as favorable to such Person as would be obtainable by it in a comparable arms-length transaction with a Person other than an officer, director, shareholder, Subsidiary or Affiliate.

     8.10 Fiscal Year; Organizational Documents.

     The Credit Parties will not permit any Consolidated Party to change its fiscal year or amend, modify or change its articles of incorporation (or corporate charter or other similar organizational document) or bylaws (or other similar document) without providing prior written notice to the Agent and the Lenders.

     8.11 Limitation on Restricted Actions.

     The Credit Parties will not permit any Consolidated Party to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Person to (a) pay dividends or make any other distributions to any Credit Party on its Capital Stock or with respect to any other interest or participation in, or measured by, its profits, (b) pay any Indebtedness or other obligation owed to any Credit Party, (c) make loans or advances to any Credit Party, (d) sell, lease or transfer any of its properties or assets to any Credit Party or (e) act as a Guarantor and pledge its assets pursuant to the Credit Documents or any renewals, refinancings, exchanges, refundings or extension thereof, except (in respect of any of the matters referred to in clauses (a)-(d) above) for such encumbrances or restrictions existing under or by reason of (i) this Credit Agreement and the other Credit Documents, (ii) the Subordinated Note Indenture and the Subordinated Notes, in each case as in effect as of the Amendment No. 4 Effective Date, (iii) applicable law, (iv) any document or instrument governing Indebtedness incurred pursuant to Section 8.1(c), provided that any such restriction contained therein relates only to the asset or assets constructed or acquired in connection therewith or (v) any Permitted Lien or any document or


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instrument governing any Permitted Lien, provided that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien.

     8.12 Ownership of Subsidiaries.

          Notwithstanding any other provisions of this Credit Agreement to the contrary, the Credit Parties will not permit any Consolidated Party to (i) permit any Person (other than the Borrower or any Wholly Owned Subsidiary of the Borrower) to own any Capital Stock of any Subsidiary of the Borrower which is not a Joint Venture, (ii) permit any Subsidiary of the Borrower which is not a Joint Venture to issue Capital Stock (except to the Borrower or to a Wholly-Owned Subsidiary of the Borrower), (iii) permit, create, incur, assume or suffer to exist any Lien on any Capital Stock, in each case except (A) as a result of or in connection with a dissolution, merger or disposition of a Subsidiary permitted under Section 8.4 or Section 8.5 or (B) for Permitted Liens and (iv) notwithstanding anything to the contrary contained in clause (ii) above, permit any Subsidiary of the Borrower which is not a Joint Venture to issue any shares of preferred Capital Stock.

     8.13 Sale Leasebacks.

     The Credit Parties will not permit any Consolidated Party to, directly or indirectly, become or remain liable as lessee or as guarantor or other surety with respect to any lease, whether an Operating Lease or a Capital Lease, of any Property (whether real, personal or mixed), whether now owned or hereafter acquired, (a) which such Consolidated Party has sold or transferred or is to sell or transfer to a Person which is not a Consolidated Party or (b) which such Consolidated Party intends to use for substantially the same purpose as any other Property which has been sold or is to be sold or transferred by such Consolidated Party to another Person which is not a Consolidated Party in connection with such lease; provided, however, notwithstanding the foregoing, so long as the Net Proceeds from the sale of any real property are applied to the prepayment of the Loans in accordance with the terms of Sections 3.3(b)(iii) and 3.3(b)(vii), InSight Health Corp. may, on or before July 31, 1998, enter into a Sale and Leaseback Transaction with respect to the real property portion of the MD Assets.

     8.14 Capital Expenditures.

     (a) The Credit Parties will not permit Consolidated Capital Expenditures (excluding capital expenditures incurred by Open MRI and its Subsidiaries) to exceed $20,000,000 per fiscal year.

     (b) The Credit Parties will not permit the consolidated capital expenditures of Open MRI and its Subsidiaries, as determined in accordance with GAAP, to exceed $15,000,000 per fiscal year.

     8.15 No Further Negative Pledges.

     The Credit Parties will not permit any Consolidated Party which is not a Joint Venture to enter into, assume or become subject to any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, or requiring the grant of any security for such obligation if security is given for some other obligation, except (a) pursuant to this Credit Agreement and the other Credit Documents, (b) pursuant to the Subordinated Note Indenture and the Subordinated Notes, in each case as in effect as of the applicable date of effectiveness, (c) pursuant to any document or instrument governing Indebtedness incurred pursuant to Section 8.1(c), provided that any such restriction contained therein relates only to the asset or assets constructed or acquired in connection therewith and (d) in connection with any Permitted Lien or any document or instrument governing any Permitted Lien, provided that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien.

     8.16 Operating Lease Obligations.

     (a) The Credit Parties will not permit the aggregate obligations of the Consolidated Parties other than Open MRI which are not Joint Ventures for the payment of rental under Operating Leases (other than in respect of



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

Operating Leases existing as of the Closing Date and described in Schedule 8.16 (and renewals, refinancings and extensions thereof)) for any fiscal year to exceed at any time an aggregate principal amount of $2,500,000.

     (b) The Credit Parties will not permit the aggregate original equipment cost of all Property leased by Open MRI under Operating Leases, taken together with the outstanding principal of all purchase money Indebtedness (including Capital Leases and Synthetic Leases) of Open MRI permitted under Section 8.1(c)(ii), to exceed at any time an aggregate amount of $20,000,000.

     8.17 No Foreign Subsidiaries.

     None of the Credit Party will create, acquire or permit to exist any direct or indirect Foreign Subsidiary.

     8.18 Joint Venture Operations.

     The Credit Parties will not permit, as of as of the last day of each fiscal quarter, the portion of Consolidated EBITDA attributable to the Borrower and its Subsidiaries which are not Joint Ventures for the four quarters then ended to be less than 75% of Consolidated EBITDA for such period.


                                    SECTION 9

                                EVENTS OF DEFAULT


     9.1  Events of Default.

     An Event of Default shall exist upon the occurrence of any of the following specified events (each an "Event of Default"):

          (a) Payment. Any Credit Party shall

               (i) default in the payment when due of any principal of any of the Loans or of any reimbursement obligations arising from drawings under Letters of Credit, or

               (ii) default, and such default shall continue for three (3) or more Business Days, in the payment when due of any interest on the Loans or on any reimbursement obligations arising from drawings under Letters of Credit, or of any Fees or other amounts owing hereunder, under any of the other Credit Documents or in connection herewith or therewith; or

          (b) Representations. Any representation, warranty or statement made or deemed to be made by any Credit Party herein, in any of the other Credit Documents, or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto shall prove untrue in any material respect on the date as of which it was deemed to have been made; or

          (c) Covenants. Any Credit Party shall

               (i) default in the due performance or observance of any term, covenant or agreement contained in Sections 7.2, 7.9, 7.11 or 8.1 through 8.18, inclusive;

               (ii) default in the due performance or observance of any term, covenant or agreement contained in Section 7.1(a), (b), (c) or (d),
          Section 7.12 or Section 7.13 and such default shall continue unremedied for a period of at least 5 days after the earlier of a responsible officer of a Credit Party becoming aware of such default or notice thereof by the Agent; or

               (iii) default in the due performance or observance by it of any other term, covenant or agreement (other than those referred to in subsections (a), (b), (c)(i) or (c)(ii) of this Section 9.1



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

          hereof) contained in this Credit Agreement or the other Credit Documents (subject to applicable grace or cure periods, if any) and such default shall continue unremedied for a period of at least 30 days after the earlier of a responsible officer of a Credit Party becoming aware of such default or notice thereof by the Agent; or

               (d) Failure of Full Force and Effect. Except as a result of or in connection with a dissolution, merger or disposition of a Subsidiary permitted under Section 8.4 or Section 8.5, any Credit Document shall fail to be in full force and effect or to give the Agent and/or the Lenders the Liens, rights, powers and privileges purported to be created thereby, or any Credit Party shall so state in writing; or

               (e) Bankruptcy, etc. Any Bankruptcy Event shall occur with respect to any Consolidated Party; or

               (f) Defaults under Other Agreements. With respect to any Indebtedness (other than Indebtedness outstanding under this Credit Agreement) having an outstanding principal amount in excess of $1,000,000 in the aggregate, (A) any Consolidated Party shall (1) default in any payment (beyond the applicable grace period with respect thereto, if any) with respect to any such Indebtedness, or (2) the occurrence and continuance of a default in the observance or performance relating to such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event or condition shall occur or condition exist, the effect of which default or other event or condition is to cause, or permit, the holder or holders of such Indebtedness (or trustee or agent on behalf of such holders) to cause (determined without regard to whether any notice or lapse of time is required), any such Indebtedness to become due prior to its stated maturity; or (B) any such Indebtedness shall be declared due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof; or

               (g) Judgments. One or more judgments or decrees shall be entered against one or more of the Consolidated Parties involving a liability of $1,000,000 or more in the aggregate (to the extent not paid or fully covered by insurance provided by a carrier who has acknowledged coverage and has the ability to perform) and any such judgments or decrees shall not have been vacated, discharged or stayed or bonded pending appeal within 60 days from the entry thereof; or

               (i) ERISA. Any of the following events or conditions, if such event or condition could reasonably be expected to have a Material Adverse Effect: (i) any "accumulated funding deficiency," as such term is defined in Section 302 of ERISA and Section 412 of the Code, whether or not waived, shall exist with respect to any Plan, or any lien shall arise on the assets of any Consolidated Party or any ERISA Affiliate in favor of the PBGC or a Plan; (ii) an ERISA Event shall occur with respect to a Single Employer Plan, which is, in the reasonable opinion of the Agent, likely to result in the termination of such Plan for purposes of Title IV of ERISA; (iii) an ERISA Event shall occur with respect to a Multiemployer Plan or Multiple Employer Plan, which is, in the reasonable opinion of the Agent, likely to result in (A) the termination of such Plan for purposes of Title IV of ERISA, or (B) any Consolidated Party or any ERISA Affiliate incurring any liability in connection with a withdrawal from, reorganization of (within the meaning of Section 4241 of ERISA), or insolvency or (within the meaning of Section 4245 of ERISA) such Plan; or (iv) any prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary responsibility shall occur which may subject any Consolidated Party or any ERISA Affiliate to any liability under Sections 406, 409, 502(i), or 502(l) of ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which any Consolidated Party or any ERISA Affiliate has agreed or is required to indemnify any person against any such liability; or

               (j) Indemnification Claim under Investment Agreements. The Borrower shall be required to make any indemnification payment of $1,000,000 or more under Article VIII of either of the Investment Agreements (to the extent not paid or fully covered by insurance provided by a carrier who has acknowledged coverage and has the ability to perform) and any such indemnification payment shall remain unpaid for at least 60 days from the date of demand thereof;

               (k) Ownership. There shall occur a Change of Control; or



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


               (l) Subordinated Note Indenture. (i) There shall occur and be continuing any Event of Default under and as defined in the Subordinated Note Indenture or (ii) any of the Credit Party Obligations for any reason shall cease to be "Designated Senior Indebtedness" under and as defined in the Subordinated Note Indenture.

     9.2  Acceleration; Remedies.

     Upon the occurrence of an Event of Default, and at any time thereafter unless and until such Event of Default has been waived by the requisite Lenders (pursuant to the voting requirements of Section 11.6) or cured to the satisfaction of the requisite Lenders (pursuant to the voting procedures in Section 11.6), the Agent shall, upon the request and direction of the Required Lenders, by written notice to the Credit Parties take any of the following actions:

          (a) Termination of Commitments. Declare the Commitments terminated whereupon the Commitments shall be immediately terminated.

          (b) Acceleration. Declare the unpaid principal of and any accrued interest in respect of all Loans, any reimbursement obligations arising from drawings under Letters of Credit and any and all other indebtedness or obligations of any and every kind owing by the Borrower to the Agent and/or any of the Lenders hereunder to be due whereupon the same shall be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

          (c) Cash Collateral. Direct the Borrower to pay (and the Borrower agrees that upon receipt of such notice, or upon the occurrence of an Event of Default under Section 9.1(e), it will immediately pay) to the Agent additional cash, to be held by the Agent, for the benefit of the Lenders, in a cash collateral account as additional security for the LOC Obligations in respect of subsequent drawings under all then outstanding Letters of Credit in an amount equal to the maximum aggregate amount which may be drawn under all Letters of Credits then outstanding.

          (d) Enforcement of Rights. Enforce any and all rights and interests created and existing under the Credit Documents including, without limitation, all rights and remedies existing under the Collateral Documents, all rights and remedies against a Guarantor and all rights of set-off.

     Notwithstanding the foregoing, if an Event of Default specified in Section 9.1(e) shall occur, then the Commitments shall automatically terminate and all Loans, all reimbursement obligations arising from drawings under Letters of Credit, all accrued interest in respect thereof, all accrued and unpaid Fees and other indebtedness or obligations owing to the Agent and/or any of the Lenders hereunder automatically shall immediately become due and payable without the giving of any notice or other action by the Agent or the Lenders.


                                   SECTION 10

                                AGENCY PROVISIONS

     10.1 Appointment, Powers and Immunities.

     Each Lender hereby irrevocably appoints and authorizes the Agent to act as its agent under this Credit Agreement and the other Credit Documents with such powers and discretion as are specifically delegated to the Agent by the terms of this Credit Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto. The Agent (which term as used in this sentence and in Section 10.5 and the first sentence of Section 10.6 hereof shall include its Affiliates and its own and its Affiliates' officers, directors, employees, and agents): (a) shall not have any duties or responsibilities except those expressly set forth in this Credit Agreement and shall not be a trustee or fiduciary for any Lender; (b) shall not be responsible to the Lenders for any recital, statement, representation, or warranty (whether written or oral) made in or in connection with any Credit Document or any certificate or other document referred to or provided for in, or received by any of them under, any Credit Document, or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of


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


any Credit Document, or any other document referred to or provided for therein or for any failure by any Credit Party or any other Person to perform any of its obligations thereunder; (c) shall not be responsible for or have any duty to ascertain, inquire into, or verify the performance or observance of any covenants or agreements by any Credit Party or the satisfaction of any condition or to inspect the property (including the books and records) of any Credit Party or any of its Subsidiaries or Affiliates; (d) shall not be required to initiate or conduct any litigation or collection proceedings under any Credit Document; and (e) shall not be responsible for any action taken or omitted to be taken by it under or in connection with any Credit Document, except for its own gross negligence or willful misconduct. The Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care.

     10.2 Reliance by Agent.

     The Agent shall be entitled to rely upon any certification, notice, instrument, writing, or other communication (including, without limitation, any thereof by telephone or telecopy) believed by it to be genuine and correct and to have been signed, sent or made by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel (including counsel for any Credit Party), independent accountants, and other experts selected by the Agent. The Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until the Agent receives and accepts an Assignment and Acceptance executed in accordance with Section 11.3(b) hereof. As to any matters not expressly provided for by this Credit Agreement, the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding on all of the Lenders; provided, however, that the Agent shall not be required to take any action that exposes the Agent to personal liability or that is contrary to any Credit Document or applicable law or unless it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking any such action.

     10.3 Defaults.

     The Agent shall not be deemed to have knowledge or notice of the occurrence of a Default or Event of Default unless the Agent has received written notice from a Lender or the Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default". In the event that the Agent receives such a notice of the occurrence of a Default or Event of Default, the Agent shall give prompt notice thereof to the Lenders. The Agent shall (subject to Section 10.2 hereof) take such action with respect to such Default or Event of Default as shall reasonably be directed by the Required Lenders, provided that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of the Lenders.

     10.4 Rights as a Lender.

     With respect to its Commitment and the Loans made by it, NationsBank (and any successor acting as Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Agent in its individual capacity. NationsBank (and any successor acting as Agent) and its Affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to, make investments in, provide services to, and generally engage in any kind of lending, trust, or other business with any Credit Party or any of its Subsidiaries or Affiliates as if it were not acting as Agent, and NationsBank (and any successor acting as Agent) and its Affiliates may accept fees and other consideration from any Credit Party or any of its Subsidiaries or Affiliates for services in connection with this Credit Agreement or otherwise without having to account for the same to the Lenders.

     10.5 Indemnification.

     The Lenders agree to indemnify the Agent (to the extent not reimbursed under Section 11.5 hereof, but without limiting the obligations of the Borrower under such Section) ratably in accordance with their respective Commitments, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys' fees), or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Agent (including by any Lender) in any way relating to or arising out of any Credit Document or the transactions contemplated thereby or any action taken or omitted by the Agent under any Credit Document (including any of the foregoing arising from the negligence of the Agent; provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Person to be indemnified. Without limitation of the foregoing, each Lender agrees to reimburse the Agent promptly upon demand for its ratable share of any costs or expenses payable by the Borrower under Section 11.5, to the extent that the Agent is not promptly reimbursed for such costs and expenses by the Borrower. The agreements in this Section 10.5 shall survive the repayment of the Loans, LOC Obligations and other obligations under the Credit Documents and the termination of the Commitments hereunder.

     10.6 Non-Reliance on Agent and Other Lenders.

     Each Lender agrees that it has, independently and without reliance on the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Credit Parties and their Subsidiaries and decision to enter into this Credit Agreement and that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under the Credit Documents. Except for notices, reports, and other documents and information expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition, or business of any Credit Party or any of its Subsidiaries or Affiliates that may come into the possession of the Agent or any of its Affiliates.

     10.7 Successor Agent.

     The Agent may resign at any time by giving notice thereof to the Lenders and the Borrower. Upon any such resignation, the Borrower, with the consent of the Required Lenders (such consent not to be unreasonably withheld) shall have the right to appoint a successor Agent from among the Lenders. If no successor Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent which shall be a commercial bank organized under the laws of the United States of America having combined capital and surplus of at least $100,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor, such successor shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges, and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this Section 10 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.


                                   SECTION 11

                                  MISCELLANEOUS

     11.1 Notices.

     Except as otherwise expressly provided herein, all notices and other communications shall have been duly given and shall be effective (a) when delivered, (b) when transmitted via telecopy (or other facsimile device) to the number set out below, (c) the Business Day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service, or (d) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the respective parties at the address, in the case of the Borrower, Guarantors and the Agent, set forth below, and, in the case of the Lenders, set forth on
Schedule 2.1(a), or at such other address as such party may specify by written notice to the other parties hereto:



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


         if to the Borrower or the Guarantors:

                  c/o Insight Health Services Corp.
                  4400 MacArthur Boulevard
                  Suite 800
                  Newport Beach, CA  92660
                  Attn:  Thomas V. Croal, CFO
                  Telephone:  (714) 476-0733
                  Telecopy:   (714) 851-5981

         with a copy to:

                  TC Group, L.L.C.
                  1001 Pennsylvania Avenue
                  Washington, DC 20004-2505
                  Attn:  David Dupree
                  Telephone:  (202) 626-1250
                  Telecopy:   (202) 347-1818

         if to the Agent:

                  NationsBank, N. A.
                  Independence Center, 15th Floor
                  NC1-001-15-04
                  101 North Tryon Street
                  Charlotte, North Carolina 28255
                  Attn:  Agency Services - Mike Roof
                  Telephone:  (704) 388-3916
                  Telecopy:   (704) 386-9923

         with a copy to:

                  NationsBank, N. A.
                  700 Louisiana Street
                  Houston, Texas  77002
                  Attn:  Scott Singhoff
                  Telephone:  (713) 247-6961
                  Telecopy:   (713) 247-6360

     11.2 Right of Set-Off; Adjustments.

     Upon the occurrence and during the continuance of any Event of Default, each Lender (and each of its Affiliates) is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender (or any of its Affiliates) to or for the credit or the account of any Credit Party against any and all of the obligations of such Person now or hereafter existing under this Credit Agreement, under the Notes, under any other Credit Document or otherwise, irrespective of whether such Lender shall have made any demand under hereunder or thereunder and although such obligations may be unmatured. Each Lender agrees promptly to notify any affected Credit Party after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section 11.2 are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender may have.



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

     11.3 Benefit of Agreement.

          (a) This Credit Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that none of the Credit Parties may assign or transfer any of its interests and obligations without prior written consent of the Lenders; provided further that the rights of each Lender to transfer, assign or grant participations in its rights and/or obligations hereunder shall be limited as set forth in this Section 11.3.

          (b) Each Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Credit Agreement (including, without limitation, all or a portion of its Loans, its Notes, and its Commitment); provided, however, that

               (i) each such assignment shall be to an Eligible Assignee;

               (ii) except in the case of an assignment to another Lender or an Approved Fund (as referred to in the definition of "Eligible Assignee") or an assignment of all of a Lender's rights and obligations under this Credit Agreement, any such partial assignment shall be in an amount at least equal to $5,000,000 (or, if less, the remaining amount of the Commitment being assigned by such Lender) or an integral multiple of $1,000,000 in excess thereof;

               (iii) each such assignment by a Lender shall be of a constant, and not varying, percentage of all of its rights and obligations under this Credit Agreement and the Notes; and

               (iv) the parties to such assignment shall execute and deliver to the Agent for its acceptance an Assignment and Acceptance in the form of Exhibit 11.3(b) hereto, together with any Note subject to such assignment and a processing fee of $3,500; provided that no such fee shall be payable in the case of an assignment by a Lender to (A) an Affiliate of such Lender or (B) an Approved Fund (as referred to in the definition of "Eligible Assignee") which is an Affiliate of such Lender.

     Upon execution, delivery, and acceptance of such Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of such assignment, have the obligations, rights, and benefits of a Lender hereunder and the assigning Lender shall, to the extent of such assignment, relinquish its rights and be released from its obligations under this Credit Agreement. Upon the consummation of any assignment pursuant to this
     Section 11.3(b), the assignor, the Agent and the Borrower shall make appropriate arrangements so that, if required, new Notes are issued to the assignor and the assignee. If the assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Borrower and the Agent certification as to exemption from deduction or withholding of Taxes in accordance with Section 3.11.

          (c) The Agent shall maintain at its address referred to in Section
     11.1 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Credit Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

          (d) Upon its receipt of an Assignment and Acceptance executed by the parties thereto, together with any Note subject to such assignment and payment of the processing fee, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit 11.3(b) hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the parties thereto.

          (e) Each Lender may sell participations to one or more Persons in all or a portion of its rights, obligations or rights and obligations under this Credit Agreement (including all or a portion of its Commitment and its Loans); provided, however, that (i) such Lender's obligations under this Credit Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participant shall be entitled to the benefit of the yield protection provisions contained in Sections 3.7 through 3.12, inclusive, and the right of set-off contained in Section 11.2, and (iv) the Borrower shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Credit Agreement, and such Lender shall retain the sole right to enforce the obligations of the Borrower relating to its Loans and its Notes and to approve any amendment, modification, or waiver of any provision of this Credit Agreement (other than amendments, modifications, or waivers decreasing the amount of principal of or the rate at which interest is payable on such Loans or Notes, extending any scheduled principal payment date or date fixed for the payment of interest on such Loans or Notes, or extending its Commitment).

          (f) Notwithstanding any other provision set forth in this Credit Agreement, any Lender may at any time assign and pledge all or any portion of its Loans and its Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Lender from its obligations hereunder.

          (g) Any Lender may furnish any information concerning the Borrower or any of its Subsidiaries in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants).

     11.4 No Waiver; Remedies Cumulative.

     No failure or delay on the part of the Agent or any Lender in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Agent or any Lender and any of the Credit Parties shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies provided herein are cumulative and not exclusive of any rights or remedies which the Agent or any Lender would otherwise have. No notice to or demand on any Credit Party in any case shall entitle the Borrower or any other Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Agent or the Lenders to any other or further action in any circumstances without notice or demand.

     11.5 Expenses; Indemnification.

     (a) The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the syndication, preparation, execution, delivery, administration, modification, and amendment of this Credit Agreement, the other Credit Documents, and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and expenses of counsel for the Agent (including the cost of internal counsel) with respect thereto and with respect to advising the Agent as to its rights and responsibilities under the Credit Documents. The Borrower further agrees to pay on demand all costs and expenses of the Agent and the Lenders, if any (including, without limitation, reasonable attorneys' fees and expenses and the cost of internal counsel), in connection with the enforcement (whether through negotiations, legal proceedings, or otherwise) of the Credit Documents and the other documents to be delivered hereunder.

     (b) The Borrower agrees to indemnify and hold harmless the Agent and each Lender and each of their Affiliates and their respective officers, directors, employees, agents, and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities, costs, and expenses (including, without limitation, reasonable attorneys' fees) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation, or proceeding or preparation of defense in connection therewith) the Credit Documents, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Loans (including any of the foregoing arising from the negligence of the Indemnified Party), except to the extent such claim, damage, loss, liability, cost, or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 11.5 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by the Borrower, its directors, shareholders or creditors or an Indemnified Party or any other Person or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated. The Borrower agrees not to assert any claim against the Agent, any Lender, any of their Affiliates, or any of their respective directors, officers, employees, attorneys, agents, and advisers, on any theory of liability, for special, indirect, consequential, or punitive damages arising out of or otherwise relating to the Credit Documents, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Loans.

     (c) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 11.5 shall survive the repayment of the Loans, LOC Obligations and other obligations under the Credit Documents and the termination of the Commitments hereunder.

     11.6 Amendments, Waivers and Consents.

     Neither this Credit Agreement nor any other Credit Document nor any of the terms hereof or thereof may be amended, changed, waived, discharged or terminated unless such amendment, change, waiver, discharge or termination is in writing entered into by, or approved in writing by, the Required Lenders and the Borrower, provided, however, that:

          (a) without the consent of each Lender affected thereby, neither this Credit Agreement nor any other Credit Document may be amended to


               (i) extend the final maturity of any Loan or the time of payment of any reimbursement obligation, or any portion thereof, arising from drawings under Letters of Credit, or extend or waive any Principal Amortization Payment of any Loan, or any portion thereof,

               (ii) reduce the rate or extend the time of payment of interest (other than as a result of waiving the applicability of any post-default increase in interest rates) thereon or Fees hereunder,

               (iii) reduce or waive the principal amount of any Loan or of any reimbursement obligation, or any portion thereof, arising from drawings under Letters of Credit,

               (v) increase the Commitment of a Lender over the amount thereof in effect (it being understood and agreed that a waiver of any Default or Event of Default or mandatory reduction in the Commitments shall not constitute a change in the terms of any Commitment of any Lender),

               (v) except as the result of or in connection with an Asset Disposition permitted by Section 8.5, release all or substantially all of the Collateral,

               (vi) except as the result of or in connection with a dissolution, merger or disposition of a Subsidiary permitted under Section 8.4, release the Borrower or substantially all of the other Credit Parties from its or their obligations under the Credit Documents,

               (vii) except amend, modify or waive any provision of this Section
          11.6 or Section 3.6, 3.7, 3.8, 3.9, 3.10, 3.11, 3.12, 3.13, 3.14,
          3.15, 9.1(a), 11.2, 11.3, 11.5 or 11.9,

               (viii) reduce any percentage specified in, or otherwise modify, the definition of Required Lenders, or

               (ix) consent to the assignment or transfer by the Borrower or all or substantially all of the other Credit Parties of any of its or their rights and obligations under (or in respect of) the Credit Documents except as permitted thereby;

          (b) without the consent of the Agent, no provision of Section 10 may be amended;

          (c) without the consent of the Issuing Lender, no provision of Section
     2.2 may be amended.

     Notwithstanding the fact that the consent of all the Lenders is required in certain circumstances as set forth above, (x) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans, and each Lender acknowledges that the provisions of
     Section 1126(c) of the Bankruptcy Code supersedes the unanimous consent provisions set forth herein and (y) the Required Lenders may consent to allow a Credit Party to use cash collateral in the context of a bankruptcy or insolvency proceeding.

     11.7 Counterparts.

     This Credit Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Credit Agreement to produce or account for more than one such counterpart for each of the parties hereto. Delivery by facsimile by any of the parties hereto of an executed counterpart of this Credit Agreement shall be as effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart hereof will be delivered.

     11.8 Headings.

     The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Credit Agreement.

     11.9 Survival.

     All indemnities set forth herein, including, without limitation, in Section 2.2(i), 3.11, 3.12, 10.5 or 11.5 shall survive the execution and delivery of this Credit Agreement, the making of the Loans, the issuance of the Letters of Credit, the repayment of the Loans, LOC Obligations and other obligations under the Credit Documents and the termination of the Commitments hereunder, and all representations and warranties made by the Credit Parties herein shall survive delivery of the Notes and the making of the Loans hereunder.

     11.10 Governing Law; Submission to Jurisdiction; Venue.

          (a) THIS CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Credit Agreement or any other Credit Document may be brought in the courts of the State of North Carolina in Mecklenburg County, or of the United States for the Western District of North Carolina, and, by execution and delivery of this Credit Agreement, each of the Credit Parties hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the nonexclusive jurisdiction of such courts. Each of the Credit Parties further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address set out for notices pursuant to Section 11.1, such service to become effective three (3) days after such mailing. Nothing herein shall affect the right of the Agent or any Lender to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against any Credit Party in any other jurisdiction.

          (b) Each of the Credit Parties hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Credit Agreement or any other Credit Document brought in the courts referred to in subsection (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

          (c) TO THE EXTENT PERMITTED BY LAW, EACH OF THE AGENT, THE LENDERS, THE BORROWER AND THE CREDIT PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS CREDIT AGREEMENT, ANY OF THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     11.11 Severability.

     If any provision of any of the Credit Documents is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

     11.12 Entirety.

     This Credit Agreement together with the other Credit Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Credit Documents or the transactions contemplated herein and therein.

     11.13 Binding Effect; Termination; Acknowledgement.

          (a) This Credit Agreement shall become effective at such time on or after the Closing Date when it shall have been executed by the Borrower, the Guarantors and the Agent, and the Agent shall have received copies hereof (telefaxed or otherwise) which, when taken together, bear the signatures of each Lender, and thereafter this Credit Agreement shall be binding upon and inure to the benefit of the Borrower, the Guarantors, the Agent and each Lender and their respective successors and assigns.

          (b) The term of this Credit Agreement shall be until no Loans, LOC Obligations or any other amounts payable hereunder or under any of the other Credit Documents shall remain outstanding, no Letters of Credit shall be outstanding, all of the Credit Party Obligations have been irrevocably satisfied in full and all of the Commitments hereunder shall have expired or been terminated.

          (c) This Amendment shall become effective at such time the conditions set forth in Section 5.1 hereof have been satisfied, and thereafter the Credit Agreement shall be binding upon and inure to the benefit of the Borrowers, the Guarantors, the Agent and each Lender and their respective successors and assigns.

          (d) At such time as this Amendment shall have become effective pursuant to the terms of Section 11.13(c), (i) the Commitments under the Existing Credit Agreement (as defined therein) automatically shall be terminated and replaced with the Commitments hereunder, (ii) the Commitments of Heller Financial, Inc., Strata Funding, Ltd., Merrill Lynch Senior Floating Rate Fund, Inc., Indosuez Capital Funding II, Limited, Van Kampen American Capital Prime Rate Income Trust, ML CLO XV Pilgrim America (Cayman) Ltd. and Amara-1 Finance Ltd. (collectively, the "Terminating Lenders") shall be terminated (iii) any right of the Lenders to receive compensation under Section 3.12 of the Existing Credit Agreement shall be terminated and (iv) the promissory notes executed in connection with the Existing Credit Agreement shall be canceled, returned to the Borrower and replaced with the Notes executed in connection with this Amendment. The Terminating Lenders join in the execution of this Amendment solely for the purposes of acknowledging and consenting to the termination of their Commitments under the Existing Credit Facility and waiver of any right to receive compensation under Section 3.12 of the Existing Credit Agreement.

          (e) Each Credit Party hereby acknowledges that the Credit Party Obligations under this Credit Agreement are secured by the Collateral pursuant to the Collateral Documents.

     11.14 Source of Funds.

     Each of the Lenders hereby represents and warrants to the Borrower that at least one of the following statements is an accurate representation as to the source of funds to be used by such Lender in connection with the financing hereunder:

          (a) no part of such funds constitutes assets allocated to any separate account maintained by such Lender in which any employee benefit plan (or its related trust) has any interest;

          (b) to the extent that any part of such funds constitutes assets allocated to any separate account maintained by such Lender, such Lender has disclosed to the Borrower the name of each employee benefit plan whose assets in such account exceed 10% of the total assets of such account as of the date of such purchase (and, for purposes of this subsection (b), all employee benefit plans maintained by the same employer or employee organization are deemed to be a single plan);

          (c) to the extent that any part of such funds constitutes assets of an insurance company's general account, such insurance company has complied with all of the requirements of the regulations issued under Section 401(c)(1)(A) of ERISA; or

          (d) such funds constitute assets of one or more specific benefit plans which such Lender has identified in writing to the Borrower.

As used in this Section 11.15, the terms "employee benefit plan" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

     11.15 Conflict.

     To the extent that there is a conflict or inconsistency between any provision hereof, on the one hand, and any provision of any Credit Document, on the other hand, this Credit Agreement shall control.

     11.16 Confidentiality.

     The Agent and each Lender (each, a "Lending Party") agrees to keep confidential any information furnished or made available to it by the Borrower pursuant to this Credit Agreement that is marked confidential; provided that nothing herein shall prevent any Lending Party from disclosing such information
(a) to any other Lending Party or any Affiliate of any Lending Party, or any officer, director, employee, agent, or advisor of any Lending Party or Affiliate of any Lending Party, (b) to any other Person if reasonably incidental to the administration of the credit facility provided herein, (c) as required by any law, rule, or regulation, (d) upon the order of any court or administrative agency, (e) upon the request or demand of any regulatory agency or authority,
(f) that is or becomes available to the public or that is or becomes available to any Lending Party other than as a result of a disclosure by any Lending Party prohibited by this Credit Agreement, (g) in connection with any litigation to which such Lending Party or any of its Affiliates may be a party, (h) to the extent necessary in connection with the exercise of any remedy under this Credit Agreement or any other Credit Document, and (i) subject to provisions substantially similar to those contained in this Section 11.16, to any actual or proposed participant or assignee; provided, however, that in the event that any Lending Party is requested to disclose any confidential information pursuant to clause (c), (d), (e) or (g) above, then such Lending Party shall, to the extent lawfully permitted, use reasonable best efforts to promptly notify the Borrower.






                           [Signature Page to Follow]

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Fourth Amendment and Restatement of Credit Agreement to be duly executed and delivered as of the date first above written.

BORROWER:               INSIGHT HEALTH SERVICES CORP.

                             By:
                                 -----------------------------------
                             Name: Thomas V. Croal
                             Title: Executive Vice President,
                                    Chief Financial Officer and Secretary

GUARANTORS:                  INSIGHT HEALTH CORP.

                             By:
                                 -----------------------------------
                             Name: Thomas V. Croal
                             Title: Executive Vice President,
                                    Chief Financial Officer and Secretary

                             RADIOLOGY SERVICES CORP.

                             By:
                                 -----------------------------------
                             Name: Thomas V. Croal
                             Title: Executive Vice President,
                                    Chief Financial Officer and Secretary

                             OPEN MRI, INC.

                             By:
                                 -----------------------------------
                             Name: Thomas V. Croal
                             Title: Executive Vice President,
                                    Chief Financial Officer and Secretary

                             MAXUM HEALTH CORP.

                             By:
                                 -----------------------------------
                             Name: Thomas V. Croal
                             Title: Executive Vice President,
                                    Chief Financial Officer and Secretary

                             RADIOSURGERY CENTERS, INC.

                             By:
                                 -----------------------------------
                             Name: Thomas V. Croal
                             Title: Executive Vice President,
                                    Chief Financial Officer and Secretary

                             MTS ENTERPRISES, INC.

                             By:
                                 -----------------------------------
                             Name: Thomas V. Croal
                             Title: Executive Vice President,
                                    Chief Financial Officer and Secretary

                             QUEST FINANCIAL SERVICES, INC.

                             By:
                                 -----------------------------------
                             Name: Thomas V. Croal
                             Title: Executive Vice President,
                                    Chief Financial Officer and Secretary

                             MAXUM HEALTH SERVICES CORP.

                             By:
                                 -----------------------------------
                             Name: Thomas V. Croal
                             Title: Executive Vice President,
                                    Chief Financial Officer and Secretary

                             DIAGNOSTEMPS, INC.

                             By:
                                 -----------------------------------
                             Name: Thomas V. Croal
                             Title: Executive Vice President,
                                    Chief Financial Officer and Secretary

                             DIAGNOSTIC SOLUTIONS CORP.

                             By:
                                 -----------------------------------
                             Name: Thomas V. Croal
                             Title: Executive Vice President,
                                    Chief Financial Officer and Secretary

                             MAXUM HEALTH SERVICES
                             OF NORTH TEXAS, INC.

                             By:
                                 -----------------------------------
                             Name: Thomas V. Croal
                             Title: Executive Vice President,
                                    Chief Financial Officer and Secretary

                             MAXUM HEALTH SERVICES
                             OF ARLINGTON, INC.

                             By:
                                 -----------------------------------
                             Name: Thomas V. Croal
                             Title: Executive Vice President,
                                    Chief Financial Officer and Secretary

                             MAXUM HEALTH SERVICES
                             OF DALLAS, INC.

                             By:
                                 -----------------------------------
                             Name: Thomas V. Croal
                             Title: Executive Vice President,
                                    Chief Financial Officer and Secretary

                             NDDC, INC.

                             By:
                                 -----------------------------------
                             Name: Thomas V. Croal
                             Title: Executive Vice President,

                                   Chief Financial Officer and Secretary

                             SIGNAL MEDICAL SERVICES, INC.

                             By:
                                 -----------------------------------
                             Name: Thomas V. Croal
                             Title: Executive Vice President,
                                    Chief Financial Officer and Secretary

                             MISSISSIPPI MOBILE TECHNOLOGY, INC.

                             By:
                                 -----------------------------------
                             Name: Thomas V. Croal
                             Title: Executive Vice President,
                                    Chief Financial Officer and Secretary

LENDERS:                     NATIONSBANK, N. A.,
                             individually in its capacity as a
                             Lender and in its capacity as Agent

                             By:
                                 -----------------------------------
                             Name:
                             Title:

                             THE BANK OF NOVA SCOTIA

                             By:
                                 -----------------------------------
                             Name:
                             Title:

                             BANKBOSTON, N.A.

                             By:
                                 -----------------------------------
                             Name:
                             Title:

                             BANQUE PARIBAS

                             By:
                                 -----------------------------------
                             Name:
                             Title:

                             BHF-BANK AKTIENGESELLSCHAFT

                             By:
                                 -----------------------------------
                             Name:
                             Title:

                             By:
                                 -----------------------------------
                             Name:
                             Title:

                             [Signatures continue]

                             DRESDNER BANK AG, NEW YORK BRANCH AND
                             GRAND CAYMAN BRANCH

                             By:
                                 -----------------------------------
                             Name:
                             Title:

                             By:
                                 -----------------------------------
                             Name:
                             Title:

                             IMPERIAL BANK, A CALIFORNIA BANKING
                                            CORPORATION

                             By:
                                 -----------------------------------
                             Name:
                             Title:

                             UNION BANK OF CALIFORNIA, N.A.

                             By:
                                 -----------------------------------
                             Name:
                             Title:

                             BANK POLSKA KASA OPIEKI, S.A.

                             By:
                                 -----------------------------------
                             Name:
                             Title:

TERMINATING LENDERS:       STRATA FUNDING LTD.

                             By:
                                 -----------------------------------
                             Name:
                             Title:

                             MERRILL LYNCH SENIOR FLOATING RATE
                             FUND, INC.

                             By:
                                 -----------------------------------
                             Name:
                             Title:

                             INDOSUEZ CAPITAL FUNDING II, LIMITED
                             By: Indosuez Capital Luxembourg, as
                                 Collateral Manager

                             By:
                                 -----------------------------------
                             Name:
                             Title:

                             VAN KAMPEN AMERICAN CAPITAL PRIME
                             RATE INCOME TRUST

                             By:
                                 -----------------------------------
                             Name:
                             Title:

                             ML CLO XV PILGRIM AMERICA (CAYMAN) LTD.

                             By:
                                 -----------------------------------
                             Name:
                             Title:

                             AMARA-1 FINANCE LTD.

                             By:
                                 -----------------------------------
                             Name:
                             Title:

                             HELLER FINANCIAL, INC.

                             By:
                                 -----------------------------------
                             Name:
                             Title:

                                  Schedule 1.1A

                                 JOINT VENTURES

                                  Schedule 1.1B

                                   INVESTMENTS

                                  Schedule 1.1C

                                      LIENS

                                  Schedule 1.1D

                                  GE EQUIPMENT

1 1990 GE 5X Sigma MR System, Order No. 861-101631

1 1994 GE CT9800 Upgraded to HiSpeed Advantage, Order No. 970-062282

                                 Schedule 2.1(a)

                        LENDER ADDRESSES AND COMMITMENTS

                              Schedule 3.3(b)(vii)

                           SPECIAL ASSET DISPOSITIONS

                                 Schedule 5.1(c)

                FORM OF LEGAL OPINION (GENERAL EXTERNAL COUNSEL)

                                 Schedule 5.1(f)

                               CORPORATE STRUCTURE

                                  Schedule 6.4

             REQUIRED CONSENTS, AUTHORIZATIONS, NOTICES AND FILINGS

                                  Schedule 6.9

                                   LITIGATION

                                  Schedule 6.12

                                      ERISA

                                  Schedule 6.13

                                  SUBSIDIARIES

                                  Schedule 6.15

                         INDEBTEDMNESS TO BE REFINANCED

                                  Schedule 6.16

                            ENVIRONMENTAL DISCLOSURES

                                  Schedule 6.17

                              INTELLECTUAL PROPERTY

                               Schedule 6.20(a)(i)

                             PRIMARY REAL PROPERTIES

                              Schedule 6.20(a)(ii)

                            SECONDARY REAL PROPERTIES

                                Schedule 6.20(b)

                              COLLATERAL LOCATIONS

                                Schedule 6.20(c)

                            CHIEF EXECUTIVE OFFICES/

                          PRINCIPAL PLACES OF BUSINESS

                                  Schedule 6.23

                                  BROKER'S FEES

                                  Schedule 7.6

                                    INSURANCE

                                  Schedule 8.1

                                  INDEBTEDNESS

                                  Schedule 8.16

                            EXISTING OPERATING LEASES

                                  Exhibit 1.1A

                            FORM OF PLEDGE AGREEMENT

         THIS PLEDGE AGREEMENT (this "Pledge Agreement") is entered into as of October 14, 1997 among INSIGHT HEALTH SERVICES CORP., a Delaware corporation (the "Borrower"), certain Subsidiaries of the Borrower (individually a "Guarantor", and collectively the "Guarantors"; together with the Borrower, individually a "Pledgor", and collectively the "Pledgors") and NATIONSBANK, N.A., in its capacity as agent (in such capacity, the "Agent") for the lenders from time to time party to the Credit Agreement described below (the "Lenders").

                                    RECITALS

         WHEREAS, pursuant to that certain Credit Agreement dated as of the date hereof (as amended, modified, extended, renewed or replaced from time to time, the "Credit Agreement") among the Borrower, the Guarantors, the Lenders and the Agent, the Lenders have agreed to make Loans and issue Letters of Credit upon the terms and subject to the conditions set forth therein; and

         WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement and the obligations of the Lenders to make their respective Loans and to issue Letters of Credit under the Credit Agreement that the Pledgors shall have executed and delivered this Pledge Agreement to the Agent for the ratable benefit of the Lenders.

         NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement. For purposes of this Pledge Agreement, the term "Lender" shall include any Affiliate of any Lender which has entered into a Hedging Agreement with the Borrower.

         2. Pledge and Grant of Security Interest. To secure the prompt payment and performance in full when due, whether by lapse of time or otherwise, of the Pledgor Obligations (as defined in Section 3 hereof), each Pledgor hereby pledges and assigns to the Agent, for the benefit of the Lenders, and grants to the Agent, for the benefit of the Lenders, a continuing security interest in any and all right, title and interest of such Pledgor in and to the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the "Pledged Collateral"):

                           (a) Pledged Shares. 100% (or, if less, the full amount owned by such Pledgor) of the issued and outstanding shares of capital stock owned by such Pledgor of each Subsidiary set forth on
         Schedule 2(a) attached hereto, in each case together with the certificates (or other agreements or instruments), if any, representing such shares, and all options and other rights, contractual or otherwise, with respect thereto (collectively, together with the shares of capital stock described in Section 2(b) and 2(c) below, the "Pledged Shares"), including, but not limited to, the following:

                           (y) all shares or securities representing a dividend
                  on any of the Pledged Shares, or representing a distribution or return of capital upon or in respect of the Pledged Shares, or resulting from a stock split, revision, reclassification or other exchange therefor, and any subscriptions, warrants, rights or options issued to the holder of, or otherwise in respect of, the Pledged Shares; and

                           (z) without affecting the obligations of the Pledgors
                  under any provision prohibiting such action hereunder or under the Credit Agreement, in the event of any consolidation or merger involving the issuer of any Pledged Shares and in which such issuer is not the surviving corporation, all shares of each class of the capital stock of the successor corporation formed by or resulting from such consolidation or merger.

                  (b) Additional Shares. 100% (or, if less, the full amount owned by such Pledgor) of the issued and outstanding shares of capital stock owned by such Pledgor of any Person which is not a Joint Venture and hereafter becomes a Subsidiary, including, without limitation, the certificates representing such shares.

                  (c) Other Equity Interests. Any and all other Capital Stock in each Pledgor in any Subsidiary which is not a Joint Venture.

                  (d) Proceeds. All proceeds and products of the foregoing, however and whenever acquired and in whatever form.

         Without limiting the generality of the foregoing, it is hereby specifically understood and agreed that a Pledgor may from time to time hereafter deliver additional shares of stock to the Agent as collateral security for the Pledgor Obligations. Upon delivery to the Agent, such additional shares of stock shall be deemed to be part of the Pledged Collateral of such Pledgor and shall be subject to the terms of this Pledge Agreement whether or not
Schedule 2(a) is amended to refer to such additional shares.

         3. Security for Pledgor Obligations. The security interest created hereby in the Pledged Collateral of each Pledgor constitutes continuing collateral security for all of the following, whether now existing or hereafter incurred (the "Pledgor Obligations"):

                  (a) In the case of the Borrower, the prompt performance and observance by the Borrower of all obligations of the Borrower under the Credit Agreement, the Notes, this Pledge Agreement and the other Credit Documents to which the Borrower is a party;

                  (b) In the case of the Guarantors, the prompt performance and observance by such Guarantor of all obligations of such Guarantor under the Credit Agreement, this Pledge Agreement and the other Credit Documents to which such Guarantor is a party, including, without limitation, its guaranty obligations arising under Section 4 of the Credit Agreement; and

                  (c) All other indebtedness, liabilities and obligations of any kind or nature, now existing or hereafter arising, owing from any Pledgor to any Lender or the Agent, howsoever evidenced, created, incurred or acquired, whether primary, secondary, direct, contingent, or joint and several, including, without limitation, all liabilities arising under Hedging Agreements and all obligations and liabilities incurred in connection with collecting and enforcing the Pledgor Obligations.

         4. Delivery of the Pledged Collateral. Each Pledgor hereby agrees that:

                  (a) Each Pledgor shall deliver to the Agent (i) simultaneously with or prior to the execution and delivery of this Pledge Agreement, all certificates representing the Pledged Shares of such Pledgor and
         (ii) promptly upon the receipt thereof by or on behalf of a Pledgor, all other certificates and instruments constituting Pledged Collateral of a Pledgor. Prior to delivery to the Agent, all such certificates and instruments constituting Pledged Collateral of a Pledgor shall be held in trust by such Pledgor for the benefit of the Agent pursuant hereto. All such certificates shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, substantially in the form provided in
         Exhibit 4(a) attached hereto.

                  (b) Additional Securities. If such Pledgor shall receive by virtue of its being or having been the owner of any Pledged Collateral, any (i) stock certificate, including without limitation, any certificate representing a stock dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock splits, spin-off or split-off, promissory notes or other instrument; (ii) option or right, whether as an addition to, substitution for, or an exchange for, any Pledged Collateral or otherwise; (iii) dividends payable in securities; or

         (iv) distributions of securities in connection with a partial or total liquidation, dissolution or reduction of capital, capital surplus or paid-in surplus, then such Pledgor shall receive such stock certificate, instrument, option, right or distribution in trust for the benefit of the Agent, shall segregate it from such Pledgor's other property and shall deliver it forthwith to the Agent in the exact form received together with any necessary endorsement and/or appropriate stock power duly executed in blank, substantially in the form provided in Exhibit 4(a), to be held by the Agent as Pledged Collateral and as further collateral security for the Pledgor Obligations.

                  (c) Financing Statements. Each Pledgor shall execute and deliver to the Agent such UCC or other applicable financing statements as may be reasonably requested by the Agent in order to perfect and protect the security interest created hereby in the Pledged Collateral of such Pledgor.

         5. Representations and Warranties. Each Pledgor hereby represents and warrants to the Agent, for the benefit of the Lenders, that so long as any of the Pledgor Obligations remain outstanding or any Credit Document or Hedging Agreement is in effect or any Letter of Credit shall remain outstanding, and until all of the Commitments shall have been terminated:

                  (a) Authorization of Pledged Shares. The Pledged Shares are duly authorized and validly issued, are fully paid and nonassessable and are not subject to the preemptive rights of any Person. All other shares of stock constituting Pledged Collateral will be duly authorized and validly issued, fully paid and nonassessable and not subject to the preemptive rights of any Person.

                  (b) Title. Each Pledgor has good and indefeasible title to the Pledged Collateral of such Pledgor and will at all times be the legal and beneficial owner of such Pledged Collateral free and clear of any Lien, other than Permitted Liens. There exists no "adverse claim" within the meaning of Section 8-302 of the Uniform Commercial Code as in effect in the State of New York (the "UCC") with respect to the Pledged Shares of such Pledgor.

                  (c) Exercising of Rights. The exercise by the Agent of its rights and remedies hereunder will not violate any law or governmental regulation or any material contractual restriction binding on or affecting a Pledgor or any of its property.

                  (d) Pledgor's Authority. No authorization, approval or action by, and no notice or filing with any Governmental Authority or with the issuer of any Pledged Stock is required either (i) for the pledge made by a Pledgor or for the granting of the security interest by a Pledgor pursuant to this Pledge Agreement or (ii) for the exercise by the Agent or the Lenders of their rights and remedies hereunder (except as may be required by laws affecting the offering and sale of securities).

                  (e) Security Interest/Priority. This Pledge Agreement creates a valid security interest in favor of the Agent for the benefit of the Lenders, in the Pledged Collateral. The taking possession by the Agent of the certificates representing the Pledged Shares and all other certificates and instruments constituting Pledged Collateral will perfect and establish the first priority of the Agent's security interest in the Pledged Shares and, when properly perfected by filing or registration, in all other Pledged Collateral represented by such Pledged Shares and instruments securing the Pledgor Obligations. Except as set forth in this Section 5(e), no action is necessary to perfect or otherwise protect such security interest.

                  (f) No Other Shares. No Pledgor owns any shares of stock other than as set forth on Schedule 2(a) attached hereto.

         6. Covenants. Each Pledgor hereby covenants, that so long as any of the Pledgor Obligations remain outstanding or any Credit Document or Hedging Agreement is in effect or any Letter of Credit shall remain outstanding, and until all of the Commitments shall have been terminated, such Pledgor shall:

                  (a) Books and Records. Mark its books and records (and shall cause the issuer of the Pledged Shares of such Pledgor to mark its books and records) to reflect the security interest granted to the Agent, for the benefit of the Lenders, pursuant to this Pledge Agreement.

                  (b) Defense of Title. Warrant and defend title to and ownership of the Pledged Collateral of such Pledgor at its own expense against the claims and demands of all other parties claiming an interest therein, keep the Pledged Collateral free from all Liens, except for Permitted Liens, and not sell, exchange, transfer, assign, lease or otherwise dispose of Pledged Collateral of such Pledgor or any interest therein, except as permitted under the Credit Agreement and the other Credit Documents.

                  (c) Further Assurances. Promptly execute and deliver at its expense all further instruments and documents and take all further action that may be necessary and desirable or that the Agent may reasonably request in order to (i) perfect and protect the security interest created hereby in the Pledged Collateral of such Pledgor (including without limitation any and all action necessary to satisfy the Agent that the Agent has obtained a first priority perfected security interest in any capital stock); (ii) enable the Agent to exercise and enforce its rights and remedies hereunder in respect of the Pledged Collateral of such Pledgor; and (iii) otherwise effect the purposes of this Pledge Agreement, including, without limitation and if requested by the Agent, delivering to the Agent irrevocable proxies in respect of the Pledged Collateral of such Pledgor.

                  (d) Amendments. Not make or consent to any amendment or other modification or waiver with respect to any of the Pledged Collateral of such Pledgor or enter into any agreement or allow to exist any restriction with respect to any of the Pledged Collateral of such Pledgor other than pursuant hereto or as may be permitted under the Credit Agreement.

                  (e) Compliance with Securities Laws. File all reports and other information now or hereafter required to be filed by such Pledgor with the United States Securities and Exchange Commission and any other state, federal or foreign agency in connection with the ownership of the Pledged Collateral of such Pledgor.

         7. Advances by Lenders. On failure of any Pledgor to perform any of the covenants and agreements contained herein, the Agent may, at its sole option and in its sole discretion, perform the same and in so doing may expend such sums as the Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures which the Agent or the Lenders may make for the protection of the security hereof or which may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Pledgors on a joint and several basis promptly upon timely notice thereof and demand therefor, shall constitute additional Pledgor Obligations and shall bear interest from the date said amounts are expended at the default rate specified in Section 3.1 of the Credit Agreement for Revolving Loans that are Base Rate Loans. No such performance of any covenant or agreement by the Agent or the Lenders on behalf of any Pledgor, and no such advance or expenditure therefor, shall relieve the Pledgors of any default under the terms of this Pledge Agreement, the other Credit Documents or any Hedging Agreement. The Lenders may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by a Pledgor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

         8. Events of Default. The occurrence of an event which under the Credit Agreement would constitute an Event of Default shall be an Event of Default hereunder (an "Event of Default").

         9.       Remedies.

                  (a) General Remedies. Upon the occurrence of an Event of Default and during the continuation thereof, the Agent and the Lenders shall have, in respect of the Pledged Collateral of any Pledgor, in addition to the rights and remedies provided herein, in the Credit Documents, in the Hedging Agreements or by law, the rights and remedies of a secured party under the UCC or any other applicable law.

                  (b) Sale of Pledged Collateral. Upon the occurrence of an Event of Default and during the continuation thereof, without limiting the generality of this Section and the Agent may, in its sole discretion, sell or otherwise dispose of or realize upon the Pledged Collateral, or any part thereof, in one or more parcels, at public or private sale, at any exchange or broker's board or elsewhere, at such price or prices and on such other terms as the Agent may deem commercially reasonable, for cash, credit or for future delivery or otherwise in accordance with applicable law. To the extent permitted by law, any Lender may in such event, bid for the purchase of such securities. Each Pledgor agrees that, to the extent notice of sale shall be required by law and has not been waived by such Pledgor, any requirement of reasonable notice shall be met if notice, specifying the place of any public sale or the time after which any private sale is to be made, is personally served on or mailed, postage prepaid, to such Pledgor, in accordance with the notice provisions of Section 11.1 of the Credit Agreement at least 10 days before the time of such sale. The Agent shall not be obligated to make any sale of Pledged Collateral of such Pledgor regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (c) Private Sale. Upon the occurrence of an Event of Default and during the continuation thereof, the Pledgors recognize that the Agent may deem it impracticable to effect a public sale of all or any part of the Pledged Shares or any of the securities constituting Pledged Collateral and that the Agent may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sale shall be deemed to have been made in a commercially reasonable manner and that the Agent shall have no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act of 1933. Each Pledgor further acknowledges and agrees that any offer to sell such securities which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such offer may be advertised without prior registration under the Securities Act of 1933), or (ii) made privately in the manner described above shall be deemed to involve a "public sale" under the UCC, notwithstanding that such sale may not constitute a "public offering" under the Securities Act of 1933, and the Agent may, in such event, bid for the purchase of such securities.

                  (d) Retention of Pledged Collateral. In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default, the Agent may, after providing the notices required by Section 9-505(2) of the UCC or otherwise complying with the requirements of applicable law of the relevant jurisdiction, retain all or any portion of the Pledged Collateral in satisfaction of the Pledgor Obligations. Unless and until the Agent shall have provided such notices, however, the Agent shall not be deemed to have retained any Pledged Collateral in satisfaction of any Pledgor Obligations for any reason.

                  (e) Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Agent or the Lenders are legally entitled, the Pledgors shall be jointly and severally liable for the deficiency, together with interest thereon at the default rate specified in Section 3.1 of the Credit Agreement for Revolving Loans that are Base Rate Loans, together with the costs of collection and the reasonable fees of any attorneys employed by the Agent to collect such deficiency. Any surplus remaining after the full payment and satisfaction of the Pledgor Obligations shall be returned to the Pledgors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

         10. Rights of the Agent.

                  (a) Power of Attorney. In addition to other powers of attorney contained herein, each Pledgor hereby designates and appoints the Agent, on behalf of the Lenders, and each of its designees or agents as attorney-in-fact of such Pledgor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuance of an Event of
         Default:

                                  (i) to demand, collect, settle, compromise,
                  adjust and give discharges and releases concerning the Pledged Collateral of such Pledgor, all as the Agent may reasonably determine;

                                 (ii) to commence and prosecute any actions at
                  any court for the purposes of collecting any of the Pledged Collateral of such Pledgor and enforcing any other right in respect thereof;

                                (iii) to defend, settle or compromise any action
                  brought and, in connection therewith, give such discharge or release as the Agent may deem reasonably appropriate;

                                 (iv) to pay or discharge taxes, liens, security
                  interests, or other encumbrances levied or placed on or threatened against the Pledged Collateral of such Pledgor;

                                  (v) to direct any parties liable for any
                  payment under any of the Pledged Collateral to make payment of any and all monies due and to become due thereunder directly to the Agent or as the Agent shall direct;

                                 (vi) to receive payment of and receipt for any
                  and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Pledged Collateral of such Pledgor;

                                (vii) to sign and endorse any drafts,
                  assignments, proxies, stock powers, verifications, notices and other documents relating to the Pledged Collateral of such Pledgor;

                               (viii) to settle, compromise or adjust any suit,
                  action or proceeding described above and, in connection therewith, to give such discharges or releases as the Agent may deem reasonably appropriate;

                                 (ix) execute and deliver all assignments,
                  conveyances, statements, financing statements, renewal financing statements, pledge agreements, affidavits, notices and other agreements, instruments and documents that the Agent may determine necessary in order to perfect and maintain the security interests and liens granted in this Pledge Agreement and in order to fully consummate all of the transactions contemplated therein;

                                  (x) to exchange any of the Pledged Collateral
                  of such Pledgor or other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Pledged Collateral of such Pledgor with any committee, depository, transfer agent, registrar or other designated agency upon such terms as the Agent may determine; and

                                 (xi) to do and perform all such other acts and
                  things as the Agent may reasonably deem to be necessary, proper or convenient in connection with the Pledged Collateral of such Pledgor.

         This power of attorney is a power coupled with an interest and shall be irrevocable (i) for so long as any of the Pledgor Obligations remain outstanding, any Credit Document or any Hedging Agreement is in effect or any Letter of Credit shall remain outstanding and (ii) until all of the Commitments shall have been terminated. The Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Agent in this Pledge Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Agent solely to protect, preserve and realize upon its security interest in Pledged Collateral.

                  (b) Performance by the Agent of Pledgor's Obligations. If any Pledgor fails to perform any agreement or obligation contained herein, the Agent itself may perform, or cause performance of, such agreement or obligation, and the expenses of the Agent incurred in connection therewith shall be payable by the Pledgors on a joint and several basis pursuant to Section 13 hereof.

                  (c) Assignment by the Agent. The Agent may from time to time assign the Pledgor Obligations and any portion thereof and/or the Pledged Collateral and any portion thereof, and the assignee shall be entitled to all of the rights and remedies of the Agent under this Pledge Agreement in relation thereto.

                  (d) The Agent's Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Pledged Collateral while being held by the Agent hereunder, the Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that Pledgors shall be responsible for preservation of all rights in the Pledged Collateral of such Pledgor, and the Agent shall be relieved of all responsibility for Pledged Collateral upon surrendering it or tendering the surrender of it to the Pledgors. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which the Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Agent shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Agent has or is deemed to have knowledge of such matters; or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

                  (e)      Voting Rights in Respect of the Pledged Collateral.

                                  (i) So long as no Event of Default shall have
                  occurred and be continuing, to the extent permitted by law, each Pledgor may exercise any and all voting and other consensual rights pertaining to the Pledged Collateral of such Pledgor or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement or the Credit Agreement; and

                                 (ii) Upon the occurrence and during the
                  continuance of an Event of Default, all rights of a Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to paragraph (i) of this Section shall cease and all such rights shall thereupon become vested in the Agent which shall then have the sole right to exercise such voting and other consensual rights.

                  (f)      Dividend Rights in Respect of the Pledged Collateral.

                                  (i) So long as no Event of Default shall have
                  occurred and be continuing and subject to Section 4(b) hereof, each Pledgor may receive and retain any and all dividends (other than stock dividends and other dividends constituting Pledged Collateral which are addressed hereinabove) or interest paid in respect of the Pledged Collateral to the extent they are allowed under the Credit Agreement.

                                 (ii) Upon the occurrence and during the
                  continuance of an Event of Default:

                                    (A) all rights of a Pledgor to receive the
                           dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to paragraph (i) of this Section shall cease and all such rights shall thereupon be vested in the Agent which shall then have the sole right to receive and hold as Pledged Collateral such dividends and interest payments; and

                                    (B) all dividends and interest payments
                           which are received by a Pledgor contrary to the provisions of paragraph (A) of this Section shall be received in trust for the benefit of the Agent, shall be segregated from other property or funds of such Pledgor, and shall be forthwith paid over to the Agent as Pledged Collateral in the exact form received, to be held by the Agent as Pledged Collateral and as further collateral security for the Pledgor Obligations.

                  (g) Release of Pledged Collateral. The Agent may release any of the Pledged Collateral from this Pledge Agreement or may substitute any of the Pledged Collateral for other Pledged Collateral without altering, varying or diminishing in any way the force, effect, lien, pledge or security interest of this Pledge Agreement as to any Pledged Collateral not expressly released or substituted, and this Pledge Agreement shall continue as a first priority lien on all Pledged Collateral not expressly released or substituted.

         11. Rights of Required Lenders. All rights of the Agent hereunder, if not exercised by the Agent, may be exercised by the Required Lenders.

         12. Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default, any payments in respect of the Pledgor Obligations and any proceeds of any Pledged Collateral, when received by the Agent or any of the Lenders in cash or its equivalent, will be applied in reduction of the Pledgor Obligations in the order set forth in Section 3.15(b) of the Credit Agreement, and each Pledgor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Agent shall have the continuing and exclusive right to apply and reapply any and all such payments and proceeds in the Agent's sole discretion, notwithstanding any entry to the contrary upon any of its books and records.

         13. Costs of Counsel. At all times hereafter, the Pledgors agree to promptly pay upon demand any and all reasonable costs and expenses of the Agent or the Lenders, (a) as required under Section 11.5 of the Credit Agreement and
(b) as necessary to protect the Pledged Collateral or to exercise any rights or remedies under this Pledge Agreement or with respect to any Pledged Collateral. All of the foregoing costs and expenses shall constitute Pledgor Obligations hereunder.

         14.      Continuing Agreement.

                  (a) This Pledge Agreement shall be a continuing agreement in every respect and shall remain in full force and effect so long as any of the Pledgor Obligations remain outstanding or any Credit Document or Hedging Agreement is in effect or any Letter of Credit shall remain outstanding, and until all of the Commitments thereunder shall have terminated (other than any obligations with respect to the indemnities and the representations and warranties set forth in the Credit Documents). Upon such payment and termination, this Pledge Agreement shall be automatically terminated and the Agent and the Lenders shall, upon the request and at the expense of the Pledgors, forthwith release all of its liens and security interests hereunder and shall executed and deliver all UCC termination statements and/or other documents reasonably requested by the Pledgors evidencing such termination. Notwithstanding the foregoing all releases and indemnities provided hereunder shall survive termination of this Pledge Agreement.

                  (b) This Pledge Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Pledgor Obligations is rescinded or must otherwise be restored or returned by the Agent or any Lender as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event payment of all or any part of the Pledgor Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including without limitation any reasonable legal fees and disbursements) incurred by the Agent or any Lender in defending and enforcing such reinstatement shall be deemed to be included as a part of the Pledgor Obligations.

         15. Amendments; Waivers; Modifications. This Pledge Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 11.6 of the Credit Agreement.

         16. Successors in Interest. This Pledge Agreement shall create a continuing security interest in the Collateral and shall be binding upon each Pledgor, its successors and assigns and shall inure, together with the rights and remedies of the Agent and the Lenders hereunder, to the benefit of the Agent and the Lenders and their successors and permitted assigns; provided, however, that none of the Pledgors may assign its rights or delegate its duties hereunder without the prior written consent of each Lender or the Required Lenders, as required by the Credit Agreement. To the fullest extent permitted by law, each Pledgor hereby releases the Agent and each Lender, and its successors and assigns, from any liability for any act or omission relating to this Pledge Agreement or the Collateral, except for any liability arising from the gross negligence or willful misconduct of the Agent, or such Lender, or its officers, employees or agents.

         17. Notices. All notices required or permitted to be given under this Pledge Agreement shall be in conformance with Section 11.1 of the Credit Agreement.

         18. Counterparts. This Pledge Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Pledge Agreement to produce or account for more than one such counterpart.

         19. Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Pledge Agreement.

         20.      Governing Law; Submission to Jurisdiction; Venue.

                  (a) THIS PLEDGE AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Security Agreement may be brought in the courts of the State of North Carolina, or of the United States for the Western District of North Carolina, and, by execution and delivery of this Security Agreement, each Pledgor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of such courts. Each Pledgor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address for notices pursuant to Section 11.1 of the Credit Agreement, such service to become effective 30 days after such mailing. Nothing herein shall affect the right of the Agent to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against any Pledgor in any other jurisdiction.

                  (b) Each Pledgor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Pledge Agreement brought in the courts referred to in subsection
         (a) hereof and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

         21. Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES TO THIS PLEDGE AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         22. Severability. If any provision of any of the Pledge Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

         23. Entirety. This Pledge Agreement, the other Credit Documents and the Hedging Agreements represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Credit Documents, the Hedging Agreements or the transactions contemplated herein and therein.

         24. Survival. All representations and warranties of the Pledgors hereunder shall survive the execution and delivery of this Pledge Agreement, the other Credit Documents and the Hedging Agreements, the delivery of the Notes and the making of the Loans and the issuance of the Letters of Credit under the Credit Agreement.

         25. Other Security. To the extent that any of the Pledgor Obligations are now or hereafter secured by property other than the Pledged Collateral (including, without limitation, real and other personal property owned by a Pledgor), or by a guarantee, endorsement or property of any other Person, then the Agent and the Lenders shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of any Event of Default, and the Agent and the Lenders have the right, in their sole discretion, to determine which rights, security, liens, security interests or remedies the Agent and the Lenders shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or any of the Agent's and the Lenders' rights or the Pledgor Obligations under this Pledge Agreement, under any other of the Credit Documents or under any Hedging Agreement.

         26.      Joint and Several Obligations of Pledgors.

                  (a) Each of the Pledgors is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the Lenders under the Credit Agreement, for the mutual benefit, directly and indirectly, of each of the Pledgors and in consideration of the undertakings of each of the Pledgors to accept joint and several liability for the obligations of each of them.

                  (b) Each of the Pledgors jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Pledgors with respect to the payment and performance of all of the Pledgor Obligations arising under this Pledge Agreement, the other Credit Documents and the Hedging Agreements, it being the intention of the parties hereto that all the Pledgor Obligations shall be the joint and several obligations of each of the Pledgors without preferences or distinction among them.

                  (c) Notwithstanding any provision to the contrary contained herein or in any other of the Credit Documents, to the extent the obligations of a Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of each Guarantor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the Bankruptcy Code).

[The remainder of this page is intentionally left blank.]

         Each of the parties hereto has caused a counterpart of this Pledge Agreement to be duly executed and delivered as of the date first above written.

BORROWER:                           INSIGHT HEALTH SERVICES CORP.,
                                    a Delaware corporation

                                    By:

                                    Name:
                                    Title:

GUARANTORS:                         INSIGHT HEALTH CORP.

                                    By:

                                    Name:  Thomas V. Croal
                                    Title: Executive Vice President,
                                           Chief Financial Officer and Secretary

                                    RADIOLOGY SERVICES CORP.

                                    By:

                                    Name:  Thomas V. Croal
                                    Title: Executive Vice President,
                                           Chief Financial Officer and Secretary

                                    OPEN MRI, INC.

                                    By:

                                    Name:  Thomas V. Croal
                                    Title: Executive Vice President,
                                           Chief Financial Officer and Secretary

                                    MAXUM HEALTH CORP.

                                    By:
                                    Name:  Thomas V. Croal
                                    Title: Executive Vice President,
                                           Chief Financial Officer and Secretary

                                    [Signatures Continued]

                                    RADIOSURGERY CENTERS, INC.

                                    By:
                                    Name:  Thomas V. Croal
                                    Title: Executive Vice President,
                                           Chief Financial Officer and Secretary

                                    MTS ENTERPRISES, INC.

                                    By:

                                    Name:  Thomas V. Croal
                                    Title: Executive Vice President,
                                           Chief Financial Officer and Secretary

                                    QUEST FINANCIAL SERVICES, INC.

                                    By:

                                    Name:  Thomas V. Croal
                                    Title: Executive Vice President,
                                           Chief Financial Officer and Secretary

                                    MAXUM HEALTH SERVICES CORP.

                                    By:

                                    Name:  Thomas V. Croal
                                    Title: Executive Vice President,
                                           Chief Financial Officer and Secretary

                                    DIAGNOSTEMPS, INC.

                                    By:

                                    Name:  Thomas V. Croal
                                    Title: Executive Vice President,
                                           Chief Financial Officer and Secretary

                                    [Signatures Continued]

                                    DIAGNOSTIC SOLUTIONS CORP.

                                    By:

                                    Name:  Thomas V. Croal
                                    Title: Executive Vice President,
                                           Chief Financial Officer and Secretary

                                    MAXUM HEALTH SERVICES
                                    OF NORTH TEXAS, INC.

                                    By:

                                    Name:  Thomas V. Croal
                                    Title: Executive Vice President,
                                           Chief Financial Officer and Secretary

                                    MAXUM HEALTH SERVICES
                                    OF ARLINGTON, INC.

                                    By:

                                    Name:  Thomas V. Croal
                                    Title: Executive Vice President,

                                           Chief Financial Officer and Secretary

                                    MAXUM HEALTH SERVICES
                                    OF DALLAS, INC.

                                    By:
                                    Name:  Thomas V. Croal
                                    Title: Executive Vice President,
                                           Chief Financial Officer and Secretary

                                    NDDC, INC..

                                    By:
                                    Name:  Thomas V. Croal
                                    Title: Executive Vice President,
                                           Chief Financial Officer and Secretary

                                    [Signatures Continued]

         Accepted and agreed to in Charlotte, North Carolina as of the date first above written.

                                    NATIONSBANK, N.A., as Agent

                                    By:
                                    Name:
                                    Title:

                                  Schedule 2(a)

                                       to

                                Pledge Agreement

                          dated as of October 14, 1997

                          in favor of NationsBank, N.A.

                                    as Agent

                                  PLEDGED STOCK

Pledgor:  Insight Health Services Corp.


Name of Subsidiary           Number of Shares       Certificate       Percentage
                                                    Number            Ownership
Subsidiaries





Pledgor:


Name of Subsidiary           Number of Shares       Certificate       Percentage
                                                    Number            Ownership
Subsidiaries





                                  Exhibit 4(a)

                                       to

                                Pledge Agreement

                          dated as of October 14, 1997

                          in favor of NationsBank, N.A.

                                    as Agent

                             Irrevocable Stock Power

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to the following shares of capital stock of _____________________, a ___________ corporation:



           No. of Shares                      Certificate No.




and irrevocably appoints __________________________________ its agent and attorney-in-fact to transfer all or any part of such capital stock and to take all necessary and appropriate action to effect any such transfer. The agent and attorney-in-fact may substitute and appoint one or more persons to act for him. The effectiveness of a transfer pursuant to this stock power shall be subject to any and all transfer restrictions referenced on the face of the certificates evidencing such interest or in the certificate of incorporation or bylaws of the subject corporation, to the extent they may from time to time exist.

                                                    ---------------,
                                                    a ______________ corporation

                                                    By:
                                                    Name:
                                                    Title:

                                  Exhibit 1.1B

                           FORM OF SECURITY AGREEMENT

         THIS SECURITY AGREEMENT (this "Security Agreement") is entered into as of October 14, 1997 among INSIGHT HEALTH SERVICES CORP., a Delaware corporation (the "Borrower"), certain Subsidiaries of the Borrower (individually a "Guarantor" and collectively the "Guarantors"; together with the Borrower, individually an "Obligor", and collectively the "Obligors") and NATIONSBANK, N.A., in its capacity as agent (in such capacity, the "Agent") for the lenders from time to time party to the Credit Agreement described below (the "Lenders").

                                    RECITALS

         WHEREAS, pursuant to that certain Credit Agreement, dated as of the date hereof (as amended, modified, extended, renewed or replaced from time to time, the "Credit Agreement"), among the Borrower, the Guarantors, the Lenders and the Agent, the Lenders have agreed to make Loans and issue Letters of Credit upon the terms and subject to the conditions set forth therein; and

         WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement and the obligations of the Lenders to make their respective Loans and to issue Letters of Credit under the Credit Agreement that the Obligors shall have executed and delivered this Security Agreement to the Agent for the ratable benefit of the Lenders.

         NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1.       Definitions.

                  (a) Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement, and the following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: Accounts, Chattel Paper, Deposit Accounts, Documents, Equipment, Farm Products, Fixtures, General Intangibles, Instruments, Inventory and Proceeds. For purposes of this Security Agreement, the term "Lender" shall include any Affiliate of any Lender which has entered into a Hedging Agreement with the Borrower.

                  (b) In addition, the following terms shall have the following meanings:

                  "Copyright Licenses": any written agreement, naming any Obligor as licensor, granting any right under any Copyright including, without limitation, any thereof referred to in Schedule 1(b) hereto.

                  "Copyrights": (a) all registered United States copyrights in all Works, now existing or hereafter created or acquired, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Copyright office including, without limitation, any thereof referred to in Schedule 1(b) hereto, and (b) all renewals thereof including, without limitation, any thereof referred to in Schedule 1(b) hereto.

                  "Patent License": all agreements, whether written or oral, providing for the grant by or to an Obligor of any right to manufacture, use or sell any invention covered by a Patent, including, without limitation, any thereof referred to in Schedule 1(b) hereto.

                  "Patents": (a) all letters patent of the United States or any other country and all reissues and extensions thereof, including, without limitation, any thereof referred to in Schedule 1(b) hereto, and (b) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any thereof referred to in Schedule 1(b) hereto.

                  "Secured Obligations": the collective reference to the following:

                                    (a) In the case of the Borrower, the prompt
                  performance and observance by the Borrower of all obligations of the Borrower under the Credit Agreement, the Notes, this Security Agreement and the other Credit Documents to which the Borrower is a party;

                                    (b) In the case of the Guarantors, the
                  prompt performance and observance by such Guarantor of all obligations of such Guarantor under the Credit Agreement, this Security Agreement and the other Credit Documents to which such Guarantor is a party, including, without limitation, its guaranty obligations arising under Section 4 of the Credit Agreement; and

                                    (c) All other indebtedness, liabilities and
                  obligations of any kind or nature, now existing or hereafter arising, owing from any Obligor to any Lender or the Agent, howsoever evidenced, created, incurred or acquired, whether primary, secondary, direct, contingent, or joint and several, including, without limitation, all liabilities arising under Hedging Agreements and all obligations and liabilities incurred in connection with collecting and enforcing the Secured Obligations.

                  "Trademark License": means any agreement, written or oral, providing for the grant by or to an Obligor of any right to use any Trademark, including, without limitation, any thereof referred to in
         Schedule 1(b) hereto.

                  "Trademarks": (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, including, without limitation, any thereof referred to in Schedule 1(b) hereto, and (b) all renewals thereof.

                  "Work": any work which is subject to copyright protection pursuant to Title 17 of the United States Code.

         2. Grant of Security Interest in the Collateral. To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration or otherwise, of the Secured Obligations, each Obligor hereby grants to the Agent, for the benefit of the Lenders, a continuing security interest in, and a right to set off against, any and all right, title and interest of such Obligor in and to the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the "Collateral"):

                       (a)     all Accounts;

                       (b)     all Chattel Paper;

                       (c)     all Copyrights;

                       (d)     all Copyright Licenses;

                       (e)     all Deposit Accounts;

                       (f)     all Documents;

                       (g)     all Equipment;

                       (h)     all Fixtures;

                       (i)     all General Intangibles;

                       (j)     all Instruments;

                       (k)     all Inventory;

                       (l)     all Patents;

                       (m)     all Patent Licenses;

                       (n)     all Trademarks;

                       (o)     all Trademark Licenses;

                       (p) all books, records, ledger cards, files,
                 correspondence, computer programs, tapes, disks, and related data processing software (owned by such Obligor or in which it has an interest) that at any time evidence or contain information relating to any Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon; and

                       (q) to the extent not otherwise included,
                 all Proceeds and products of any and all of the foregoing.

         The Obligors and the Agent, on behalf of the Lenders, hereby acknowledge and agree that the security interest created hereby in the Collateral (i) constitutes continuing collateral security for all of the Secured Obligations, whether now existing or hereafter arising and (ii) is not to be construed as an assignment of any Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks or Trademark Licenses.

         3.       Provisions Relating to Accounts.

                  (a) Anything herein to the contrary notwithstanding, each of the Obligors shall remain liable under each of the Accounts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account. Neither the Agent nor any Lender shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Security Agreement or the receipt by the Agent or any Lender of any payment relating to such Account pursuant hereto, nor shall the Agent or any Lender be obligated in any manner to perform any of the obligations of an Obligor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                  (b) Once during each calendar year (upon reasonable notice) or at any time after the occurrence and during the continuation of an Event of Default, the Agent shall have the right, but not the obligation, during normal business hours, to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and the Obligors shall furnish all such assistance and information as the Agent may require in connection with such test verifications. At any time and from time to time, upon the Agent's request and at the expense of the Obligors, the Obligors shall cause independent public accountants or others satisfactory to the Agent to furnish to the Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts. The Agent in its own name or in the name of others may communicate with account debtors on the Accounts to verify with them to the Agent's satisfaction the existence, amount and terms of any Accounts.

         4. Representations and Warranties. Each Obligor hereby represents and warrants to the Agent, for the benefit of the Lenders, that so long as any of the Secured Obligations remain outstanding or any Credit Document or Hedging Agreement is in effect or any Letter of Credit shall remain outstanding, and until all of the Commitments shall have been terminated:

                  (a) Chief Executive Office; Books & Records. Each Obligor's chief executive office and chief place of business is (and for the prior four months have been) located at the locations set forth on
         Schedule 4(a) hereto, and each Obligor keeps its books and records at such locations.

                  (b) Location of Collateral. The location of all Collateral owned by each Obligor is as shown on Schedule 4(b) hereto.

                  (c) Ownership. Each Obligor is the legal and beneficial owner of its Collateral and has the right to pledge, sell, assign or transfer the same. Each Obligor's legal name is as shown in this Security Agreement and no Obligor has in the past four months changed its name, been party to a merger, consolidation or other change in structure or used any tradename except as set forth in Schedule 4(c) attached hereto.

                  (d) Security Interest/Priority. This Security Agreement creates a valid security interest in favor of the Agent, for the benefit of the Lenders, in the Collateral of such Obligor and, when properly perfected by filing, shall constitute a valid perfected security interest in such Collateral, to the extent such security can be perfected by filing under the UCC, free and clear of all Liens except for Permitted Liens.

                  (e) Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

                  (f) Accounts. (i) Each Account of the Obligors and the papers and documents relating thereto are genuine and in all material respects what they purport to be, (ii) each Account arises out of (A) a bona fide sale of goods sold and delivered by such Obligor (or is in the process of being delivered) or (B) services theretofore actually rendered by such Obligor to, the account debtor named therein, (iii) no Account of an Obligor is evidenced by any Instrument or Chattel Paper unless such Instrument or Chattel Paper has been theretofore endorsed over and delivered to the Agent and (iv) no surety bond was required or given in connection with any Account of an Obligor or the contracts or purchase orders out of which they arose.

                  (g) Inventory. No Inventory is held by an Obligor pursuant to consignment, sale or return, sale on approval or similar arrangement.

                  (h)      Copyrights, Patents and Trademarks.

                                    (i) Schedule 1(b) hereto includes all
                  Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks and Trademark Licenses owned by the Obligors in their own names as of the date hereof.

                                    (ii) To the best of each Obligor's
                  knowledge, each Copyright, Patent and Trademark of such Obligor is valid, subsisting, unexpired, enforceable and has not been abandoned.

                                    (iii) Except as set forth in Schedule 1(b)
                  hereto, none of such Copyrights, Patents and Trademarks is the subject of any licensing or franchise agreement.

                                    (iv) No holding, decision or judgment has
                  been rendered by any Governmental Authority which would limit, cancel or question the validity of any Copyright, Patent or Trademark.

                                    (v) No action or proceeding is pending
                  seeking to limit, cancel or question the validity of any Copyright, Patent or Trademark, or which, if adversely determined, would have a material adverse effect on the value of any Copyright, Patent or Trademark.

                                    (vi) All applications pertaining to the
                  Copyrights, Patents and Trademarks of each Obligor have been duly and properly filed, and all registrations or letters pertaining to such Copyrights, Patents and Trademarks have been duly and properly filed and issued, and all of such Copyrights, Patents and Trademarks are valid and enforceable.

                                    (vii) No Obligor has made any assignment or
                  agreement in conflict with the security interest in the Copyrights, Patents or Trademarks of each Obligor hereunder.

         5. Covenants. Each Obligor covenants that, so long as any of the Secured Obligations remain outstanding or any Credit Document or Hedging Agreement is in effect or any Letter of Credit shall remain outstanding, and until all of the Commitments shall have been terminated, such Obligor shall:

                  (a) Other Liens. Defend the Collateral against the claims and demands of all other parties claiming an interest therein, keep the Collateral free from all Liens, except for Permitted Liens, and not sell, exchange, transfer, assign, lease or otherwise dispose of the Collateral or any interest therein, except as permitted under the Credit Agreement.

                  (b) Preservation of Collateral. Keep the Collateral in good order, condition and repair and not use the Collateral in violation of the provisions of this Security Agreement or any other agreement relating to the Collateral or any policy insuring the Collateral or any applicable statute, law, bylaw, rule, regulation or ordinance.

                  (c) Instruments/Chattel Paper. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper, immediately deliver such Instrument or Chattel Paper to the Agent, duly indorsed in a manner satisfactory to the Agent, to be held as Collateral pursuant to this Security Agreement.

                  (d) Change in Location. Not, without providing 30 days prior written notice to the Agent and without filing such amendments to any previously filed financing statements as the Agent may require, (a) change the location of its chief executive office and chief place of business (as well as its books and records) from the locations set forth on Schedule 4(a) hereto, (b) change the location of its Collateral from the locations set forth for such Obligor on Schedule 4(b) hereto, or (c) change its name, be party to a merger, consolidation or other change in structure or use any tradename other than as set forth on Schedule 4(c) attached hereto.

                  (e) Inspection. Upon reasonable notice, and during reasonable hours, at all times allow the Agent or its representatives to visit and inspect the Collateral as set forth in Section 7.10 of the Credit Agreement.

                  (f) Perfection of Security Interest. Execute and deliver to the Agent such agreements, assignments or instruments (including affidavits, notices, reaffirmations and amendments and restatements of existing documents, as the Agent may reasonably request) and do all such other things as the Agent may reasonably deem necessary or appropriate (i) to assure to the Agent its security interests hereunder, including (A) such financing statements (including renewal statements) or amendments thereof or supplements thereto or other instruments as the Agent may from time to time reasonably request in order to perfect and maintain the security interests granted hereunder in accordance with the UCC, (B) with regard to Copyrights, a Notice of Grant of Security Interest in Copyrights in the form of Schedule 5(f)(i), (C) with regard to Patents, a Notice of Grant of Security Interest in Patents for filing with the United States Patent and Trademark Office in the form of Schedule 5(f)(ii) attached hereto and
         (D) with regard to Trademarks, a Notice of Grant of Security Interest in Trademarks for filing with the United States Patent and Trademark Office in the form of Schedule 5(f)(iii) attached hereto, (ii) to consummate the transactions contemplated hereby and (iii) to otherwise protect and assure the Agent of its rights and interests hereunder. To that end, each Obligor agrees that the Agent may file one or more financing statements disclosing the Agent's security interest in any or all of the Collateral of such Obligor without, to the extent permitted by law, such Obligor's signature thereon, and further each Obligor also hereby irrevocably makes, constitutes and appoints the Agent, its nominee or any other person whom the Agent may designate, as such Obligor's attorney in fact with full power and for the limited purpose to sign in the name of such Obligor any such financing statements, or amendments and supplements to financing statements, renewal financing statements, notices or any similar documents which in the Agent's reasonable discretion would be necessary, appropriate or convenient in order to perfect and maintain perfection of the security interests granted hereunder, such power, being coupled with an interest, being and remaining irrevocable so long as the Credit Agreement is in effect or any amounts payable thereunder or under any other Credit Document, any Letter of Credit or any Hedging Agreement shall remain outstanding, and until all of the Commitments thereunder shall have terminated. Each Obligor hereby agrees that a carbon, photographic or other reproduction of this Security Agreement or any such financing statement is sufficient for filing as a financing statement by the Agent without notice thereof to such Obligor wherever the Agent may in its sole discretion desire to file the same. In the event for any reason the law of any jurisdiction other than New York becomes or is applicable to the Collateral of any Obligor or any part thereof, or to any of the Secured Obligations, such Obligor agrees to execute and deliver all such instruments and to do all such other things as the Agent in its sole discretion reasonably deems necessary or appropriate to preserve, protect and enforce the security interests of the Agent under the law of such other jurisdiction (and, if an Obligor shall fail to do so promptly upon the request of the Agent, then the Agent may execute any and all such requested documents on behalf of such Obligor pursuant to the power of attorney granted hereinabove). If any Collateral is in the possession or control of an Obligor's agents and the Agent so requests, such Obligor agrees to notify such agents in writing of the Agent's security interest therein and, upon the Agent's request, instruct them to hold all such Collateral for the Lenders' account and subject to the Agent's instructions. Each Obligor agrees to mark its books and records to reflect the security interest of the Agent in the Collateral.

                  (g) Treatment of Accounts. Not grant or extend the time for payment of any Account, or compromise or settle any Account for less than the full amount thereof, or release any person or property, in whole or in part, from payment thereof, or allow any credit or discount thereon, other than as normal and customary in the ordinary course of an Obligor's business.

                  (h)      Covenants Relating to Copyrights.

                                    (i) Employ the Copyright for each Work with
                  such notice of copyright as may be required by law to secure copyright protection.

                                    (ii) Not do any act or knowingly omit to do
                  any act whereby any material Copyright may become invalidated and (A) not do any act, or knowingly omit to do any act, whereby any material Copyright may become injected into the public domain; (B) notify the Agent immediately if it knows, or has reason to know, that any material Copyright may become injected into the public domain or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any court or tribunal in the United States or any other country) regarding an Obligor's ownership of any such Copyright or its validity; (C) take all necessary steps as it shall deem appropriate under the circumstances, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of each material Copyright owned by an Obligor including, without limitation, filing of applications for renewal where necessary; and (D) promptly notify the Agent of any material infringement of any material Copyright of an Obligor of which it becomes aware and take such actions as it shall reasonably deem appropriate under the circumstances to protect such Copyright, including, where appropriate, the bringing of suit for infringement, seeking injunctive relief and seeking to recover any and all damages for such infringement.

                                    (iii) Not make any assignment or agreement
                  in conflict with the security interest in the Copyrights of each Obligor hereunder.

                  (i)      Covenants Relating to Patents and Trademarks.

                                    (i) (A) Continue to use each Trademark on
                  each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (B) maintain as in the past the quality of products and services offered under such Trademark, (C) employ such Trademark with the appropriate notice of registration, (D) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Agent, for the ratable benefit of the Lenders, shall obtain a perfected security interest in such mark pursuant to this Security Agreement, and (E) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated.

                                    (ii) Not do any act, or omit to do any act,
                  whereby any Patent may become abandoned or dedicated.

                                    (iii) Notify the Agent and the Lenders
                  immediately if it knows, or has reason to know, that any application or registration relating to any Patent or Trademark may become abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country) regarding an Obligor's ownership of any Patent or Trademark or its right to register the same or to keep and maintain the same.

                                    (iv) Whenever an Obligor, either by itself
                  or through an agent, employee, licensee or designee, shall file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, an Obligor shall report such filing to the Agent and the Lenders within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Agent, an Obligor shall execute and deliver any and all agreements, instruments, documents and papers as the Agent may request to evidence the Agent's and the Lenders' security interest in any Patent or Trademark and the goodwill and general intangibles of an Obligor relating thereto or represented thereby.

                                    (v) Take all reasonable and necessary steps,
                  including, without limitation, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the Patents and Trademarks, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

                                    (vi) Promptly notify the Agent and the
                  Lenders after it learns that any Patent or Trademark included in the Collateral is infringed, misappropriated or diluted by a third party and promptly sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as it shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark.

                                    (vii) Not make any assignment or agreement
                  in conflict with the security interest in the Patents or Trademarks of each Obligor hereunder.

                  (j) New Patents, Copyrights and Trademarks. Promptly provide the Agent with (i) a listing of all applications, if any, for new Copyrights, Patents or Trademarks (together with a listing of the issuance of registrations or letters on present applications), which new applications and issued registrations or letters shall be subject to the terms and conditions hereunder, and (ii) (A) with respect to Copyrights, a duly executed Notice of Security Interest in Copyrights,
         (B) with respect to Patents, a duly executed Notice of Security Interest in Patents, (C) with respect to Trademarks, a duly executed Notice of Security Interest in Trademarks or (D) such other duly executed documents as the Agent may request in a form acceptable to counsel for the Agent and suitable for recording to evidence the security interest in the Copyright, Patent or Trademark which is the subject of such new application.

                  (k) Insurance. Insure, repair and replace the Collateral of such Obligor as set forth in the Credit Agreement. All insurance proceeds shall be subject to the security interest of the Agent hereunder.

         6. Advances by Lenders. On failure of any Obligor to perform any of the covenants and agreements contained herein, the Agent may, at its sole option and in its sole discretion, perform the same and in so doing may expend such sums as the Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures which the Agent or the Lenders may make for the protection of the security hereof or which may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Obligors on a joint and several basis promptly upon timely notice thereof and demand therefor, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at the default rate specified in Section 3.1 of the Credit Agreement for Revolving Loans that are Base Rate Loans. No such performance of any covenant or agreement by the Agent or the Lenders on behalf of any Obligor, and no such advance or expenditure therefor, shall relieve the Obligors of any default under the terms of this Security Agreement, the other Credit Documents or any Hedging Agreement. The Lenders may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by an Obligor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

         7.       Events of Default.

         The occurrence of an event which under the Credit Agreement would constitute an Event of Default shall be an Event of Default hereunder (an "Event of Default").

         8.       Remedies.

                  (a) General Remedies. Upon the occurrence of an Event of Default and during continuation thereof, the Lenders shall have, in addition to the rights and remedies provided herein, in the Credit Documents, in the Hedging Agreements or by law (including, but not limited to, the rights and remedies set forth in the Uniform Commercial Code of the jurisdiction applicable to the affected Collateral), the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights and remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further, the Agent may, with or without judicial process or the aid and assistance of others, (i) enter on any premises on which any of the Collateral may be located and, without resistance or interference by the Obligors, take possession of the Collateral, (ii) dispose of any Collateral on any such premises, (iii) require the Obligors to assemble and make available to the Agent at the expense of the Obligors any Collateral at any place and time designated by the Agent which is reasonably convenient to both parties, (iv) remove any

         Collateral from any such premises for the purpose of effecting sale or other disposition thereof, and/or (v) without demand and without advertisement, notice, hearing or process of law, all of which each of the Obligors hereby waives to the fullest extent permitted by law, at any place and time or times, sell and deliver any or all Collateral held by or for it at public or private sale, by one or more contracts, in one or more parcels, for cash, upon credit or otherwise, at such prices and upon such terms as the Agent deems advisable, in its sole discretion (subject to any and all mandatory legal requirements). In addition to all other sums due the Agent and the Lenders with respect to the Secured Obligations, the Obligors shall pay the Agent and each of the Lenders all reasonable documented costs and expenses incurred by the Agent or any such Lender, including, but not limited to, reasonable attorneys' fees and court costs, in obtaining or liquidating the Collateral, in enforcing payment of the Secured Obligations, or in the prosecution or defense of any action or proceeding by or against the Agent or the Lenders or the Obligors concerning any matter arising out of or connected with this Security Agreement, any Collateral or the Secured Obligations, including, without limitation, any of the foregoing arising in, arising under or related to a case under the Bankruptcy Code. To the extent the rights of notice cannot be legally waived hereunder, each Obligor agrees that any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to the Borrower in accordance with the notice provisions of Section 11.1 of the Credit Agreement at least 10 days before the time of sale or other event giving rise to the requirement of such notice. The Agent and the Lenders shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. To the extent permitted by law, any Lender may be a purchaser at any such sale. To the extent permitted by applicable law, each of the Obligors hereby waives all of its rights of redemption with respect to any such sale. Subject to the provisions of applicable law, the Agent and the Lenders may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by law, be made at the time and place to which the sale was postponed, or the Agent and the Lenders may further postpone such sale by announcement made at such time and place.

                  (b) Remedies relating to Accounts. Upon the occurrence of an Event of Default and during the continuation thereof, whether or not the Agent has exercised any or all of its rights and remedies hereunder, each Obligor will promptly upon request of the Agent instruct all account debtors to remit all payments in respect of Accounts to a mailing location selected by the Agent. In addition, the Agent or its designee may notify any Obligor's customers and account debtors that the Accounts of such Obligor have been assigned to the Agent or of the Agent's security interest therein, and may (either in its own name or in the name of an Obligor or both) demand, collect (including without limitation by way of a lockbox arrangement), receive, take receipt for, sell, sue for, compound, settle, compromise and give acquittance for any and all amounts due or to become due on any Account, and, in the Agent's discretion, file any claim or take any other action or proceeding to protect and realize upon the security interest of the Lenders in the Accounts. Each Obligor acknowledges and agrees that the Proceeds of its Accounts remitted to or on behalf of the Agent in accordance with the provisions hereof shall be solely for the Agent's own convenience and that such Obligor shall not have any right, title or interest in such Accounts or in any such other amounts except as expressly provided herein. The Agent and the Lenders shall have no liability or responsibility to any Obligor for acceptance of a check, draft or other order for payment of money bearing the legend "payment in full" or words of similar import or any other restrictive legend or endorsement or be responsible for determining the correctness of any remittance. Each Obligor hereby agrees to indemnify the Agent and the Lenders from and against all liabilities, damages, losses, actions, claims, judgments, costs, expenses, charges and reasonable attorneys' fees suffered or incurred by the Agent or the Lenders (each, an "Indemnified Party") because of the maintenance of the foregoing arrangements except as relating to or arising out of the gross negligence or willful misconduct of an Indemnified Party or its officers, employees or agents. In the case of any investigation, litigation or other proceeding, the foregoing indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by an Obligor, its directors, shareholders or creditors or an Indemnified Party or any other Person or any other Indemnified Party is otherwise a party thereto.

                  (c) Access. In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default and during the continuance thereof, the Agent shall have the right to enter and remain upon the various premises of the Obligors without cost or charge to the Agent, and use the same, together with materials, supplies, books and records of the Obligors for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of the Collateral, whether by foreclosure, auction or otherwise. In addition, the Agent may remove Collateral, or any part thereof, from such premises and/or any records with respect thereto, in order to effectively collect or liquidate such Collateral.

                  (d) Nonexclusive Nature of Remedies. Failure by the Agent or the Lenders to exercise any right, remedy or option under this Security Agreement, any other Credit Document, any Hedging Agreement or as provided by law, or any delay by the Agent or the Lenders in exercising the same, shall not operate as a waiver of any such right, remedy or option. No waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated, which in the case of the Agent or the Lenders shall only be granted as provided herein. To the extent permitted by law, neither the Agent, the Lenders, nor any party acting as attorney for the Agent or the Lenders, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct hereunder. The rights and remedies of the Agents and the Lenders under this Security Agreement shall be cumulative and not exclusive of any other right or remedy which the Agent or the Lenders may have.

                  (e) Retention of Collateral. The Agent may, after providing the notices required by Section 9-505(2) of the UCC or otherwise complying with the requirements of applicable law of the relevant jurisdiction, to the extent the Agent is in possession of any of the Collateral, retain the Collateral in satisfaction of the Secured Obligations. Unless and until the Agent shall have provided such notices, however, the Agent shall not be deemed to have retained any Collateral in satisfaction of any Secured Obligations for any reason.

                  (f) Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Agent or the Lenders are legally entitled, the Obligors shall be jointly and severally liable for the deficiency, together with interest thereon at the default rate specified in Section 3.1 of the Credit Agreement for Revolving Loans that are Base Rate Loans, together with the costs of collection and the reasonable fees of any attorneys employed by the Agent to collect such deficiency. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Obligors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

         9. Rights of the Agent.

                  (a) Power of Attorney. In addition to other powers of attorney contained herein, each Obligor hereby designates and appoints the Agent, on behalf of the Lenders, and each of its designees or agents, as attorney-in-fact of such Obligor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuance of an Event of
         Default:

                           (i) to demand, collect, settle, compromise, adjust,
                  give discharges and releases, all as the Agent may reasonably determine;

                           (ii) to commence and prosecute any actions at any
                  court for the purposes of collecting any Collateral and enforcing any other right in respect thereof;

                           (iii) to defend, settle or compromise any action
                  brought and, in connection therewith, give such discharge or release as the Agent may deem reasonably appropriate;

                           (iv) receive, open and dispose of mail addressed to
                  an Obligor and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to the Collateral of such Obligor on behalf of and in the name of such Obligor, or securing, or relating to such Collateral;

                           (v) sell, assign, transfer, make any agreement in
                  respect of, or otherwise deal with or exercise rights in respect of, any Collateral or the goods or services which have given rise thereto, as fully and completely as though the Bank were the absolute owner thereof for all purposes;

                           (vi) adjust and settle claims under any insurance
                  policy relating thereto;

                           (vii) execute and deliver all assignments,
                  conveyances, statements, financing statements, renewal financing statements, security agreements, affidavits, notices and other agreements, instruments and documents that the Agent may determine necessary in order to perfect and maintain the security interests and liens granted in this Security Agreement and in order to fully consummate all of the transactions contemplated therein;

                           (viii) institute any foreclosure proceedings that the
                  Agent may deem appropriate; and

                           (ix) do and perform all such other acts and things as
                  the Agent may reasonably deem to be necessary, proper or convenient in connection with the Collateral.

         This power of attorney is a power coupled with an interest and shall be irrevocable (i) for so long as any of the Secured Obligations remain outstanding, any Credit Document or any Hedging Agreement is in effect or any Letter of Credit shall remain outstanding and (ii) until all of the Commitments shall have been terminated. The Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Agent in this Security Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Agent solely to protect, preserve and realize upon its security interest in the Collateral.

                  (b) Performance by the Agent of Obligations. If any Obligor fails to perform any agreement or obligation contained herein, the Agent itself may perform, or cause performance of, such agreement or obligation, and the expenses of the Agent incurred in connection therewith shall be payable by the Obligors on a joint and several basis pursuant to Section 11 hereof.

                  (c) Assignment by the Agent. The Agent may from time to time assign the Secured Obligations and any portion thereof and/or the Collateral and any portion thereof, and the assignee shall be entitled to all of the rights and remedies of the Agent under this Security Agreement in relation thereto.

                  (d) The Agent's Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Collateral while being held by the Agent hereunder, the Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Obligors shall be responsible for preservation of all rights in the Collateral, and the Agent shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Obligors. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Agent shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Collateral.

         10. Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default, any payments in respect of the Secured Obligations and any proceeds of the Collateral, when received by the Agent or any of the Lenders in cash or its equivalent, will be applied in reduction of the Secured Obligations in the order set forth in Section 3.15(b) of the Credit Agreement, and each Obligor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Agent shall have the continuing and exclusive right to apply and reapply any and all such payments and proceeds in the Agent's sole discretion, notwithstanding any entry to the contrary upon any of its books and records.

         11. Costs of Counsel. If at any time hereafter, whether upon the occurrence of an Event of Default or not, the Agent employs counsel to prepare or consider amendments, waivers or consents with respect to this Security Agreement, or to take action or make a response in or with respect to any legal or arbitral proceeding relating to this Security Agreement or relating to the Collateral, or to protect the Collateral or exercise any rights or remedies under this Security Agreement or with respect to the Collateral, then the Obligors agree to promptly pay upon demand any and all such reasonable documented costs and expenses of the Agent or the Lenders, all of which costs and expenses shall constitute Secured Obligations hereunder.

         12.      Continuing Agreement.

                  (a) This Security Agreement shall be a continuing agreement in every respect and shall remain in full force and effect so long as any of the Secured Obligations remain outstanding or any Credit Document or Hedging Agreement is in effect or any Letter of Credit shall remain outstanding, and until all of the Commitments thereunder shall have terminated (other than any obligations with respect to the indemnities and the representations and warranties set forth in the Credit Documents). Upon such payment and termination, this Security Agreement shall be automatically terminated and the Agent and the Lenders shall, upon the request and at the expense of the Obligors, forthwith release all of its liens and security interests hereunder and shall execute and deliver all UCC termination statements and/or other documents reasonably requested by the Obligors evidencing such termination. Notwithstanding the foregoing all releases and indemnities provided hereunder shall survive termination of this Security Agreement.

                  (b) This Security Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Agent or any Lender as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including without limitation any reasonable legal fees and disbursements) incurred by the Agent or any Lender in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.

         13. Amendments; Waivers; Modifications. This Security Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 11.6 of the Credit Agreement.

         14. Successors in Interest. This Security Agreement shall create a continuing security interest in the Collateral and shall be binding upon each Obligor, its successors and assigns and shall inure, together with the rights and remedies of the Agent and the Lenders hereunder, to the benefit of the Agent and the Lenders and their successors and permitted assigns; provided, however, that none of the Obligors may assign its rights or delegate its duties hereunder without the prior written consent of each Lender or the Required Lenders, as required by the Credit Agreement. To the fullest extent permitted by law, each Obligor hereby releases the Agent and each Lender, and its successors and assigns, from any liability for any act or omission relating to this Security Agreement or the Collateral, except for any liability arising from the gross negligence or willful misconduct of the Agent, or such Lender, or its officers, employees or agents.

         15. Notices. All notices required or permitted to be given under this Security Agreement shall be in conformance with Section 11.1 of the Credit Agreement.

         16. Counterparts. This Security Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Security Agreement to produce or account for more than one such counterpart.

         17. Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Security Agreement.

         18.      Governing Law; Submission to Jurisdiction; Venue.

                  (a) THIS SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Security Agreement may be brought in the courts of the State of North Carolina, or of the United States for the Western District of North Carolina, and, by execution and delivery of this Security Agreement, each Obligor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of such courts. Each Obligor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address for notices pursuant to Section 11.1 of the Credit Agreement, such service to become effective 30 days after such mailing. Nothing herein shall affect the right of the Agent to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against any Obligor in any other jurisdiction.

                  (b) Each Obligor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Security Agreement brought in the courts referred to in subsection
         (a) hereof and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

         19. Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES TO THIS SECURITY AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         20. Severability. If any provision of any of the Security Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

         21. Entirety. This Security Agreement, the other Credit Documents and the Hedging Agreements represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Credit Documents, the Hedging Agreements or the transactions contemplated herein and therein.

         22. Survival. All representations and warranties of the Obligors hereunder shall survive the execution and delivery of this Security Agreement, the other Credit Documents and the Hedging Agreements, the delivery of the Notes and the making of the Loans and the issuance of the Letters of Credit under the Credit Agreement.

         23. Other Security. To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Collateral (including, without limitation, real property and securities owned by an Obligor), or by a guarantee, endorsement or property of any other Person, then the Agent and the Lenders shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of any Event of Default, and the Agent and the Lenders have the right, in their sole discretion, to determine which rights, security, liens, security interests or remedies the Agent and the Lenders shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or any of the Agent's and the Lenders' rights or the Secured Obligations under this Security Agreement, under any other of the Credit Documents or under any Hedging Agreement.

         24.      Joint and Several Obligations of Obligors.

                  (a) Each of the Obligors is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the Lenders under the Credit Agreement, for the mutual benefit, directly and indirectly, of each of the Obligors and in consideration of the undertakings of each of the Obligors to accept joint and several liability for the obligations of each of them.

                  (b) Each of the Obligors jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Obligors with respect to the payment and performance of all of the Secured Obligations arising under this Security Agreement, the other Credit Documents and the Hedging Agreements, it being the intention of the parties hereto that all the Obligations shall be the joint and several obligations of each of the Obligors without preferences or distinction among them.

                  (c) Notwithstanding any provision to the contrary contained herein or in any other of the Credit Documents, to the extent the obligations of a Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of each Guarantor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the Bankruptcy Code).

         25. Rights of Required Lenders. All rights of the Agent hereunder, if not exercised by the Agent, may be exercised by the Required Lenders.

                  [remainder of page intentionally left blank]

         Each of the parties hereto has caused a counterpart of this Security Agreement to be duly executed and delivered as of the date first above written.

BORROWER:                           INSIGHT HEALTH SERVICES CORP.,
                                    a Delaware corporation

                                    By:

                                    Name:
                                    Title:

GUARANTORS:                         INSIGHT HEALTH CORP.

                                    By:
                                    Name:  Thomas V. Croal
                                    Title: Executive Vice President,
                                           Chief Financial Officer and Secretary

                                    RADIOLOGY SERVICES CORP.

                                    By:
                                    Name:  Thomas V. Croal
                                    Title: Executive Vice President,
                                           Chief Financial Officer and Secretary

                                    OPEN MRI, INC.

                                    By:
                                    Name:  Thomas V. Croal
                                    Title  Executive Vice President,
                                           Chief Financial Officer and Secretary

                                    MAXUM HEALTH CORP.

                                    By:
                                    Name:  Thomas V. Croal
                                    Title: Executive Vice President,
                                           Chief Financial Officer and Secretary

                                    RADIOSURGERY CENTERS, INC.

                                    By:
                                    Name:  Thomas V. Croal
                                    Title: Executive Vice President,
                                           Chief Financial Officer and Secretary

                                    [Signatures Continued]

                                    MTS ENTERPRISES, INC.

                                    By:
                                    Name:  Thomas V. Croal
                                    Title: Executive Vice President,
                                           Chief Financial Officer and Secretary

                                    QUEST FINANCIAL SERVICES, INC.

                                    By:
                                    Name:  Thomas V. Croal
                                    Title: Executive Vice President,
                                           Chief Financial Officer and Secretary

                                    MAXUM HEALTH SERVICES CORP.

                                    By:
                                    Name:  Thomas V. Croal
                                    Title: Executive Vice President,
                                           Chief Financial Officer and Secretary

                                    DIAGNOSTEMPS, INC.

                                    By:
                                    Name:  Thomas V. Croal
                                    Title: Executive Vice President,
                                           Chief Financial Officer and Secretary

                                    DIAGNOSTIC SOLUTIONS CORP.

                                    By:
                                    Name:  Thomas V. Croal
                                    Title: Executive Vice President,
                                           Chief Financial Officer and Secretary

                                    MAXUM HEALTH SERVICES
                                    OF NORTH TEXAS, INC.

                                    By:
                                    Name:  Thomas V. Croal
                                    Title: Executive Vice President,
                                           Chief Financial Officer and Secretary

                                    [Signatures Continued]

                                    MAXUM HEALTH SERVICES
                                    OF ARLINGTON, INC.

                                    By:
                                    Name:  Thomas V. Croal
                                    Title: Executive Vice President,
                                           Chief Financial Officer and Secretary

                                    MAXUM HEALTH SERVICES
                                    OF DALLAS, INC.

                                    By:
                                    Name:  Thomas V. Croal
                                    Title: Executive Vice President,
                                           Chief Financial Officer and Secretary

                                    NORTH DALLAS DIAGNOSTIC CENTER, INC..

                                    By:
                                    Name:  Thomas V. Croal
                                    Title: Executive Vice President,
                                           Chief Financial Officer and Secretary

         Accepted and agreed to in Charlotte, North Carolina as of the date first above written.

                                    NATIONSBANK, N.A., as Agent

                                    By:
                                    Name:
                                    Title:

                                  SCHEDULE 1(b)

                              INTELLECTUAL PROPERTY

                                  SCHEDULE 4(a)

                             CHIEF EXECUTIVE OFFICE

                                  SCHEDULE 4(b)

                             LOCATIONS OF COLLATERAL

                                  SCHEDULE 4(c)

        MERGERS, CONSOLIDATIONS, CHANGE IN STRUCTURE OR USE OF TRADENAMES

                                SCHEDULE 5(f)(i)

                                     NOTICE

                                       OF

                           GRANT OF SECURITY INTEREST

                                       IN

                                   COPYRIGHTS

United States Copyright Office

Gentlemen:

         Please be advised that pursuant to the Security Agreement dated as of October 14, 1997 (as the same may be amended, modified, extended or restated from time to time, the "Security Agreement") by and among the Obligors party thereto (each an "Obligor" and collectively, the "Obligors") and NationsBank, N.A., as Agent (the "Agent") for the lenders referenced therein (the "Lenders"), the undersigned Obligor has granted a continuing security interest in and continuing lien upon, the copyrights and copyright applications shown below to the Agent for the ratable benefit of the Lenders:

                                   COPYRIGHTS
                                   ----------


                                                                 Date of
   Copyright No.            Description of Copyright            Copyright
   ------------             ------------------------            ---------





                             Copyright Applications
                             ----------------------


  Copyright              Description of Copyright            Date of Copyright
Applications No.               Applied For                      Applications
----------------         ------------------------            -----------------




         The Obligors and the Agent, on behalf of the Lenders, hereby acknowledge and agree that the security interest in the foregoing copyrights and copyright applications (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any copyright or copyright application.

                                    Very truly yours,

                                    __________________________________
                                    [Obligor]

                                    By: _______________________________
                                    Name: _____________________________
                                    Title: ____________________________

Acknowledged and Accepted:

NATIONSBANK, N.A., as Agent

By: ___________________________
Name: _________________________
Title: ________________________

                                SCHEDULE 5(f)(ii)
                                -----------------

                                     NOTICE

                                       OF

                           GRANT OF SECURITY INTEREST

                                       IN

                                     PATENTS

United States Patent and Trademark Office

Gentlemen:

         Please be advised that pursuant to the Security Agreement dated as of October 14, 1997 (the "Security Agreement") by and among the Obligors party thereto (each an "Obligor" and collectively, the "Obligors") and NationsBank, N.A., as Agent (the "Agent") for the lenders referenced therein (the "Lenders"), the undersigned Obligor has granted a continuing security interest in and continuing lien upon, the patents and patent applications shown below to the Agent for the ratable benefit of the Lenders:

                                     PATENTS
                                     -------

                              Description of Patent            Date of
    Patent No.                       Item                      Patent
    ----------                ---------------------            -------





                               Patent Applications
                               -------------------

    Patent                Description of Patent              Date of Patent
Applications No.               Applied For                     Applications
---------------           ---------------------              --------------





         The Obligors and the Agent, on behalf of the Lenders, hereby acknowledge and agree that the security interest in the foregoing patents and patent applications (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any patent or patent application.

                                    Very truly yours,

                                    ________________________________
                                    [Obligor]

                                    By: ____________________________
                                    Name: __________________________
                                    Title: _________________________

Acknowledged and Accepted:

NATIONSBANK, N.A., as Agent

By:____________________________
Name: _________________________
Title: ________________________

                               SCHEDULE 5(f)(iii)
                               ------------------

                                     NOTICE

                                       OF

                           GRANT OF SECURITY INTEREST

                                       IN

                                   TRADEMARKS

United States Patent and Trademark Office

Gentlemen:

         Please be advised that pursuant to the Security Agreement dated as of October 14, 1997 (the "Security Agreement") by and among the Obligors party thereto (each an "Obligor" and collectively, the "Obligors") and NationsBank, N.A., as Agent (the "Agent") for the lenders referenced therein (the "Lenders"), the undersigned Obligor has granted a continuing security interest in and continuing lien upon, the trademarks and trademark applications shown below to the Agent for the ratable benefit of the Lenders:

                                   TRADEMARKS
                                   ----------

                              Description of Trademark            Date of
  Trademark No.                        Item                       Trademark
  -------------               ------------------------            ---------





                             Trademark Applications
                             ----------------------

  Trademark               Description of Trademark            Date of Trademark
Applications No.                Applied For                      Applications
----------------          ------------------------            -----------------






         The Obligors and the Agent, on behalf of the Lenders, hereby acknowledge and agree that the security interest in the foregoing trademarks and trademark applications (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any trademark or trademark application.

                                    Very truly yours,

                                    __________________________________
                                    [Obligor]

                                    By: ______________________________
                                    Name: ____________________________
                                    Title: ___________________________

Acknowledged and Accepted:

NATIONSBANK, N.A., as Agent

By: ___________________________
Name: _________________________
Title: ________________________

                                  Exhibit 1.1C

                         FORM OF SUBORDINATION AGREEMENT

         THIS AGREEMENT (this "Agreement"), dated as of _________ __, 1997, is entered into by NATIONSBANK, N.A., in its capacity as agent (the "Agent") for the lending institution (the "Lenders") from time to time party to that certain Credit Agreement, dated as of October 13, 1997 (as the same may be amended, modified, supplemented, extended, restated, refinanced, replaced or refunded from time to time, the "Credit Agreement") by and among InSight Health Services Corp., a Delaware corporation (the "Borrower"), certain subsidiaries of the Borrower as guarantors (the "Guarantors"), for the benefit of GENERAL ELECTRIC COMPANY (together with its affiliates, "GE").

                                    RECITALS:

         GE has entered into, and may from time to time hereafter enter into, certain equipment lease or other financing transactions with the Borrower and/or the Guarantors under the GE Agreements hereinafter defined pursuant to which (i) GE, as lessor, agrees to lease to the Borrower and/or such Guarantors, as lessees, the leased equipment, under either a capital lease or an operating lease, or GE and the Borrower and/or such Guarantors are party to any other financing arrangement in respect of equipment, and (ii) the Borrower and/or such Guarantors have granted GE a first priority security interest in such equipment.

         The Lenders have agreed to make certain extensions of credit to the Borrower pursuant to the Credit Agreement provided that the Agent, on behalf of the Lenders, is granted liens and security interest in certain personal property of the Borrower and the Guarantors, including without limitation, the GE Collateral.

         GE has agreed to enter into this Agreement in order to consent to the security interest in favor of the Agent in the GE Collateral arising pursuant to the GE Collateral Documents defined in the Credit Agreement, provided that such security interest is subordinated by the Agent on the terms set forth in this Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Agent hereby agrees as follows for the benefit of GE:

                                    SECTION 1

                                   Definitions

         1.1      For the purposes hereof:

                  (l) "GE Collateral" shall mean any present or future collateral subject to a GE Agreement (including without limitation equipment subject of any capital or operating lease between GE, on the one hand, and either the Borrower ort any of the Guarantors , on the other hand). subject to a financing arrangement between the Borrower or any of the Guarantors, on the one hand, and GE, on the other hand, and evidenced by a GE Equipment Agreement.

                  (m) "GE Agreements" means, collectively, any present or future operating leases, capital leases, purchase money financing arrangements and other agreements pursuant to which GE sells, leases or otherwise transfers equipment to the Borrower or any of the Guarantors.

                  (n) "GE Obligations" means all of the principal, interest, premium, penalties, fees, expenses, indemnities and other liabilities and obligations payable by Borrower and/or any Guarantor under all GE Agreements.

         1.2 The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, subsection, schedule and exhibit references are to this Agreement unless otherwise specified. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

                                    SECTION 2

                             Consent to Second Lien

         2.1 GE hereby consents to the granting by the Borrower and the Guarantors of a second priority security interest in the GE Collateral and agrees that the granting thereof shall not constitute a default under the GE Agreements or any other documents executed in connection with the transactions evidenced by the GE Agreements.

                                    SECTION 3

                             Subordination of Liens

         3.1 Notwithstanding anything to the contrary contained in the Credit Documents, the Agent hereby (a) acknowledges that the GE Collateral is (and/or will be from time to time) subject to Liens on and security interests in favor of each of the Agent (arising under the Credit Documents) and GE (arising under the GE Agreements), (b) hereby expressly subordinates its interest in and to any present or future GE Collateral to the prior interests of GE arising under the GE Agreements, and (c) agrees that any Lien or security interest of GE is and shall remain prior to any Lien or security interest in or to any present or future GE Collateral and that the Agent's Lien and security interest in and to any present or future GE Collateral shall at all times remain subordinated to any such Lien or security interest of GE in the GE Collateral.

         3.2 Until such time as all GE Obligations shall have been paid irrevocably in full and the GE Agreements shall have been terminated, the Agent agrees that it will not commence or continue any foreclosure or liquidation proceedings or remedies in respect of any of the GE Collateral. In the event that any of the GE Collateral, or any collections or other proceeds thereof, shall be received by the Agent at any time for any reason, such GE Collateral and/or proceeds shall be held in trust for the benefit of, and promptly remitted to GE.

         3.3 Notwithstanding anything to the contrary contained in this Agreement, the Agent may file UCC financing statements and continuation statements to preserve its Liens and security interests in the GE Collateral and may file such claims and proofs of claim and take such other action as may be necessary to enforce its claim in any bankruptcy, insolvency, reorganization, liquidation or similar proceeding. The Agent agrees not to initiate, prosecute, encourage, or cooperate with any other Person to initiate or prosecute any claim, action or other proceeding (a) challenging the enforceability of GE's claim, (b) challenging the perfection or enforceability of any Liens or security interests in GE Collateral securing any GE Obligations or (c) asserting any claims which the Borrower or any Guarantor may hold with respect to GE or the GE Obligations.

         3.4 No right of GE to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act by GE, or by any noncompliance by the Borrower or any Guarantor with the terms and provisions and covenants herein, regardless of any knowledge thereof such holder may have or otherwise be charged with.

                                    SECTION 4

                    Modification of GE Obligations; Reliance

        4.1 The Agent consents that, without the necessity of any reservation of rights against the Agent, and without notice to or further assent by the Agent, the GE Obligations and any document or instrument evidencing or governing the terms of any GE Obligations or any collateral security documents or guaranties or documents relating to the GE Obligations may be amended, modified, supplemented or terminated, in whole or in part, as GE may deem advisable from time to time, and any GE Collateral at any time securing payment of any of the GE Obligations may be sold, exchanged, waived, surrendered or released, in each case all without notice to or further assent by the Agent, which will remain bound under this Agreement, and all without impairing, abridging, releasing or affecting the subordination provided for herein, notwithstanding any such renewal, extension, modification, acceleration, compromise, amendment, supplement, termination, sale, exchange, waiver, surrender or release. The Agent waives any and all notice of the creation, modification, renewal, extension or accrual of any of the GE Obligations.

                                    SECTION 5

                                  Miscellaneous

         5.1 No failure to exercise, and no delay in exercising on the part of GE, from time to time, any rights, power and privileges under the GE Obligations, or any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement and in any agreement relating to any of the GE Obligations and all other agreements, instruments and documents referred to in any of the foregoing are cumulative and shall not be exclusive of any rights or remedies provided by law.

         5.2 Except as otherwise expressly provided herein, all notices and other communications shall have been duly given and shall be effective (a) when delivered, (b) when transmitted via telecopy (or other facsimile device) to the number set out below, (c) the business day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service, or (d) the third business day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the respective parties at the address set forth below, or at such other address as such party may specify by written notice to the other parties hereto:

         if to the Borrower or the Guarantors:

                  c/o Insight Health Services Corp.
                  4400 MacArthur Boulevard
                  Suite 800
                  Newport Beach, CA  92600
                  Attn:  Thomas V. Croal, CFO
                  Telephone:  (714) 476-0733
                  Telecopy:   (714) 851-5981

         with a copy to:

                  TC Group, L.L.C.
                  1001 Pennsylvania Avenue
                  Washington, DC 20004-2505
                  Attn:  David Dupree
                  Telephone:  (202) 626-1250
                  Telecopy:   (202) 347-1818
         if to the Agent:

                  NationsBank, N. A.
                  Independence Center, 15th Floor
                  NC1-001-15-04
                  101 North Tryon Street
                  Charlotte, North Carolina 28255
                  Attn:  Agency Services
                  Telephone:  (704) 388-1108
                  Telecopy:   (704) 388-9436

         with a copy to:

                  NationsBank, N. A.
                  700 Louisiana Street
                  Houston, Texas  77002
                  Attn:  Scott Singhoff
                  Telephone:  (713) 247-6961
                  Telecopy:   (713) 247-6360

         if to GE:

                  General Electric Company
                  20825 Swenson Drive, Suite 100
                  Waukesha, Wisconsin
                  Attn:  Richard S. Berger
                  Telephone:  (414) 798-4500
                  Telecopy:   (414) 798-4573

         5.3 This Agreement and the rights and obligations of the parties under this Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York applicable to contracts made and to be performed in such state, and shall be binding upon and inure to the benefit of GE, the Agent and their respective successors, transferees and assigns.

         5.4 This Agreement may be executed by the parties hereto in any number of separate counterparts all of which taken together shall constitute one and the same instrument.

         5.5 The subordination provisions contained herein are for the benefit of GE and its successors and assigns as holder from time to time of GE Obligations and may not be rescinded or canceled or modified in any way, nor, unless otherwise expressly provided for herein, may any provision of this Agreement be waived or changed without the express prior written consent thereto of GE.

         5.6 This Agreement shall (i) become effective as of the date hereof at such time as a counterpart hereof shall have been executed by each of the Agent, GE, the Borrower, the Guarantors and (ii) shall remain in effect until such time as all GE Obligations shall have been paid irrevocably in full and the agreements evidencing any GE Obligations shall have been terminated.

         IN WITNESS WHEREOF, the Agent has caused this Agreement to be executed by its duly authorized officer as of the day and year first above written.

                                        NATIONSBANK, N.A.,
                                        in its capacity as Agent for the Lenders under the Credit Agreement

                                        By: __________________________________

                                        Title: _______________________________

Acknowledged and accepted:

GENERAL ELECTRIC COMPANY,

By: ___________________________

Title:_________________________

                             [Signatures Continued]

Each of the undersigned agrees to comply with the provisions of this Agreement applicable to it.

INSIGHT HEALTH SERVICES CORP.

By: ___________________________
Title: ________________________
Date: _________________________

INSIGHT HEALTH CORP.

By: ___________________________
Title: ________________________
Date: _________________________

RADIOLOGY SERVICES CORP.

By: ___________________________
Title: ________________________
Date: _________________________

OPEN MRI, INC.

By: ___________________________
Title: ________________________
Date: _________________________

MAXUM HEALTH CORP.

By: ___________________________
Title: ________________________
Date: _________________________

RADIOSURGERY CENTERS, INC.

By: ___________________________
Title: ________________________
Date: _________________________

MTS ENTERPRISES, INC.

By: ___________________________
Title: ________________________
Date: _________________________

QUEST FINANCIAL SERVICES, INC.

By: ___________________________

Title: ________________________
Date: _________________________

MAXUM HEALTH SERVICES CORP.

By: ___________________________
Title: ________________________
Date: _________________________


DIAGNOSTEMPS, INC.

By: ___________________________
Title: ________________________
Date: _________________________

DIAGNOSTIC SOLUTIONS CORP.

By: ___________________________
Title: ________________________
Date: _________________________

MAXUM HEALTH SERVICES
OF NORTH TEXAS, INC.

By: ___________________________
Title: ________________________
Date: _________________________

MAXUM HEALTH SERVICES
OF ARLINGTON, INC.

By: ___________________________
Title: ________________________
Date: _________________________

MAXUM HEALTH SERVICES
OF DALLAS, INC.

By: ___________________________
Title: ________________________
Date: _________________________


NORTH DALLAS DIAGNOSTIC CENTER, INC..

By: ___________________________
Title: ________________________
Date: _________________________

                                Exhibit 2.1(b)(i)

                           FORM OF NOTICE OF BORROWING

NationsBank, N. A.,
  as Agent for the Lenders

101 North Tryon Street
Independence Center, 15th Floor

NC1-001-15-04
Charlotte, North Carolina  28255
Attention:  Agency Services

Ladies and Gentlemen:

         The undersigned, Insight Health Services Corp. (the "Borrower"), refers to the Credit Agreement dated as of October 14, 1997 (as amended, modified, restated or supplemented from time to time, the "Credit Agreement"), among the Borrower, the Guarantors, the Lenders and NationsBank, N. A., as Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. [The Borrower hereby gives notice pursuant to Section 2.1 of the Credit Agreement that it requests a Revolving Loan advance under the Credit Agreement, and in connection therewith sets forth below the terms on which such Loan advance is requested to be made] [The Borrower hereby gives notice pursuant to Section 2.3 of the Credit Agreement that it requests an Acquisition Loan advance under the Credit Agreement, and in connection therewith sets forth below the terms on which such Loan advance is requested to be made]:


(A)      Date of Borrowing (which is a Business Day)    _______________________

(B)      Principal Amount of Borrowing                  _______________________

(C)      Interest rate basis                            _______________________

(D)      Interest Period and the  last day thereof      _______________________




         In accordance with the requirements of Section 5.3, the Borrower hereby reaffirms the representations and warranties set forth in the Credit Agreement as provided in subsection (b) of such Section, and confirms that the matters referenced in subsections (c) and (d) of such Section, are true and correct.

                                      INSIGHT HEALTH SERVICES CORP.

                                      By: ____________________________________
                                      Name: __________________________________
                                      Title: _________________________________

                                 Exhibit 2.1(e)

                             FORM OF REVOLVING NOTE

$_________________                                                 June 12, 1998


         FOR VALUE RECEIVED, INSIGHT HEALTH SERVICES CORP., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of __________________________, its successors and assigns (the "Lender"), at the office of NationsBank, N. A., as Agent (the "Agent"), at 101 North Tryon Street, Independence Center, NC1-001-15-04, Charlotte, North Carolina 28255 (or at such other place or places as the holder hereof may designate), at the times set forth in the Credit Agreement dated as of October 14, 1997 among the Borrower, the Guarantors, the Lenders and the Agent (as it may be as amended, modified, restated or supplemented from time to time, the "Credit Agreement"; all capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement), but in no event later than the Maturity Date, in Dollars and in immediately available funds, the principal amount of ________________________DOLLARS ($____________) or, if less than such principal amount, the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Borrower pursuant to the Credit Agreement, and to pay interest from the date hereof on the unpaid principal amount hereof, in like money, at said office, on the dates and at the rates selected in accordance with Section 2.1(d) of the Credit Agreement.

         Upon the occurrence and during the continuance of an Event of Default, the balance outstanding hereunder shall bear interest as provided in Section 3.1 of the Credit Agreement. Further, in the event the payment of all sums due hereunder is accelerated under the terms of the Credit Agreement, this Note, and all other indebtedness of the Borrower to the Lender shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

         In the event this Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees.

         All borrowings evidenced by this Note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on Schedule A attached hereto and incorporated herein by reference, or on a continuation thereof which shall be attached hereto and made a part hereof; provided, however, that any failure to endorse such information on such schedule or continuation thereof shall not in any manner affect the obligation of the Borrower to make payments of principal and interest in accordance with the terms of this Note.

         This Note and the Loans evidenced hereby may be transferred in whole or in part only by registration of such transfer on the Register maintained by or on behalf of the Borrower as provided in Section 11.3(c) of the Credit Agreement.

         IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed by its duly authorized officer as of the day and year first above written.

                                     INSIGHT HEALTH SERVICES CORP.

                                     By: _____________________________________
                                     Name: ___________________________________
                                     Title: __________________________________

                                SCHEDULE A TO THE

                                 REVOLVING NOTE

                                OF ______________

                               DATED JUNE 12, 1998

                                                         Unpaid          Name of
         Type                                            Principal       Person
         of          Interest               Payments     Balance         Making
Date     Loan         Period   Principal    Interest     of Note         Notation
----     ----        -------   ---------    --------     --------        --------





                                 Exhibit 2.3(e)

                          FORM OF ACQUISITION LOAN NOTE

$_________________                                                 June 12, 1998


         FOR VALUE RECEIVED, INSIGHT HEALTH SERVICES CORP., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of __________________________, its successors and assigns (the "Lender"), at the office of NationsBank, N. A., as Agent (the "Agent"), at 101 North Tryon Street, Independence Center, NC1-001-15-04, Charlotte, North Carolina 28255 (or at such other place or places as the holder hereof may designate), at the times set forth in the Credit Agreement dated as of October 14, 1997 among the Borrower, the Guarantors, the Lenders and the Agent (as it may be as amended, modified, restated or supplemented from time to time, the "Credit Agreement"; all capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement), but in no event later than the Maturity Date, in Dollars and in immediately available funds, the principal amount of ________________________DOLLARS ($____________) or, if less than such principal amount, the aggregate unpaid principal amount of all Acquisition Loans made by the Lender to the Borrower pursuant to the Credit Agreement, and to pay interest from the date hereof on the unpaid principal amount hereof, in like money, at said office, on the dates and at the rates selected in accordance with Section 2.3(d) of the Credit Agreement.

         Upon the occurrence and during the continuance of an Event of Default, the balance outstanding hereunder shall bear interest as provided in Section 3.1 of the Credit Agreement. Further, in the event the payment of all sums due hereunder is accelerated under the terms of the Credit Agreement, this Note, and all other indebtedness of the Borrower to the Lender shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

         In the event this Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees.

         All borrowings evidenced by this Note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on Schedule A attached hereto and incorporated herein by reference, or on a continuation thereof which shall be attached hereto and made a part hereof; provided, however, that any failure to endorse such information on such schedule or continuation thereof shall not in any manner affect the obligation of the Borrower to make payments of principal and interest in accordance with the terms of this Note.

         This Note and the Loans evidenced hereby may be transferred in whole or in part only by registration of such transfer on the Register maintained by or on behalf of the Borrower as provided in Section 11.3(c) of the Credit Agreement.

         IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed by its duly authorized officer as of the day and year first above written.

                                     INSIGHT HEALTH SERVICES CORP.

                                     By:
                                     Name:
                                     Title:

                                SCHEDULE A TO THE

                              ACQUISITION LOAN NOTE

                                OF ______________

                               DATED JUNE 12, 1998

                                                        Unpaid        Name of
         Type                                           Principal     Person
         of        Interest                Payments     Balance       Making
Date     Loan      Period     Principal    Interest     of Note       Notation
----     ----      --------   ---------    --------     --------      --------





                                 Exhibit 2.4(f)

                           FORM OF TRANCHE A TERM NOTE

$_________________                                                 June 12, 1998


                  FOR VALUE RECEIVED, INSIGHT HEALTH SERVICES CORP., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of __________________________, its successors and assigns (the "Lender"), at the office of NationsBank, N. A., as Agent (the "Agent"), at 101 North Tryon Street, Independence Center, NC1-001-15-04, Charlotte, North Carolina 28255 (or at such other place or places as the holder hereof may designate), at the times set forth in the Credit Agreement dated as of October 14, 1997 among the Borrower, the Guarantors, the Lenders and the Agent (as it may be as amended, modified, restated or supplemented from time to time, the "Credit Agreement"; all capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement), but in no event later than the Maturity Date, in Dollars and in immediately available funds, the principal amount of ________________________DOLLARS ($____________), and to pay interest from the date hereof on the unpaid principal amount hereof, in like money, at said office, on the dates and at the rates selected in accordance with Section 2.4(e) of the Credit Agreement.

         Upon the occurrence and during the continuance of an Event of Default, the balance outstanding hereunder shall bear interest as provided in Section 3.1 of the Credit Agreement. Further, in the event the payment of all sums due hereunder is accelerated under the terms of the Credit Agreement, this Note, and all other indebtedness of the Borrower to the Lender shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

         In the event this Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees.

         All borrowings evidenced by this Note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on Schedule A attached hereto and incorporated herein by reference, or on a continuation thereof which shall be attached hereto and made a part hereof; provided, however, that any failure to endorse such information on such schedule or continuation thereof shall not in any manner affect the obligation of the Borrower to make payments of principal and interest in accordance with the terms of this Note.

         This Note and the Loans evidenced hereby may be transferred in whole or in part only by registration of such transfer on the Register maintained by or on behalf of the Borrower as provided in Section 11.3(c) of the Credit Agreement.

         IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed by its duly authorized officer as of the day and year first above written.

                                     INSIGHT HEALTH SERVICES CORP.

                                     By:
                                     Name:
                                     Title:

                                SCHEDULE A TO THE

                               TRANCHE A TERM NOTE

                                OF _____________

                               DATED JUNE 12, 1998

                                                         Unpaid       Name of
         Type                                            Principal    Person
         of        Interest                 Payments     Balance      Making
Date     Loan      Period      Principal    Interest     of Note      Notation
----     ----      --------    ---------    --------     --------     --------






                                   Exhibit 3.2

                     FORM OF NOTICE OF EXTENSION/CONVERSION

NationsBank, N. A.,
  as Agent for the Lenders

101 North Tryon Street
Independence Center, 15th Floor

NC1-001-15-04
Charlotte, North Carolina  28255
Attention:  Agency Services

Ladies and Gentlemen:

         The undersigned, Insight Health Services Corp. (the "Borrower"), refers to the Credit Agreement dated as of October 14, 1997 (as amended, modified, restated or supplemented from time to time, the "Credit Agreement"), among the Borrower, the Guarantors, the Lenders and NationsBank, N. A., as Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The Borrower hereby gives notice pursuant to Section 3.2 of the Credit Agreement that it requests an extension or conversion of a [Revolving Loan] [Acquisition Loan] [Tranche A Term Loan] outstanding under the Credit Agreement, and in connection therewith sets forth below the terms on which such extension or conversion is requested to be made:



(A)      Loan Type/Tranche                               _______________________

(B)      Date of Extension or Conversion
         (which is the last day of the
         the applicable Interest Period)                 _______________________

(C)      Principal Amount of Extension or Conversion     _______________________

(D)      Interest rate basis                             _______________________

(E)      Interest Period and the last day thereof        _______________________




         In accordance with the requirements of Section 5.3, the Borrower hereby reaffirms the representations and warranties set forth in the Credit Agreement as provided in subsection (b) of such Section, and confirms that the matters referenced in subsections (c) and (d) of such Section, are true and correct.

                                    INSIGHT HEALTH SERVICES CORP.

                                    By:
                                    Name:
                                    Title:

                                 Exhibit 7.1(c)

                    FORM OF OFFICER'S COMPLIANCE CERTIFICATE

         For the fiscal quarter ended _________________, 19___.

         I, ______________________, [Title] of Insight Health Services Corp. (the "Borrower") hereby certify that, to the best of my knowledge and belief, with respect to that certain Credit Agreement dated as of October 14, 1997 (as amended, modified, restated or supplemented from time to time, the "Credit Agreement"; all of the defined terms in the Credit Agreement are incorporated herein by reference) among the Borrower, the Guarantors, the Lenders and NationsBank, N. A., as Agent:

         a. The company-prepared financial statements which accompany this certificate are true and correct in all material respects and have been prepared in accordance with GAAP applied on a consistent basis, subject to changes resulting from normal year-end audit adjustments.

         b. Since ___________ (the date of the last similar certification, or, if none, the Closing Date) no Default or Event of Default has occurred under the Credit Agreement;

         c. Consolidated Capital Expenditures for the current fiscal year as of the date hereof are $__________________; and

         d. Capital expenditures for Open MRI and its Subsidiaries for the current fiscal year as of the date hereof are $_________________.

         Delivered herewith are detailed calculations demonstrating compliance by the Credit Parties with the financial covenants contained in Section 7.11 of the Credit Agreement as of the end of the fiscal period referred to above.

         This ______ day of ___________, 19__.

                                     INSIGHT HEALTH SERVICES CORP.

                                     By:
                                     Name:
                                     Title:

                       Attachment to Officer's Certificate

                       Computation of Financial Covenants

                                  Exhibit 7.12

                            FORM OF JOINDER AGREEMENT

         THIS JOINDER AGREEMENT (the "Agreement"), dated as of _____________, 19__, is by and between _____________________, a ___________________ (the
"Subsidiary"), and NATIONSBANK, N. A., in its capacity as Agent under that certain Credit Agreement (as it may be amended, modified, restated or supplemented from time to time, the "Credit Agreement"), dated as of October 14, 1997, by and among Insight Health Services Corp., a Delaware corporation (the "Borrower"), the Guarantors, the Lenders and NationsBank, N. A., as Agent. All of the defined terms in the Credit Agreement are incorporated herein by reference.

         The Subsidiary is an Additional Credit Party, and, consequently, the Credit Parties are required by Section 7.12 of the Credit Agreement to cause the Subsidiary to become a "Guarantor".

         Accordingly, the Subsidiary hereby agrees as follows with the Agent, for the benefit of the Lenders:

         1. The Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Subsidiary will be deemed to be a party to the Credit Agreement and a "Guarantor" for all purposes of the Credit Agreement, and shall have all of the obligations of a Guarantor thereunder as if it had executed the Credit Agreement. The Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Guarantors contained in the Credit Agreement. Without limiting the generality of the foregoing terms of this paragraph 1, the Subsidiary hereby
(i) jointly and severally together with the other Guarantors, guarantees to each Lender and the Agent, as provided in Section 4 of the Credit Agreement, the prompt payment and performance of the Credit Party Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof.

         2. The Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Subsidiary will be deemed to be a party to the Security Agreement, and shall have all the obligations of an "Obligor" (as such term is defined in the Security Agreement) thereunder as if it had executed the Security Agreement. The Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Security Agreement. Without limiting generality of the foregoing terms of this paragraph 2, the Subsidiary hereby grants to the Agent, for the benefit of the Lenders, a continuing security interest in, and a right of set off against any and all right, title and interest of the Subsidiary in and to the Collateral (as such term is defined in Section 2 of the Security Agreement) of the Subsidiary. The Subsidiary hereby represents and warrants to the Agent that:

                  (i) The Subsidiary's chief executive office and chief place of business are (and for the prior four months have been) located at the locations set forth on Schedule 1 attached hereto and the Subsidiary keeps its books and records at such locations.

                  (ii) The type of Collateral owned by the Subsidiary and the location of all Collateral owned by the Subsidiary is as shown on
         Schedule 2 attached hereto.

                  (iii) The Subsidiary's legal name is as shown in this Agreement and the Subsidiary has not in the past four months changed its name, been party to a merger, consolidation or other change in structure or used any tradename except as set forth in Schedule 3 attached hereto.

                  (iv) The patents and trademarks listed on Schedule 4 attached hereto constitute all of the registrations and applications for the patents and trademarks owned by the Subsidiary.

         3. The Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Subsidiary will be deemed to be a party to the Pledge Agreement, and shall have all the obligations of a "Pledgor" thereunder as if it had executed the Pledge Agreement. The Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all the terms, provisions and conditions contained in the Pledge Agreement. Without limiting the generality of the foregoing terms of this paragraph 3, the Subsidiary hereby pledges and assigns to the Agent, for the benefit of the Lenders, and grants to the Agent, for the benefit of the Lenders, a continuing security interest in any and all right, title and interest of the Subsidiary in and to Pledged Shares (as such term is defined in Section 2 of the Pledge Agreement) listed on Schedule 5 attached hereto and the other Pledged Collateral (as such term is defined in Section 2 of the Pledge Agreement).

         4. The address of the Subsidiary for purposes of all notices and other communications is ____________________, ____________________________, Attention
of ______________ (Facsimile No. ____________).

         5. The Subsidiary hereby waives acceptance by the Agent and the Lenders of the guaranty by the Subsidiary under Section 4 of the Credit Agreement upon the execution of this Agreement by the Subsidiary.

         6. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

         7. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, the Subsidiary has caused this Joinder Agreement to be duly executed by its authorized officers, and the Agent, for the benefit of the Lenders, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

                                  [SUBSIDIARY]

                                  By:
                                  Name:
                                  Title:

                                  Acknowledged and accepted:

                                  NATIONSBANK, N. A., as Agent

                                  By:
                                  Name:
                                  Title:

                                   Schedule 1

                          TO FORM OF JOINDER AGREEMENT

                           [Chief Executive Office and

                     Chief Place of Business of Subsidiary]

                                   Schedule 2

                          TO FORM OF JOINDER AGREEMENT

                       [Types and Locations of Collateral]

                                   Schedule 3

                          TO FORM OF JOINDER AGREEMENT

                                  [Tradenames]

                                   Schedule 4

                          TO FORM OF JOINDER AGREEMENT

                            [Patents and Trademarks]

                                   Schedule 5

                          TO FORM OF JOINDER AGREEMENT

                                [Pledged Shares]

                                 Exhibit 11.3(b)

                        FORM OF ASSIGNMENT AND ACCEPTANCE

         Reference is made to the Credit Agreement dated as of October 14, 1997, as amended and modified from time to time thereafter (the "Credit Agreement") among Insight Health Services Corp., the other Credit Parties party thereto, the Lenders party thereto and NationsBank, N.A., as Agent. Terms defined in the Credit Agreement are used herein with the same meanings.

         The "Assignor" and the "Assignee" referred to on Schedule 1 agree as follows:

         1. The Assignor hereby sells and assigns to the Assignee, without recourse and without representation or warranty except as expressly set forth herein, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Credit Agreement and the other Credit Documents as of the date hereof equal to the percentage interest specified on Schedule 1 of all outstanding rights and obligations under the Credit Agreement and the other Credit Documents. After giving effect to such sale and assignment, the Assignee's Commitment and the amount of the Loans owing to the Assignee will be as set forth on Schedule 1.

         2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Documents or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Credit Party or the performance or observance by any Credit Party of any of its obligations under the Credit Documents or any other instrument or document furnished pursuant thereto; and (iv) attaches the Notes held by the Assignor and requests that the Agent exchange such Notes for new Notes payable to the order of the Assignee in an amount equal to the Commitment assumed by the Assignee pursuant hereto and to the Assignor in an amount equal to the Commitment retained by the Assignor, if any, as specified on Schedule 1.

         3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in
Section 7.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is an Eligible Assignee; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender; and (vi) attaches any U.S. Internal Revenue Service or other forms required under Section 3.11.

         4. Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for acceptance and recording by the Agent. The effective date for this Assignment and Acceptance (the "Effective Date") shall be the date of acceptance hereof by the Agent, unless otherwise specified on
Schedule 1.

         5. Upon such acceptance and recording by the Agent, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

         6. Upon such acceptance and recording by the Agent, from and after the Effective Date, the Agent shall make all payments under the Credit Agreement and the Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and unused fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Notes for periods prior to the Effective Date directly between themselves.

         7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.

         8. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of Schedule 1 to this Assignment and Acceptance by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

         IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment and Acceptance to be executed by their officers thereunto duly authorized as of the date hereof.

                                     ____________________, as Assignor

                                     By:
                                     Name:
                                     Title:

                                     _____________________, as Assignee

                                     By:
                                     Name:
                                     Title:

                                     Notice address of Assignee:

                                     Assignee

                                     ==========================
                                     Attn: _____________________
                                     Telephone:  (___) ________
                                     Telecopy:   (___) ________

CONSENTED TO:

NATIONSBANK, N.A., *

as Agent

By:
Name:
Title:

Insight Health Services Corp.*

By:
Name:
Title:








----------
* Required if the Assignee is an Eligible Assignee solely by reason of clause
(iii) of the definition of "Eligible Assignee."

* Required if the Assignee is an Eligible Assignee solely by reason of clause
(iii) of the definition of "Eligible Assignee."

                                   SCHEDULE 1

                                       to

                            ASSIGNMENT AND ACCEPTANCE

         (a)      Date of Assignment:

         (b)      Legal Name of Assignor:

         (c)      Legal Name of Assignee:

         (d)      Effective Date of Assignment* :

         (e)      Revolving Commitment Percentage Assigned

                  (expressed as a percentage set forth to at least 8 decimals)                                    %

         (f) Revolving Commitment Percentage of Assignee after giving effect to this Assignment and Acceptance

                  as of the Effective Date (set forth to at least 8 decimals)                                     %

         (g) Revolving Commitment Percentage of Assignor after giving effect to this Assignment and Acceptance

                  as of the Effective Date (set forth to at least 8 decimals)                                     %

         (h)      Revolving Committed Amount as of Effective Date                                    $_____________

         (i)      Dollar Amount of Assignor's Revolving Commitment
                  Percentage as of the Effective Date (the amount set

                  forth in (h) multiplied by the percentage set forth in (g))                        $_____________

         (j)      Dollar Amount of Assignee's Revolving Commitment
                  Percentage as of the Effective Date (the amount set

                  forth in (h) multiplied by the percentage set forth in (f))                        $_____________

         (k)      Tranche A Term Loan Commitment Percentage Assigned

                  (expressed as a percentage set forth to at least 8 decimals)                                    %

         (l) Tranche A Term Loan Commitment Percentage of Assignee after giving effect to this Assignment and Acceptance

                  on the Effective Date (set forth to at least 8 decimals)                                        %

         (m) Tranche A Term Loan Commitment Percentage of Assignor after giving effect to this Assignment and Acceptance

                  on the Effective Date (set forth to at least 8 decimals)                                        %

         (n)      Outstanding Balance of Tranche A Term Loan as of Effective Date                    $_____________

         (o)      Principal Amount of Assignor's portion of the Tranche A Term
                  Loan after giving effect to this Assignment and Acceptance on Effective Date (the amount set forth

                  in (n) multiplied by the percentage set forth in (m))                              $_____________

         (p)      Principal Amount of Assignee's portion of the Tranche A Term
                  Loan after giving effect to this Assignment and Acceptance on
                  Effective Date (the amount set forth in (n)
                  multiplied by the percentage set forth in (l))                                     $_____________











--------
* This date should be no earlier than five Business Days after delivery of this Assignment and Acceptance to the Agent.


         (q)      Acquisition Loan Commitment Percentage Assigned

                  (expressed as a percentage set forth to at least 8 decimals)                                    %

         (r) Acquisition Loan Commitment Percentage of Assignee after giving effect to this Assignment and Acceptance

                  as of the Effective Date (set forth to at least 8 decimals)                                     %

         (s) Acquisition Loan Commitment Percentage of Assignor after giving effect to this Assignment and Acceptance

                  as of the Effective Date (set forth to at least 8 decimals)                                     %

         (t)      Acquisition Loan Committed Amount as of Effective Date                             $_____________

         (u)      Dollar Amount of Assignor's Acquisition Loan Commitment
                  Percentage as of the Effective Date (the amount set

                  forth in (t) multiplied by the percentage set forth in (s))                        $_____________

         (v)      Dollar Amount of Assignee's Acquisition Loan Commitment
                  Percentage as of the Effective Date (the amount set

                  forth in (t) multiplied by the percentage set forth in (r))                        $_____________



                                       5